As filed with the Securities and Exchange Commission on September 30, 2005
Securities Act File No. 333-__________ Investment Company Act File No. 811-21257

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER
	THE SECURITIES ACT OF 1933	☒
	Pre-Effective Amendment No. __	☐
	Post-Effective Amendment No. __	☐
and
REGISTRATION STATEMENT
UNDER
	THE INVESTMENT COMPANIES ACT OF 1940	☒
	Amendment No. 4	☒

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
(Exact Name of Registrant as Specified in Its Charter)

Two Hopkins Plaza Baltimore, MD 21201
(Address of Principal Executive Offices)

(410) 237-5900
(Registrant’s Telephone Number, including Area Code)

Mercantile Capital Advisors, Inc. Two Hopkins Plaza Baltimore, MD 21201 Attn: Jennifer E. Vollmer
(Name and Address of Agent for Service)

Copies to:
S. Elliott Cohan Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York , New York 10036		Yukako Kawata Davis Polk & Wardwell 450 Lexington Avenue New York , New York 10017

     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒
     It is proposed that this filing will become effective:
     ☒ When declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title Of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Interest(1)	Proposed Maximum Aggregate Offering Amount(1)	Amount of Registration Fee(2)
Limited liability company interests	1,000	$1,000	$1,000,000	$117.70
(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Transmitted prior to filing.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

☒	The members of the Board of Directors of the Mercantile Alternative Strategies Master Fund LLC have also executed this Registration Statement.

CROSS REFERENCE SHEET

Item No.	Caption	Location

1.	Outside Front Cover Page	Outside Front Cover Page
2.	Cover Pages; Other Offering Information	Inside Front Cover and Outside Back Cover Pages
3.	Fee Table and Synopsis	Summary of Fees and Expenses
4.	Financial Highlights	Not Applicable
5.	Plan of Distribution	Subscriptions for Interests
6.	Selling Shareholders	Not Applicable
7.	Use of Proceeds	Use of Proceeds
8.	General Description of the Registrant	The Fund’s Structure
Investment Policies and Restrictions
Types of Investments and Related Risks
Other Risks
9.	Management	Management of the Fund
The Manager
The Adviser
Administrator
Custodian and Escrow Agent
Management Fee
Incentive Fee
Outstanding Securities
10.	Capital Stock, Long-Term Debt, and Other	Outstanding Securities
Securities
Capital Accounts and Allocations
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Not Applicable
13.	Table of Contents of the Statement of
	Additional Information	Not Applicable
14.	Cover Page of SAI	Not Applicable
15.	Table of Contents	Table of Contents
16.	General Information and History	The Fund’s Structure
17.	Investment Objective and Policies	Investment Program
18.	Management	See Item 9 Above
19.	Control Persons and Principal Holders of	Management of the Fund
Securities
20.	Investment Advisory and Other Services	The Adviser
The Manager
Management Fee
Incentive Fee

21	Portfolio Managers	The Adviser
22.	Brokerage Allocation and Other Practices	Brokerage
23.	Tax Status	Tax Aspects
24.	Financial Statements	Financial Statements

     The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the prospectus that follows.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and we are not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated September 30, 2005

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC

Limited Liability Company Interests

     The Mercantile Alternative Strategies Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. As of the date of this prospectus, the Fund had outstanding $• in limited liability company interests and its aggregate net assets were approximately $•.

      The Fund will invest substantially all of its investable assets into Mercantile Alternative Strategies Master Fund LLC, a Delaware limited liability company with the same investment objectives as the Fund (the “Master Fund”). The Fund’s investment objective is to achieve capital appreciation by investing substantially all of its assets, through its investment in the Master Fund, in a diversified portfolio of investment vehicles, typically referred to as hedge funds (“Investment Funds”), managed pursuant to various alternative investment strategies with a small-capitalization focus. The Investment Funds in which the Master Fund will invest are subject to special risks. See “Types of Investments and Related Risks.”

      This prospectus applies to the offering of an additional $• in limited liability company interests (the “Interests”) of the Fund. The Interests will be offered in a continuous offering at net asset value, plus any applicable distribution fee, as described in this prospectus. Interests will be sold only to investors qualifying as “Eligible Investors” as described in this prospectus. A minimum initial investment of $75,000 is required from each investor. No person who is admitted as a member of the Fund will have the right to require the Fund to redeem any Interest.

     If you purchase an Interest in the Fund, you will become bound by the terms and conditions of the Limited Liability Company Agreement of the Fund (the “LLC Agreement”). A copy of the LLC Agreement is attached as Appendix A to this prospectus.

     This prospectus sets forth information that you should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. This prospectus includes information required to be included in a prospectus and statement of additional information. Additional information about the Fund is available on the U.S. Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

     Neither the SEC nor any state securities commission has determined whether this prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

	Offering Amount (1)	Distribution Fee (2)	Proceeds to the Fund (3)

Total	$•	$•	$•

(1)	The Interests will be offered in a continuous offering at net asset value, plus any applicable distribution fee. The net asset value of the Fund’s outstanding limited liability company interests as of month end prior to the date of this prospectus was $•.

(2)	Assumes a distribution fee of 3%. Investments generally are subject to a distribution fee of up to 3%, subject to waiver for certain types of investors. See “Subscription for Interests.”

(3)	Assumes the sale of all Interests registered under this offering and reflects deduction of expenses expected to be incurred by the Fund in connection with this offering of approximately $•.

Mercantile Investment Services, Inc. is the distributor of the Interests (the “Distributor”) on a best-efforts basis, subject to various conditions. Interests may be purchased through the Distributor or through broker-dealers that have entered into selling agreements with the Distributor.

The date of this prospectus is • , 2006

     The Interests are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

     The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement and in compliance with federal and state securities laws.

     This prospectus will not constitute an offer to sell or the solicitation of an offer to buy, and no sale of Interests will be made in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this prospectus. Prospective investors should not rely on any information not contained in this prospectus. Prospective investors should not construe the contents of this prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor.

     FOR A DISCUSSION OF CERTAIN RISKS FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING THE INTERESTS, SEE “TYPES OF INVESTMENTS AND RELATED RISKS” AND “OTHER RISKS” BEGINNING ON PAGE 21 OF THIS PROSPECTUS.

Appendix A	–	Mercantile Alternative Strategies Fund LLC
Limited Liability Company Agreement
Appendix B	–	Mercantile Alternative Strategies Fund LLC
Investor Qualifications
Appendix C	–	Financial Statements
Appendix D	–	Performance Information

i

SUMMARY

     This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus and the terms and conditions of the LLC Agreement, each of which should be retained by any prospective investor.

The Fund

Mercantile Alternative Strategies Fund LLC (the “Fund”) is a limited liability company organized under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. As of the date of this prospectus, the Fund had outstanding $• in limited liability company interests and its aggregate net assets were approximately $•.

On August 11, 2005, the Fund’s Board of Directors approved the Fund’s transfer of all of its assets to another fund, Mercantile Alternative Strategies Master Fund LLC (the “Master Fund”), known in the investment company industry as a “master” fund in a “master-feeder” structure. The Fund will become a “feeder” fund and will invest substantially all of its investable assets in the Master Fund. The Fund expects to transfer its assets to the Master Fund and adopt the master-feeder structure by the end of 2005.

The Master Fund is a closed-end, non-diversified management investment company with the same investment objectives as the Fund. Robeco-Sage Capital Management, L.L.C. (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), will serve as investment adviser to the Master Fund.

The Master Fund is a “fund of funds” that provides a means for investors to participate in investments in investment funds (“Investment Funds”) that pursue a variety of alternative investment strategies. The Fund is intended to afford its members (“Members”), through an investment in the Master Fund, access to a variety of Investment Funds, the benefits of reduced risk through diversification and the benefits of professional portfolio management. An investment in a single professionally managed fund of funds eliminates the need for investors to monitor or purchase interests in individual hedge funds. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The assets of the Master Fund will be actively managed and the Members will bear both an asset-based fee and a performance-based incentive fee, which will be received by Mercantile Capital Advisors, Inc., the Master Fund’s investment manager (the “Manager”).

The Master Fund is expected to have investors other than the Fund. It is anticipated that Mercantile Alternative Strategies Fund for Tax-Exempt/Deferred Investors (TEDI) LLC (the “Tax-Exempt Fund”), which is a Mercantile investment company for tax-exempt investors, will also invest in the Master Fund. The Tax-Exempt Fund will be organized in a three-tier master-feeder structure that interposes an offshore entity between the Tax-Exempt Fund and the Master Fund.

Man-Glenwood Lexington TEI, LLC (“MG”) disclosed that it has filed a patent application (the “Patent Application”) relating to a structure that interposes a Cayman Islands entity between a registered investment company and an underlying master fund. The Patent Application has not been published and, accordingly, neither the Fund’s Board of Directors nor the Manager has had the opportunity to review the Patent Application. The date the Patent Application will be published is uncertain. In the event that the Patent Application is granted and it is determined that the master-feeder structure of which the Fund forms a part infringes on the MG patent, the Fund’s Board of Directors may determine to have the Master Fund enter into a licensing agreement pursuant to which the master-feeder structure may continue to operate without infringing on the MG patent. Such a licensing agreement will likely impose additional costs, in the form of licensing fees and other costs, on the Master Fund, the Fund and the Members.

If it is determined that the master-feeder structure of which the Fund forms a part infringes on the MG patent and a mutually agreeable license cannot or should not be negotiated, the Fund’s Board of Directors will be required to determine how to modify the master-feeder structure in order to address any patent infringement issues. The Fund may bear costs and expenses, and incur losses, as a result of the implementation of such a modification that would, in turn, be borne by the Members. There can be no assurance that these costs, expenses and losses will not have a material adverse effect on the Fund and the Members’ investment in the Fund. See “Other Risks—Man-Glenwood Patent Application.”

Investment Program

The Fund’s and the Master Fund’s investment objective is to seek attractive risk-adjusted rates of return with a risk profile that is significantly lower than that of traditional “long only” small capitalization market exposure.

The Fund intends to achieve its goal principally through investing substantially all of its investable assets in the Master Fund. The Master Fund will invest in Investment Funds (including primarily unregistered investment funds, as well as registered investment companies to the extent permitted under the 1940 Act and the regulations thereunder) managed by third-party investment managers (“Investment Managers”) who employ a variety of alternative investment strategies with a small-capitalization focus. These investment strategies allow Investment Managers the flexibility to leverage, sell short and hedge positions to take advantage of perceived inefficiencies across the global capital markets, and are referred to as “alternative investment strategies” in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds. “Traditional” investment companies are generally characterized by long-only investment strategies and limits on the use of leverage. Because Investment Funds following alternative investment strategies (whether hedged or not) are often described as “hedge funds,” the Master Fund’s investment program can be broadly referred to as a fund of hedge funds.

The Manager has retained Robeco-Sage Capital Management, L.L.C. to act as the investment adviser to the Master Fund (the “Adviser”). The Adviser is responsible for the allocation of assets to various Investment Funds, subject to policies adopted by the Master Fund’s Board of Directors. These Investment Funds will generally have investors other than the Master Fund.

The Adviser employs a disciplined and structured approach in the formulation of its investment programs and the management of the assets it oversees. The Adviser’s research effort is deliberately interactive and is based upon frequent and direct conversations with the Investment Managers. The Adviser’s management philosophy necessitates well-rounded, thorough and in-depth knowledge of each Investment Manager’s investment approach and of the market environment. While a clear perspective and understanding of the historical performance of the Investment Managers is imperative, the Adviser also continuously monitors the investment climate, focusing on global and regional and economic and political factors to determine which strategies or niches may be most likely to succeed, and economic outlooks, to determine if geographical or strategic adjustments in the portfolio are necessary.

The Adviser analyzes and evaluates select Investment Managers, their performance records and trading methodologies, to develop a quantitative and intuitive understanding of how these Investment Managers trade, the types of market environments in which they perform best, the potential for return and expectations of risk. Investment Managers are selected on the basis of risk/return profile, correlation with traditional asset classes and liquidity. Ongoing due diligence includes monthly risk analysis, investment valuations and regular contact with Investment Managers. For a complete description of the qualifications reviewed by the Adviser, see “Investment Program.”

For purposes of the Master Fund’s investment restrictions and its investment limitations under the 1940 Act, the Master Fund will not “look through” to the underlying investments of any Investment Funds in which the Master Fund invests, since such Investment Funds are generally not registered under the 1940 Act and are not subject to the Master Fund’s investment limitations or the other investment limitations under the 1940 Act. The Master Fund may invest temporarily in high-quality fixed income securities and money market instruments or repurchase agreements and may hold cash or cash equivalents pending the investment of assets in Investment Funds or to maintain the liquidity necessary to meet repurchase requests or for other purposes.

The Offering

The Fund is offering an additional $• in limited liability company interests (the “Interests”). The Interests will be offered in a continuous offering at net asset value, plus any applicable distribution fee. See “Subscription for Interests.”

Risk Factors

Although the Master Fund intends to concentrate its investments in Investment Funds with a U.S. small-capitalization focus, the Investment Funds selected by the Master Fund may invest and trade in a wide range of instruments and markets and may digress from their expected investment strategies. The Investment Funds may invest in all manner of securities and financial instruments, including but not limited to equities, fixed income investments, options, futures, swaps and other derivatives. Such investments may be illiquid and highly leveraged, or subject to extreme volatility.

Interests in the Fund are not and will not be traded on any securities exchange, are not expected to trade on any other market, and are subject to substantial restrictions on transferability and resale. The Fund may offer to repurchase Interests, but the Interests will not be redeemable at a Member’s option nor will they be exchangeable for interests, units, or shares of any other fund, because the Fund is a closed-end investment company. The Fund may repurchase less than the full amount of Interests that a Member tenders for repurchase. If the Fund does not repurchase a Member’s Interests, the Member may not be able to dispose of its Interests, even during periods of

Fund underperformance, due to the substantial restrictions on the transferability of the Interests.

The Fund’s and the Master Fund’s investment program is speculative and entails substantial risks. No assurance can be given that the Fund’s and the Master Fund’s investment objective will be achieved. The Fund’s performance will depend upon the performance of the Investment Funds in the Master Fund’s portfolio and the Adviser’s ability to effectively select Investment Funds and allocate and reallocate the Master Fund’s assets among them. Each Investment Fund’s use of leverage, short sales and derivative transactions, in certain circumstances, can result in significant losses. As a non-diversified investment company, the Master Fund is not subject to percentage limitations imposed by the 1940 Act on the portion of its assets that may be invested in the securities of any one issuer. As a result, the Master Fund’s investment portfolio may be subject to greater risk and volatility than if the Master Fund invested in the securities of a broader range of issuers. See “Types of Investments and Related Risks.”

The value of the Master Fund’s net assets (and, accordingly, the value of the Fund’s investment in the Master Fund) will fluctuate primarily based on the fluctuation in the value of the Investment Funds in which it invests. To the extent that the portfolio of an Investment Fund is concentrated in securities of a single issuer or issuers in a single industry or market, the risk of the Master Fund’s investment in that Investment Fund will be increased. Investment Funds may be more likely than other types of funds to engage in the use of leverage, short sales and derivative transactions. An Investment Fund’s use of such transactions is likely to cause the value of the Investment Fund’s portfolio to appreciate or depreciate at a greater rate than if such techniques were not used. The investment environment in which the Investment Funds invest may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity, technological and regulatory change.

Each Investment Manager generally will charge the Master Fund, as an investor in an underlying Investment Fund, an asset-based fee, and some or all of the Investment Managers will receive performance or incentive allocations. The Manager will also receive asset-based fees and may receive a performance-based incentive fee (the “Incentive Fee”). By investing in Investment Funds indirectly through the Fund, an investor in the Fund (as an investor in the Master Fund) bears asset-based and performance-based fees at the Master Fund level in addition to any asset-based and performance-based incentive fees at the Investment Fund level. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in another closed-end fund with a different investment focus.

The asset-based fees and the Incentive Fee received by the Manager will be used to compensate the Adviser. The receipt of a performance or incentive allocation by an Investment Manager, or receipt of a portion of the Incentive Fee by the Adviser, may create an incentive for an Investment Manager or the Adviser to make investments that are riskier or more speculative than those that might have been made in the absence of such an incentive. In addition, because a performance or incentive allocation or fee will generally be calculated on a basis that includes unrealized appreciation of the Master Fund’s or an Investment Fund’s assets, these allocations and fees may be greater than if they were based solely on realized gains. See “Incentive Fee.”

Special tax risks are associated with an investment in the Fund. See “Other Risks—Tax Considerations; Distributions to Members and Payment of Tax Liability.”

Investing in a fund of hedge funds, such as the Master Fund, involves other risks, including the following:

The Investment Funds generally will not be registered as investment companies under the 1940 Act and the Master Fund, as an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies.

Although the Adviser will periodically receive information from each Investment Fund regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information. Investment Funds are not contractually or otherwise obligated to inform their investors, including the Master Fund, of details surrounding proprietary investment strategies. In addition, the Master Fund and the Adviser have no control over the Investment Funds’ investment management, brokerage, custodial arrangements or operations and must rely on the experience and competency of each Investment Manager in these areas.

In addition, the Investment Funds may sell securities short and use a wide range of other investment techniques. The Investment Funds are generally not limited in the markets in which they are expected to invest, or the investment discipline that their Investment Managers may employ, such as value or growth or bottom-up or top-down analysis. The Investment Funds may use various investment techniques for hedging and non-hedging purposes. An Investment Fund may, for example, sell securities short and purchase and sell options contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this prospectus. The use of these techniques may be an integral part of an Investment Fund’s investment strategy and may involve certain risks. The Investment Funds may use leverage, which also entails risk. See “Types of Investments and Related Risks.”

An Investment Manager to an Investment Fund will receive any performance or incentive allocations to which it is entitled, irrespective of the performance of the other Investment Funds and the Fund generally. Thus, an Investment Manager with positive performance may receive compensation from the Master Fund, as an investor in the underlying Investment Fund, and indirectly from the Fund and its investors, even if the Fund’s overall returns are negative. Investment decisions of the Investment Funds are made by the Investment Managers independently of each other. Consequently, at any particular time, one Investment Fund may be purchasing interests in an issuer that at the same time are being sold by another Investment Fund. Investing by Investment Funds in this manner could cause the Master Fund to indirectly incur certain transaction costs without accomplishing any net investment result.

The Master Fund may make additional investments in, or withdrawals from, the Investment Funds only at certain times specified in the governing documents of the Investment Funds. The Master Fund from time to time may, in turn, have to invest some of its assets temporarily in high-quality fixed income securities and money market instruments or may hold cash or cash equivalents, pending the investment of assets in Investment Funds or for other purposes.

To the extent the Master Fund’s holdings in an Investment Fund afford it no ability to vote on matters relating to the Investment Fund, the Master Fund will have no say in matters that could adversely affect its investment in the Investment Fund. Investment Funds may be permitted to distribute securities in kind to investors, including the Master Fund. Securities that the Master Fund may receive upon a distribution may be illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Master Fund.

Prospective investors in the Fund should review carefully the discussion under the captions “Types of Investments and Related Risks” and “Other Risks” for other risks associated with the Fund and the Investment Managers’ styles of investing. Only investors who understand the nature of the investment, do not require more than limited liquidity in the investment and have sufficient resources to sustain the loss of their entire investment should make an investment in the Fund.

Board of Directors

The Board of Directors has overall responsibility for the management and supervision of the operations of the Fund (in such capacity, the “Board”) and the Master Fund (in such capacity, the “Master Fund’s Board”). Any vacancy in the position of Director of the Board may be filled by the remaining Directors, or, if required by the 1940 Act, by a vote of a plurality of the vote at a meeting of the Members at which a quorum of Members is present in person or by proxy. See “Board of Directors” and “Voting.”

The Manager

Mercantile Capital Advisors, Inc. (“MCA”), a corporation formed under the laws of the State of Maryland, serves as the Manager of the Master Fund. MCA is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser under the Advisers Act. MCA is a wholly-owned subsidiary of Mercantile-Safe Deposit & Trust Company (“MSD&T”). Mercantile Bankshares Corporation (“MBC”) is a holding company for MSD&T and its affiliates.

The Adviser

Robeco-Sage Capital Management, L.L.C. (the “Adviser”) is the investment adviser of the Master Fund. The Adviser is registered with the SEC as an investment adviser under the Advisers Act and as a “commodity pool operator” with the U.S. Commodity Futures Trading Commission and is a member of the National Futures Association. The Adviser is a wholly-owned subsidiary of Robeco USA, Inc., a Delaware corporation, and subsidiary of Robeco Groep, N.V. (“Robeco”). Robeco is part of the Rabobank Group.

Although the Adviser is registered with the U.S. Commodity Futures Trading Commission as a commodity pool operator, it does not function as such with respect to the Master Fund’s investments.

The day-to-day management of the Master Fund’s portfolio will be the responsibility of the Adviser’s Manager Selection Committee, comprised of Ronald S. Tauber, Peter A. Levy, Anne B. Farrell, Paul S. Platkin and Michael Murphy.

Administrator

MCA serves as the administrator to the Fund and the Master Fund (the “Administrator”). The Fund and the Master Fund will pay fees to the Administrator for administrative services and will reimburse the Administrator for out-of-pocket expenses. See “Fund Expenses” and “Administrator.” In accordance with the terms of the Administration Agreement (as defined herein), the Administrator retained • to serve as a sub-administrator (the “Sub-Administrator”).

Custodian and Escrow Agent

The Fund and the Master Fund have retained • to provide certain custodial services to the Fund and the Master Fund (the “Custodian”). The Fund has retained • to serve as escrow agent (the “Escrow Agent”) with respect to subscription monies received from prospective investors. The Fund and the Master Fund, respectively, will pay fees to the Custodian for its services and will reimburse the Custodian’s out-of-pocket expenses. The Fund will pay fees to the Escrow Agent for its services and will reimburse the Escrow Agent for out-of-pocket expenses. See “Fund Expenses” and “Custodian and Escrow Agent.”

Distributor

Mercantile Investment Services, Inc. is the principal distributor of the Interests (the “Distributor”) and serves in that capacity on a best-efforts basis, subject to various conditions. Interests may be purchased through the Distributor or through broker-dealers that have entered into selling agreements with the Distributor. The Distributor will generally be entitled to receive a distribution fee from each investor purchasing an Interest.

Expenses

The Manager will provide, or will arrange at its expense for the provision of, certain management services to the Fund and the Master Fund. Among those services are: providing office space and other support services; maintaining and preserving certain records; preparing and filing various materials with U.S. federal regulators; providing legal and regulatory advice in connection with management services; and reviewing and arranging for payment of the Fund’s and the Master Fund’s expenses. See “Fund Expenses.”

The Adviser will bear all of its own costs incurred in providing investment advisory services to the Master Fund. As described below, however, the Master Fund will bear all other expenses related to its investment program (collectively, “investment-related expenses”), including travel and other expenses related to the selection and monitoring of Investment Managers, as well as indirect expenses of the Investment Funds in which the Master Fund invests. Expenses to be borne by the Master Fund (both directly and indirectly) include: all investment-related expenses, including, but not limited to, the Master Fund’s share of fees paid and expenses reimbursed to Investment Managers (including management fees, performance or incentive fees or allocations and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account, such as direct and indirect expenses associated with the Master Fund’s investments, including its investments in Investment Funds (whether or not consummated), all costs and expenses related to enforcing the Master Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. income, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable in connection with temporary or cash management investments, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees; custody fees and expenses; the Management Fee (as defined below); and costs and charges for equipment and services used in communicating information regarding the Master Fund’s transactions.

The Fund and the Master Fund will each bear their respective operational expenses, including, but not limited to, any non-investment-related interest expense; attorneys’ fees and disbursements; fees and disbursements of accountants and expenses related to the annual audit of the Fund and the Master Fund; fees paid to the Administrator; recordkeeping and escrow fees and expenses; the costs of errors and omissions, directors’ and officers’ liability insurance and a fidelity bond; the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Members; fees and travel expenses of Directors relating to meetings of the respective Board of Directors and committees thereof; and any extraordinary expenses, including indemnification expenses.

The Fund will bear, as an investor in the Master Fund, its share of the fees and expenses of the Master Fund.

The Master Fund’s organization expenses will be borne by MCA. Expenses incurred in connection with the ongoing offering of Interests will be borne by the Fund.

Expense Limitation

The Manager has entered into an agreement with the Fund and the Master Fund whereby it has agreed to waive and/or reimburse the Fund’s expenses to the extent necessary to ensure that the Fund’s annualized ordinary operating expenses (excluding the Incentive Fee, if any) will not exceed the annualized ordinary operating expenses of the Fund as of the month end prior to the date on which the Fund commences operations as a feeder fund (“Expense Limitation Agreement”). The Expense Limitation Agreement will remain in effect for two years following the master-feeder restructuring and may be renewed for additional periods.

Management Fee

In consideration of the services provided by the Manager to the Master Fund, the Master Fund will pay the Manager, and the Fund as an investor in the Master Fund will bear its share of, a quarterly fee of 0.3125% (1.25% on an annualized basis) of the Master Fund’s net assets (the “Management Fee”). The Management Fee will be an expense paid out of the Master Fund’s assets, and the Fund’s share of the Management Fee will be debited from the Members’ capital accounts. The Manager may waive, at its sole discretion, up to one-half of the Management Fee. Such waiver would be for the benefit of all Members on an equal and pro rata basis.

The Manager will pay an amount equal to one-half of the Management Fee to the Adviser. In addition, a portion of the Management Fee may be paid to entities that assist in the distribution of Interests and that may be affiliated with the Manager. These payments will be in addition to the direct distribution fees paid by investors. See “Subscriptions for Interests—Distribution Arrangements and Fees.”

Incentive Fee

In addition to the Management Fee, the Fund will pay the Manager an Incentive Fee equal to 10% of each Member’s net profits in excess of such Member’s Loss Carryforward Amount (as described herein). The Manager will pay the Adviser one-half of the Incentive Fee. See “Incentive Fee.”

The Loss Carryforward Amount for a Member commences at zero and, for each incentive period (which will generally correspond to a fiscal year, an “Incentive Period”), is increased by the net losses allocated to such Member’s capital account for such Incentive Period or is reduced (but not below zero) by the net profits allocated to such Member’s capital account for such Incentive Period.

A Member’s Loss Carryforward Amount will be proportionately adjusted with respect to any contributions, transfers, distributions, withdrawals and repurchases applicable to the Member’s capital account.

Administrative Fees

In consideration of the administrative services provided to the Fund, the Fund will pay the Administrator a monthly fee of •% (•% on an annualized basis) of the Fund’s net assets. In addition, in consideration of the administrative services provided to the Master Fund, the Master Fund will pay the Administrator a monthly fee of •% (•% on an annualized basis) of the Master Fund’s net assets (together, the “Administrative Fee”). The Administrative Fee will accrue monthly and will be paid out of the Fund’s and the Master Fund’s respective assets quarterly. Based upon its interest in the Master Fund, the Fund will bear its share of the Administrative Fee paid by the Master Fund. See “Administrator.” The Administrator may waive, at its sole discretion, all or a portion of the Administrative Fee. Such waiver would be for the benefit of all Members on an equal and pro rata basis.

The Administrator will pay the Sub-Administrator out of its Administrative Fee a Sub-Administrative Fee of •. In addition, the Administrator may pay a portion of the Administrative Fee to entities that provide the Fund with ongoing investor services.

Allocation of Profit and Loss

The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and net unrealized appreciation or depreciation of securities positions) will be credited to or debited from the capital account of each Member at the end of each fiscal period of the Fund in accordance with the Member’s respective “investment percentage” for the period. A Member’s investment percentage will be determined by dividing the balance of the Member’s capital account as of the beginning of a fiscal period by the sum of the balances of the capital accounts of all Members at such time. See “Capital Accounts and Allocations—Allocation of Net Profits and Net Losses.”

Conflicts of Interest

The investment activities of the Adviser, the Investment Managers and their affiliates for their own accounts and other accounts they manage, and the management activities of the Manager, may give rise to conflicts of interest that may disadvantage the Fund and the Master Fund. MCA, its parent company, MSD&T, and MSD&T’s parent company, MBC (together with their affiliates and subsidiaries), are involved in a broad spectrum of financial services and asset management activities, and in the ordinary course of business may engage in activities in which their interests or the interests of their clients conflict with those of the Fund, the Master Fund or the Members.

The personnel of the Adviser and its affiliates provide advisory services to various other funds that utilize an investment program that is substantially similar to that of the Master Fund. Conflicts of interest may arise for the Adviser or the Manager in connection with certain transactions involving investments by the Master Fund in Investment Funds and investments by other funds advised by the Adviser, or sponsored or managed by the Manager, in the same Investment Funds.

Subscription for Interests

Each Member must subscribe for a minimum initial investment in the Fund of $75,000. Additional investments in the Fund must be made in a minimum amount of $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to individual investors or classes of investors (as, for example, with respect to key employees, officers or directors of the Fund, the Master Fund, the Adviser, the Manager or their affiliates). The Fund may repurchase all of the Interests of a Member if the Member’s capital account balance in the Fund, as a result of repurchase or transfer requests by the Member, is less than $50,000.

The Fund is offering Interests in a continuous offering. The Fund may accept initial and additional subscriptions for Interests as of the first business day of each calendar month. All subscriptions are subject to the receipt of cleared funds in the full amount of the subscription on the business day prior to the subscription date. Although the Fund may accept, in its sole discretion, a subscription prior to receipt of cleared funds, an investor may not become a Member until cleared funds have been received. A prospective investor must also submit a completed subscription agreement before the applicable subscription date. The Fund reserves the right to reject any subscription and may, in its sole discretion, suspend subscriptions at any time and from time to time.

The Interests will be offered at net asset value, plus any applicable distribution fee. The specific amount of the distribution fee will depend on the size of the investment in the Fund, but such fees will not exceed 3% of the amount of the Member’s capital contribution to the Fund. The distribution fee will be deducted from a prospective investor’s subscription amount; it will not constitute a capital contribution made by the Member to the Fund nor part of the assets of the Fund. The distribution fee may be adjusted or waived at the sole discretion of the Distributor in consultation with the Fund and is expected to be waived for certain investors, including the Manager, the Distributor and their affiliates. Investments made through related accounts (including family trusts or other similar investment vehicles) may be aggregated in determining the applicability of distribution fees. See “Subscriptions for Interests—Distribution Arrangements and Fees.”

Prior to investing in the Fund, prospective investors are encouraged to review the Fund’s most recent annual and semi-annual reports, which are available at no charge upon request by contacting the Fund at (410)-209-4527 or on the SEC’s website at http://www.sec.gov. These reports contain financial statements of the Fund and additional information regarding the Fund’s performance.

Eligibility

Each prospective investor will be required to certify that the Interest subscribed for is being acquired directly or indirectly for the account of an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). Each prospective investor must also be a “qualified client” within the meaning of Rule 205-3 under the Advisers Act. A “qualified client” means an individual or company (other than an investment company) that has a net worth (or, in the case of individuals, a joint net worth with their spouse) of more than $1,500,000, or that meets certain other qualification requirements. Investors who are “accredited investors” as defined in Regulation D and “qualified clients” within the meaning of Rule 205-3 are referred to in this prospectus as “Eligible Investors.” Existing Members subscribing for additional Interests will be required to qualify as “Eligible Investors” at the time of the additional subscription.

The qualifications required to invest in the Fund will appear in a subscription agreement that must be completed by each prospective investor and are also set out in Appendix B to the prospectus.

Transfer Restrictions

The Interests are subject to substantial restrictions on transferability.

No person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole discretion. An Interest (or portion of an Interest) held by a Member may be transferred only (1) by operation of law due to the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Member or (2) under certain limited circumstances, with the written consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). No transfer will be permitted unless the Fund consults with its counsel and counsel confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. Notwithstanding a finding that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally may not consent to a transfer of an Interest (or portion of an Interest) unless the following conditions are met: (1) the transferring Member has been a Member for at least six months; (2) the proposed transfer is to be made on the valuation date of an offer by the Fund to repurchase the Interest (or portion of the Interest); and (3) the transfer is (a) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family entities), (b) to members of the transferring Member’s immediate family (siblings, spouse, parents or children), or (c) a distribution from a qualified retirement plan or an individual retirement account.

In connection with any request to transfer an Interest (or portion of an Interest), the Fund may require the Member requesting the transfer to obtain, at the Member’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. In addition, a Member who transfers an Interest may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. See “Redemptions, Repurchases and Transfers of Interests.”

Redemptions and Repurchases
      of Interests by the Fund

No Member will have the right to require the Fund to redeem its Interest (or any portion of its Interest). The Fund may from time to time offer to repurchase Interests, in whole or in part, pursuant to written tenders by Members. Each such repurchase offer may be limited and will generally apply to 5% to 25% of the assets of the Fund. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Interests, in whole or in part, the Board will consider a variety of operational, business and economic factors. The Board expects that the Fund will offer to repurchase Interests, in whole or in part, from Members quarterly.

The Fund’s assets will consist primarily of its interest in the Master Fund. Therefore, in order to finance the repurchase of Interests pursuant to tender offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. Because interests in the Master Fund may not be transferred, the Fund may withdraw a portion of its interest only pursuant to repurchase offers by the Master Fund. The Fund will not conduct a repurchase offer for Interests unless the Master Fund simultaneously conducts a repurchase offer for interests in the Master Fund. The Master Fund’s Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Fund to meet its obligations under its repurchase offers. However, there can be no assurance that the Master Fund’s Board will, in fact, decide to undertake a repurchase offer. The Fund cannot make a repurchase offer larger than the corresponding repurchase offer made by the Master Fund. The Master Fund will make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, and this feature may affect the size of the Master Fund’s repurchase offers. Subject to the Master Fund’s investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

The LLC Agreement provides that the Fund will be dissolved if any Member that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire Interest for repurchase by the Fund has not been given the opportunity to so tender within a period of two years after the request (whether pursuant to a single repurchase offer or multiple consecutive offers within the two-year period).

The Fund has the right to repurchase Interests if the Board determines that the repurchase is in the best interests of the Fund or upon the occurrence of certain events specified in the LLC Agreement, including, but not limited to, attempted transfers in violation of the transfer restrictions described above. See “Redemptions, Repurchases and Transfers of Interests.”

The Fund charges an early redemption fee of 1.00% on repurchases of Interests that have been held less than 180 days. The fee will be deducted from the repurchase proceeds due to the Member who tendered its interest for repurchase, and cannot be paid separately. The fee will be credited to the assets of the Fund, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term holding of Interests. From time to time, the Fund may waive or modify the redemption fee for certain categories of investors.

Summary of Taxation

The Fund and the Master Fund intend to operate so that each will be treated as a partnership for U.S. federal income tax purposes. Assuming that each of the Fund and the Master Fund is treated as a partnership, neither the Fund nor the Master Fund will be subject to U.S. federal income tax, and each Member will be required to report on its tax return its share of the Fund’s income, gains, losses, deductions and credits. Prospective investors are urged to consult their tax advisers concerning the potential tax consequences of an investment in the Fund. See “Tax Aspects.”

Employee Benefit Plans and
      Other Tax-Exempt Entities

Employee benefit plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) and other tax-exempt investors (each, a “tax-exempt entity”) are not permitted to purchase Interests in the Fund. See “ERISA Considerations.” The Master Fund and the Investment Managers may utilize leverage in connection with their investment or trading activities with the result that a tax-exempt entity that is a Member may derive unrelated business taxable income (“UBTI”) within the meaning of the Internal Revenue Code of 1986 (the “Code”), and incur income tax liability, as a consequence of an investment in the Fund. See “Tax Aspects.” Accordingly, tax-exempt entities are expected to invest in the Master Fund through Mercantile Alternative Strategies Fund for Tax-Exempt/Deferred Investors (TEDI) LLC, which is a Mercantile “feeder fund” for tax-exempt investors that will invest in the Master Fund.

Reports to Members

The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is required by law to assist the Members in preparing their tax returns. An Investment Manager’s delay in providing this information could delay the Master Fund’s (and, therefore, the Fund’s) preparation of tax information for investors, which might require Members to seek extensions of the time to file their tax returns, or could delay the preparation of the Fund’s annual report. The Fund anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Fund’s operations during each quarter. See “Types of Investments and Related Risks—Risks of Fund of Hedge Funds Structure.”

Fiscal Year

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending December 31.

NO BROKER-DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE AN INVESTOR ANY INFORMATION OR TO REPRESENT ANYTHING NOT CONTAINED IN THIS PROSPECTUS. AS A PROSPECTIVE INVESTOR, YOU MUST NOT RELY ON ANY UNAUTHORIZED INFORMATION OR REPRESENTATIONS THAT ANYONE PROVIDES TO YOU. THIS PROSPECTUS IS AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IT DESCRIBES, BUT ONLY UNDER THE CIRCUMSTANCES AND IN JURISDICTIONS WHERE AND TO PERSONS TO WHICH IT IS LAWFUL TO DO SO. THE INFORMATION CONTAINED IN THIS PROSPECTUS IS CURRENT ONLY AS OF THE DATE OF THIS PROSPECTUS.

THE INVESTMENT FUNDS IN WHICH THE MASTER FUND WILL INVEST MAY PURSUE VARIOUS INVESTMENT STRATEGIES AND ARE SUBJECT TO SPECIAL RISKS. THE INTERESTS WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE AND IT IS NOT ANTICIPATED THAT A SECONDARY MARKET FOR THE INTERESTS WILL DEVELOP. THE INTERESTS WILL ALSO BE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND MAY NOT BE TRANSFERRED EXCEPT

AS PERMITTED UNDER THE LLC AGREEMENT AND IN COMPLIANCE WITH FEDERAL AND STATE SECURITIES LAWS. THE INTERESTS WILL NOT BE REDEEMABLE AT AN INVESTOR’S OPTION NOR WILL THEY BE EXCHANGEABLE FOR INTERESTS OF ANY OTHER FUND BECAUSE THE FUND IS A CLOSED-END INVESTMENT COMPANY. AS A RESULT, AN INVESTOR MAY NOT BE ABLE TO SELL OR OTHERWISE LIQUIDATE HIS OR HER INTEREST. THE INTERESTS ARE APPROPRIATE ONLY FOR THOSE INVESTORS WHO CAN TOLERATE A HIGH DEGREE OF RISK AND DO NOT REQUIRE A LIQUID INVESTMENT.

SUMMARY OF FEES AND EXPENSES

     The following table summarizes the aggregate expenses of the Fund and the Master Fund and is intended to assist Members and potential Members in understanding the various costs and expenses that they will bear, directly or indirectly, by investing in the Fund. The expenses associated with investing in a “fund of funds,” such as the Fund, are generally higher than those associated with investing in other types of funds that do not invest primarily in other investment vehicles. This is because the investors in a fund of funds indirectly bear a portion of the fees and expenses, including performance-based compensation, charged at the underlying Investment Fund level. These indirect items are not reflected in the following chart or the example below. The fees associated with an Investment Fund will generally include an investment management fee ranging from 1% to 2% (annualized) of the net asset value of the Master Fund’s investment in such Investment Fund, and incentive allocations or fees generally ranging from 10% to 25% of the Master Fund’s share of the net profits earned by the Investment Funds.

Member Transaction Fees
Maximum distribution fee (as a percentage of the offering price)(1)	3%
Early redemption fee (as a percentage of the amount repurchased)(2)	1%

Annual Expenses (as a percentage of net assets attributable to Interests)
Management Fee(3)	1.75%
Administrative Fees(4)	•%
Other Expenses(5)	•%

Total Annual Expenses(6)	•%

(1)	In connection with initial and additional investments, investors may be charged, on a fully disclosed basis, distribution fees (sales loads) of up to 3% of the amounts transmitted in connection with their subscriptions, in the discretion of the Distributor in consultation with the Fund. Distribution fees are payable to the Distributor and will be deducted from an investor’s investment in the Fund. Distribution fees will vary depending upon the amount of each subscription. The distribution fee is subject to waivers for certain types of investors. See “Subscriptions for Interests—Distribution Arrangements and Fees.”

(2)	The Fund charges an early redemption fee of 1.00% on repurchases of Interests that have been held less than 180 days. The fee will be deducted from the repurchase proceeds due to the Member who tendered its interest for repurchase, and cannot be paid separately.

(3)	Management Fee consists of (i) an asset-based management fee of 1.25% (the “Management Fee”) (which will be paid by the Master Fund with the Fund bearing, as a result of its investment in the Master Fund, its pro rata share thereof) and (ii) a performance-based incentive fee (the “Incentive Fee”). Generally, at the end of each Incentive Period, an Incentive Fee of 10% of the net profits, if any, that have been allocated to a Member’s capital account for such Incentive Period in excess of the Loss Carryforward Amount applicable to such Member’s capital account will be debited from the Member’s capital account and paid to the Manager. The Incentive Fee and the Loss Carryforward Amount, each for a given Incentive Period, will be adjusted with respect to any contributions, transfers, distributions, withdrawals and repurchases applicable to the Member’s capital account for that Incentive Period or portion thereof. The Incentive Fee in the above table assumes that the Fund achieved a 5% return, that is, the Incentive Fee is 10% of net profits. The Fund cannot provide assurance that it will achieve a 5% return, or any return, on its investments. Because the Incentive Fee is computed as a percentage of net profits, a greater Incentive Fee than that shown in the table will be debited from each Member’s capital account if the Fund’s performance exceeds 5% in an Incentive Period. See “Management Fee” and “Incentive Fee” for a more complete discussion of the Management Fee and the Incentive Fee.

(4)	The Fund will pay directly a •% Administrative Fee. In addition, the Fund will bear, as a result of its investment in the Master Fund, its pro rata share of the •% Administrative Fee charged to the Master Fund. See “Administrator” for additional information.

(5)	Other Expenses reflect all expected ordinary operating expense of the Fund, expenses in connection with the offering of Interests, and the Fund’s share of all expected ordinary expenses of the Master Fund, other than the Management Fee and the portion of the Administrative Fee paid by the Master Fund.

(6)	This amount does not reflect the fees and expenses of the underlying Investment Funds (including, but not limited to, management fees, performance fees and any interest expenses). Pursuant to the Expense Limitation Agreement, the Manager has agreed to waive and/or reimburse the Fund’s expenses to the extent necessary to ensure that the Fund’s annualized ordinary operating expenses (excluding the Incentive Fee, if any) will not exceed the annualized ordinary operating expenses of the Fund as of the month end prior to the date on which the Fund commences operations as a feeder fund. The Expense Limitation Agreement will remain in effect for two years following the master-feeder restructuring and may be renewed for additional periods.

     For a more complete description of the various fees and expenses of the Fund and the Master Fund, see “Expenses,” “Management Fee,” “Incentive Fee,” “Administrator” and “Subscriptions for Interests.”

Example

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% net annual return:

1 year(1)	3 years(2)	5 years(2)	10 years(2)

$•	$•	$•	$•

(1)	Includes a distribution fee of $30 which may be imposed on new subscriptions.

(2)	The expenses listed for the three-, five- and ten-year periods are based on the Fund’s total estimated operating expenses without taking into account the Expense Limitation Agreement. There is no guarantee that the Expense Limitation Agreement will remain in effect during these periods. If the Expense Limitation Agreement remains in effect, however, the actual expenses that will ultimately be borne by the Fund during these periods will be lower than those listed in this example to the extent the Fund’ expense exceed the expense limitation then in place.

     The example is based on the fees and expenses set out above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

     Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the amount of certain fees and expenses borne by the Fund.

USE OF PROCEEDS

     The Fund expects that the proceeds of the offering, excluding the amount of any distribution fees paid by investors and net of the Fund’s ongoing fees and expenses, will be invested by the Fund in the Master Fund, and by the Master Fund in Investment Funds, in accordance with the Fund’s and the Master Fund’s investment objective and strategies, as soon as practicable after each month-end closing of the offering.

     Pending the investment of the proceeds from the sale of Interests in Investment Funds pursuant to the Fund’s and the Master Fund’s investment objective and strategies, the Master Fund may invest temporarily a portion of the proceeds of the offering that is not invested in Investment Funds, which may be a substantial portion of the proceeds of the offering, in high-quality fixed income securities and money market instruments, repurchase agreements or cash and cash equivalents.

     In addition, the Fund and the Master Fund may maintain a portion of the proceeds in cash to meet operational needs. The Master Fund may be prevented from achieving its objective during any time in which the Master Fund’s assets are not substantially invested in accordance with its principal investment strategies.

THE FUND’S STRUCTURE

     Mercantile Alternative Strategies Fund LLC (the “Fund”) is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Fund was organized as a limited liability company under the laws of Delaware on October 3, 2002. The Fund’s principal office is located at c/o Mercantile Capital Advisors, Inc., Two Hopkins Plaza, Baltimore, MD 21201.

     As part of a reorganization transaction, on August 11, 2005, the Board approved the Fund’s transfer of all of its assets to another fund, Mercantile Alternative Strategies Master Fund LLC (the “Master Fund”), known in the investment company industry as a “master” fund in a “master-feeder” structure. The Fund will become a “feeder” fund and will invest substantially all of its investable assets in the Master Fund. The Fund expects to transfer its assets to the Master Fund and adopt the master-feeder structure by the end of 2005.

     The Master Fund is a registered, closed-end, non-diversified management investment company with the same investment objectives as the Fund. The Master Fund was organized as a limited liability company under the laws of Delaware on August 4, 2005.

     The objective of the multi-level master-feeder structure in which the Fund invests in the Master Fund is to achieve certain economies of scale for the Fund and a broader diversification of the Investment Fund portfolio. There is no assurance that such economies of scale or diversification will be achieved. However, it is expected that, over time, the fees and expenses of the Fund as part of the master-feeder structure will be substantially the same as or less than if the Fund continued investing directly into Investment Funds.

     The Fund may redeem its entire interest in the Master Fund if the Board determines that it is in the best interests of the Fund to do so. If the Fund so withdraws from the Master Fund, the Board will consider what action might be taken, including investing the assets in the Fund into a pooled investment entity other than the Master Fund, or retaining an investment adviser to invest the Fund’s assets directly in accordance with its investment objectives. The Fund’s investment performance may be affected by a withdrawal of its assets from the Master Fund.

     Prior to the reorganization, the Fund operated as a privately offered investment fund that followed substantially identical investment policies to those of the Master Fund. For information concerning the performance record of the Fund, see Appendix D – Performance Information. Following its commencement of operations in 2002, the Fund sold $• in limited liability company interests in a private offering to a limited number of accredited and institutional investors. To the date of this prospectus, the Fund has not issued any additional interests. As of the date of this prospectus, the Fund had outstanding $• in limited liability company interests and its aggregate net assets were approximately $•. As part of the reorganization, the Fund registered the Interests offered in this offering under the Securities Act. If all the additional $• in Interests offered by the Fund in this offering were sold, the Fund would have $• in Interests outstanding and approximately $• in aggregate net assets (assuming all Interests were sold at prices based on the net asset value per Interest as of the month-end prior to the date of this prospectus). See also “Interests Eligible for Future Sale”.

     Mercantile Capital Advisors, Inc. (“MCA”) serves as the investment manager (the “Manager”) of the Master Fund. The Manager has retained Robeco-Sage Capital Management, L.L.C., a limited liability company organized under the laws of Delaware, to act as the investment adviser of the Master Fund (the “Adviser”). Responsibility for overseeing the Fund’s management and operation is vested in the individuals who serve on the Board. See “Management of the Fund—Board of Directors.” Investors who acquire interests in the Fund (“Interests”) will become members of the Fund (“Members”).

     The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a “private investment fund,” with those of a registered closed-end investment company. Private investment funds, such as hedge funds, are commingled asset pools that are often actively managed and that offer their securities privately without registration under the Securities Act in large minimum denominations (often over $1 million) to a limited number of high net worth individual and institutional investors. The general partners or investment advisers of these funds, which are typically structured as limited partnerships, are usually compensated through asset-based fees and incentive-based allocations. Registered closed-end investment companies are typically organized as corporations, business trusts, limited partnerships or limited liability companies that generally are managed more conservatively than most private investment funds. These registered companies impose relatively modest minimum investment requirements and publicly offer their shares to a broad range of investors.

     The Fund is similar to a private investment fund in that, through its investment in the Master Fund, it will be actively managed, and Interests will be sold in relatively large minimum denominations to high net worth individual and institutional investors. In addition, the Investment Managers of the Investment Funds and the Manager of the Master Fund will typically be entitled to receive incentive-based compensation. The Fund will pay the Manager’s incentive compensation and will bear, indirectly, the incentive compensation of the Investment Managers. Unlike many private investment funds, however, the Fund, as a registered closed-end investment company, can offer Interests without limiting the number of Eligible Investors that can participate in its investment program and may publicly promote the sale of Interests. The structure of the Fund is designed to permit sophisticated investors that have a high tolerance for investment risk to participate in the Master Fund’s active investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Fund to the limitations on the number of investors and the manner of offering faced by many of those funds.

INVESTMENT PROGRAM

Investment Objective

     The Fund’s and the Master Fund’s investment objective is to seek attractive risk-adjusted rates of return with a risk profile that is significantly lower than that of traditional “long only” small capitalization market exposure.

     The Fund intends to achieve its goal by investing substantially all of its investable assets in the Master Fund. The Master Fund intends to achieve its investment objective principally through the selection and ongoing monitoring of Investment Funds managed by third-party Investment Managers who employ a variety of alternative investment strategies with a small-capitalization focus. In order to effectuate this strategy, the Master Fund will invest principally in Investment Funds which have a majority of their investments in companies with a market capitalization of $5 billion or less. These Investment Funds have the flexibility to leverage, sell short and hedge positions to take advantage of perceived inefficiencies across the global capital markets. Because Investment Funds following alternative investment strategies (whether hedged or not) are often described as “hedge funds,” the Master Fund’s investment program can be broadly referred to as a fund of hedge funds.

     The Manager has retained Robeco-Sage Capital Management, L.L.C. to act as the investment adviser of the Master Fund (the “Adviser”). The Adviser is responsible for the allocation of assets to various Investment Funds, subject to policies adopted by the Master Fund’s Board. These Investment Funds will generally have investors other than the Master Fund.

Investment Philosophy

     The research, selection and continuing due diligence of Investment Managers and determinations as to the amount and timing of investments are made by the Adviser. Traditional registered investment companies, such as mutual funds, generally are subject to significant regulatory restrictions in designing their own investment strategies relating to the use of leverage and the ability to sell securities short. Private, unregistered funds, such as the Investment Funds, however, are not subject to many of these limitations. The Adviser believes that the Master Fund’s strategy of investing primarily in these types of Investment Funds creates opportunities to participate in alternative methods of investing that may earn attractive risk adjusted returns.

     Because alternative investment strategies may be risky, the Adviser believes it is prudent for the Master Fund to generally invest through Investment Funds organized as limited partnerships or other limited liability investment vehicles. This structure limits the effect that losses incurred by any one Investment Fund will have on the assets of the Master Fund by limiting the Master Fund’s amount at risk to the amount invested in that Investment Fund.

     The Master Fund’s investment objective is to seek attractive risk-adjusted rates of return with a risk profile that is significantly lower than that of traditional “long only” small capitalization market exposure. The Adviser allocates the Master Fund’s capital among various Investment Managers that utilize primarily small-capitalization investment strategies. Nevertheless, there are very few, if any, limits on an Investment Manager’s investment discretion.

     The Adviser will not allocate any portion of the Master Fund’s assets to Investment Managers affiliated with the Adviser.

     The identity and number of Investment Managers may change over time. The Adviser may cause the Master Fund to withdraw from or invest in different Investment Funds without prior notice to or the consent of the Members. The Adviser reserves the right to alter or modify some or all of the Master Fund’s investments in Investment Funds in light of available investment opportunities, and to take advantage of changing market conditions, if the Adviser concludes that such alterations or modifications are consistent with the goal of achieving above-average returns to investors, subject to what the Adviser considers an acceptable level of risk and further subject to the limitations of the Master Fund’s investment restrictions.

     The Adviser and its affiliates have extensive experience and expertise with alternative investments and Investment Managers and have evaluated numerous Investment Funds representing many categories of alternative investments. For a more complete description of the experience of the personnel of the Adviser who are responsible for the day-to-day management of the Master Fund, see “The Adviser.”

Investment Manager Selection

     The Adviser analyzes and evaluates select Investment Managers, their performance records and trading methodologies, to develop a quantitative and intuitive understanding of how these Investment Managers trade, the types of market environments in which they perform best, the potential for return and expectations of risk. Investment Managers are selected on the basis of risk/return profile, correlation with traditional asset classes and liquidity. Ongoing due diligence includes monthly risk analysis, investment valuations and regular contact with Investment Managers.

     Although no particular quality is decisive, the Adviser attempts to identify Investment Managers with the following criteria:

  Proven track record in achieving consistent, high returns superior to their appropriate benchmark and peer group;

  Protecting capital in down market cycles, as evidenced by low downside risk and low correlation to broad market indices;

  Strong credentials of the management team, and a consistent internal process to minimize risk and maximize a clear edge in research and trading;

  A well-defined strategy to exploit certain market inefficiencies, which can be reasonably expected to be adhered to consistently;

  Professional back-office support, including reputable auditor, custodian, administrator, lawyers and other advisers;

  Strong references from investors and peers; and

  Invested personal capital.

     Several factors comprise the Master Fund’s due diligence process, forming the basis for investment decisions. In general, the process is designed to assess the Investment Manager’s ability to generate future returns, and its potential contribution to the Master Fund’s strategy and diversification objectives.

Portfolio Construction

     The Adviser intends to limit the Master Fund’s investments in any one Investment Fund in the Master Fund’s portfolio to less than 5% of any class of voting securities and less than 25% of the total equity (including subordinated debt) of such Investment Fund.

     For purposes of the Master Fund’s investment restrictions and its investment limitations under the 1940 Act, the Master Fund will not “look through” to the underlying investments of any Investment Funds in which the Master Fund invests, since such Investment Funds are generally not registered under the 1940 Act, and therefore are generally not subject to the Master Fund’s investment limitations or the other investment limitations under the 1940 Act. The Master Fund may invest temporarily in high-quality fixed income securities, money market instruments, repurchase agreements, and money market funds or may hold cash or other cash equivalents pending the investment of assets in Investment Funds or to maintain the liquidity necessary to meet repurchase requests or for other purposes.

Allocation Process

     In general, the Adviser expects that from time to time it will terminate Investment Managers by redeeming the Master Fund’s interest in an Investment Fund and reallocating those assets to new Investment Managers with similar but better performing strategies or to new strategies. Such decisions could result from an analysis of the Investment Fund’s returns, volatility, change in personnel or deviations from the Investment Manager’s stated trading or risk control strategies, general market or economic conditions and diversification objectives.

     When market conditions suggest that an alternative trading style, methodology or shift in investment focus might be better suited to the current market environment, the Adviser will alter the allocation of assets among the Investment Managers depending upon the liquidity of the underlying Investment Funds.

Risk Management and Monitoring of Investments

     The Adviser’s ongoing monitoring process is systematic and rigorous and includes both statistical and qualitative analysis. The Adviser conducts ongoing discussions and on-site visits with the Investment Managers to review their portfolios, performance and discuss their outlook.

     The Adviser periodically conducts multi-faceted reviews of the Investment Managers. These will include performance, strategy and watchlist reviews. Factors the Adviser attempts to identify, include, but are not limited to: investment returns, volatility analysis, correlation stability, style movements, the Investment Managers’ outlook, correlation with indices and peer groups, disconnects in strategy execution or implementation and changes in key personnel.

     In addition, the Adviser will conduct additional risk management reviews of the Investment Funds (including reviews of the Master Fund’s diversification across strategies) as well as peer group comparison analyses.

     As noted above, unregistered investment funds typically have greater flexibility than traditional registered investment companies as to the types of securities the unregistered funds hold, the types of trading strategies used, and, in some cases, the extent to which leverage is used. The Investment Managers selected by the Master Fund have full discretion, without the Master Fund’s input, to purchase and sell securities and other investments for their respective Investment Funds consistent with the relevant investment advisory agreements, limited liability company agreements or other governing documents of the Investment Funds. The Investment Funds are generally not limited in the markets in which they invest or the investment discipline that they may employ, such as value or growth or bottom-up or top-down analysis. These Investment Funds may invest and trade in a wide range of securities and other financial instruments and may pursue various investment strategies and techniques for both hedging and non-hedging purposes. The Investment Funds may invest and trade in all manner of assets and financial instruments. The Investment Funds may also sell securities short, purchase and sell option and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this prospectus. The use of one or more of these techniques may be an integral part of the investment program of an Investment Fund and involves certain risks. The Investment Funds may use leverage, which also entails risk. See “Types of Investments and Related Risks.”

     As described above, the Adviser monitors the risks of individual Investment Funds and the portfolio in the aggregate. The primary goal of this process with respect to individual Investment Funds is to determine the degree to which the Investment Funds are performing as expected and to gain early insight into factors that might call for an increase or decrease in the allocation of the Master Fund’s assets among those Investment Funds. With respect to aggregate portfolio monitoring, the Adviser will endeavor to monitor, to the best of its ability, the Master Fund’s aggregate exposure.

     The Adviser will monitor the operation and performance of an Investment Fund as frequently as the Adviser believes is appropriate in light of the strategy followed by the Investment Manager and prevailing market conditions. The Adviser will solicit such information from the Investment Manager and other sources, such as prime brokers, that the Adviser deems necessary to properly assess the relative success or failure of an Investment Fund. Prime brokers typically are large full-service brokerages that provide clients with research-related goods and services and support infrastructure through which clients engage in various trading strategies. The Adviser will conduct reviews with Investment Managers and the Adviser’s network and analyses of data, such as quality control charts. The Adviser may make periodic assessments of the degree to which multiple Investment Funds are making substantially similar trades, which might reduce the diversification of the Master Fund’s portfolio. Changes in leverage, personnel, market behavior, expenses, litigation, capital resources, economic conditions and other factors may be monitored, as appropriate and to the extent the information is available to the Adviser.

     Based on the Adviser’s assessment of factors such as (i) the degree to which the Investment Manager is pursuing an investment strategy consistent with its stated policy; (ii) whether and to what degree the focus, incentives and investment strategy of the Investment Manager have changed; and (iii) whether the investment strategy employed remains consistent with the objectives of the Master Fund, the Adviser may periodically adjust the Master Fund’s allocations among Investment Funds.

TYPES OF INVESTMENTS AND RELATED RISKS

General

     The Fund’s investment program entails substantial risks. The value of the Fund’s net assets may be expected to fluctuate in response to fluctuations in the value of the Investment Funds in which the Master Fund invests. The investments of the Investment Funds are subject to special risks. In addition, to the extent that the Adviser invests the assets of the Master Fund directly in securities, the Fund will indirectly bear the risk of such investments. This section discusses the investments generally made by Investment Funds or that may be made directly by the Master Fund and the principal risks that the Adviser and the Manager believe are associated with those investments. The impact of a particular risk on an Investment Fund will, in turn, have a corresponding impact on the Fund via its investment in the Master Fund. The Fund has made every reasonable effort to include below disclosure about all the principal risks associated with an investment in the Fund. Nevertheless, such disclosure may not be exhaustive and may not include a discussion of every possible risk affecting an investment.

     All securities investing and trading activities risk the loss of capital. Although the Adviser will attempt to moderate these risks, no assurance can be given that the Master Fund’s investment activities will be successful or that Members will not suffer losses. To the extent that the portfolio of an Investment Fund is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision made by the Investment Manager of such Investment Fund is increased.

     The success of the Fund’s and the Master Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Master Fund’s investments. Unexpected volatility or lack of liquidity could impair the Fund’s profitability or result in its suffering losses.

     The Fund and the Master Fund are “non-diversified” investment companies for purposes of the 1940 Act, which means that they are not subject to limitations under the 1940 Act on the percentage of their assets that may be invested in the securities of any one issuer. The Fund’s net asset value may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. Due to restrictions imposed by the Bank Holding Company Act of 1956, as amended, the Adviser intends to limit the Master Fund’s investments in any one Investment Fund to less than 5% of any class of voting securities and less than 25% of the total equity (including subordinated debt) of such Investment Fund. See “Other Risks—Banking Regulation.”

Types of Investments, Investment Strategies and Related Risks

     Investment Funds may utilize various types of investments and investment strategies, including those described below. The Adviser, on behalf of the Master Fund, may also utilize such investments and strategies. It is possible that an Investment Fund or the Master Fund may make an investment which is not described below, which would be subject to its own particular risks.

  Equity Securities

     Investment Funds may hold long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Investment Funds also may invest in depositary receipts or shares relating to non-U.S. securities. See “Non-U.S. Securities.” Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced. Investment Funds may purchase securities in all available securities trading markets and may invest in equity securities without restriction as to market capitalization (although the Adviser anticipates concentrating its investments with Investment Funds focusing on smaller capitalization issuers).

     Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

     Preferred Stocks. Preferred stock generally has a preference as to dividends and upon the event of liquidation, over an issuer’s common stock, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends continue to accrue, but are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

     Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by an Investment Fund is called for redemption, the Investment Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on an Investment Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Master Fund and the Fund.

  Bonds and Other Fixed Income Securities

     Investment Funds may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. Investment Funds will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government securities”) or by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

     Investment Funds may invest in both investment grade and non-investment grade debt securities (commonly referred to as junk bonds). Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher-grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher-grade debt securities.

  Mortgage-Backed Securities

     Investment Funds may invest in mortgage-backed securities. The investment characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments on mortgage-backed securities are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The adverse effects of prepayments may indirectly affect the Master Fund and, therefore, the Fund in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster than expected actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Investment Funds may have entered into for these investments, resulting in a loss to the Investment

Fund. In particular, prepayments (at par) may limit the potential upside of many mortgage-backed securities to their principal or par amounts, whereas their corresponding hedges often have the potential for large losses.

     Investment Funds may also invest in structured notes, variable rate mortgage-backed securities, including adjustable-rate mortgage securities (“ARMs”), which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation (“CMO”) derivatives, the rate of interest payable under which varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and which also interact in a complex fashion with prepayment risks.

  Non-U.S. Securities

     Investment Funds may invest in securities of non-U.S. issuers and in depositary receipts or shares (of both a sponsored and non-sponsored nature), such as American Depositary Receipts, American Depositary Shares, Global Depositary Receipts or Global Depositary Shares (referred to collectively as “ADRs”), which represent indirect interests in securities of non-U.S. issuers. Sponsored depositary receipts are typically created jointly by a foreign private issuer and a depositary. Non-sponsored depositary receipts are created without the active participation of the foreign private issuer of the deposited securities. As a result, non-sponsored depositary receipts may be viewed as riskier than depositary receipts of a sponsored nature. Non-U.S. securities in which Investment Funds may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets. Investments in non-U.S. securities are subject to risks generally viewed as not present in the United States. These risks include: varying custody, brokerage and settlement practices; difficulty in pricing of securities; less public information about issuers of non-U.S. securities; less governmental regulation and supervision over the issuance and trading of securities than in the United States; the lack of availability of financial information regarding a non-U.S. issuer or the difficulty of interpreting financial information prepared under non-U.S. accounting standards; less liquidity and more volatility in non-U.S. securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in non-U.S. countries. Moreover, governmental issuers of non-U.S. securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in non-U.S. countries typically also involves higher brokerage and custodial expenses than does investment in U.S. securities.

     Other risks of investing in non-U.S. securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other non-U.S. or U.S. laws or restrictions, or devaluations of non-U.S. currencies. A decline in the exchange rate would reduce the value of certain Investment Funds’ non-U.S. currency denominated portfolio securities irrespective of the performance of the underlying investment. An Investment Fund may also incur costs in connection with conversion between various currencies.

     The risks associated with investing in non-U.S. securities may be greater with respect to those issued by companies located in emerging industrialized or less developed countries. Risks particularly relevant to emerging markets may include higher dependence on exports and the corresponding importance of international trade, greater risk of inflation, greater controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in and control over the economies, governmental decisions to cease support of economic reform programs or to impose centrally planned economies, and less developed corporate laws regarding fiduciary duties of officers and directors and protection of investors.

     An Investment Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an Investment Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by an Investment Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when an Investment Fund anticipates purchasing or selling a non-

U.S. security. This technique would allow the Investment Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an Investment Fund’s existing holdings of non-U.S. securities. Imperfect correlation may exist, however, between an Investment Fund’s non-U.S. securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may be used for non-hedging purposes in seeking to meet an Investment Fund’s investment objective, such as when the Investment Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund’s investment portfolio.

     Generally, Investment Funds are subject to no requirement that they hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

  Distressed Securities

     Certain of the companies in whose securities the Investment Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. An Investment Fund’s investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be less than investment grade (commonly referred to as junk bonds), which may result in the Master Fund’s experiencing greater risks than it would if investing in higher rated instruments.

  Foreign Currency Transactions

     Investment Funds may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns, particularly if the Investment Manager expects a decrease in the value of the currency in which the foreign security is denominated.

     Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve an Investment Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Fund contracted to receive in the exchange. An Investment Manager’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

  Money Market Instruments

     Each Investment Fund may invest, for defensive purposes or otherwise, some or all of an Investment Fund’s assets in high qualify fixed income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances. The Master Fund also may invest in these instruments, pending the investment of assets in the Investment Funds or to maintain liquidity necessary to effect repurchase of Interests. Money market instruments are high quality, short-term fixed income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation.

  Repurchase Agreements

     The Master Fund may invest temporarily in repurchase agreements transactions. Repurchase agreements are transactions under which the buyer acquires ownership of securities, and the seller agrees, at the time of the sale, to repurchase the securities on a mutually agreed upon date and price thereby determining the yield during the holding period. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the buyer may incur a loss to the extent that the proceeds it realizes on the sale of the security are less than the repurchase price. An Investment Fund also may engage in repurchase agreement transactions, including a “continuing contract” or “open” repurchase agreement under which the seller has a continuing obligation to repurchase the underlying obligation from the Investment Fund on demand and the effective interest rate is negotiated on a daily basis.

  Reverse Repurchase Agreements

     The Investment Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund’s simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase agreements also involve the risk that the market value of the portfolio security sold by the Investment Fund may decline below the price of the securities the Investment Fund is obligated to purchase. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Investment Fund’s investment portfolio. Reverse repurchase agreements are considered borrowing under the 1940 Act.

  Purchasing Initial Public Offerings

     The Investment Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income.

  Smaller Capitalization Issuers

     Investment Funds may invest in smaller capitalization companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

  Leverage

     Some or all of the Investment Funds may make margin purchases of securities and, in connection with these purchases, borrow money from brokers and banks for investment purposes. This practice, which is known as “leverage,” is speculative and involves certain risks. The Adviser does not currently anticipate that the Master Fund will engage directly in transactions involving leverage to a significant extent. The Master Fund may, however, borrow money and enter into repurchase agreements in connection with its investment activities, for temporary cash management purposes, to meet repurchase requests or for temporary or emergency purposes. In general, the use of leverage by Investment Funds or the Master Fund may increase the volatility of the Investment Funds or the Master

Fund. In addition, the use of leverage may cause tax-exempt investors in the Fund to be subject to tax on a portion of their share of the Fund’s income and gains.

     Trading equity securities on margin involves an initial cash requirement representing at least a percentage of the underlying security’s value. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. Although leverage will increase investment return if an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease the return on an Investment Fund if the Investment Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Investment Funds. In the event that an Investment Fund’s equity or debt instruments decline in value, the Investment Fund could be subject to a “margin call” or “collateral call,” under which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Fund’s assets, the Investment Fund might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one-third the value of its total assets (including the indebtedness). This limit does not apply to the majority of the underlying Investment Funds in which the Master Fund invests so the Master Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and thus increase the volatility of the value of Interests.

     In seeking “leveraged” market exposure in certain investments and in attempting to increase overall returns, an Investment Fund may purchase options and other synthetic instruments that do not constitute “indebtedness” for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and may, in some cases, involve significant risks of loss.

  Short Sales

     An Investment Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that its Investment Manager believes possess volatility characteristics similar to those being hedged. An Investment Fund may also use short sales for non-hedging purposes to pursue its investment objectives if, in the Investment Manager’s view, the security is over-valued in relation to the issuer’s prospects for earnings growth. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on an Investment Fund’s portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover an Investment Fund’s short position will be available for purchase.

     An Investment Fund may make “short sales against-the-box,” in which it will sell short securities it owns or has the right to obtain without payment of additional consideration. If an Investment Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. An Investment Fund will incur transaction costs, including interest expenses, in connection with initiating, maintaining and closing out short sales against-the-box.

  Borrowing

     The Master Fund may borrow money to purchase portfolio securities, to meet repurchase requests and for cash management purposes. The Fund may borrow money to meet repurchase requests and for cash management purposes. The use of borrowings for investment purposes involves a high degree of risk. The Master Fund generally intends to borrow money only in limited circumstances when attractive investment opportunities are available and sufficient cash or other liquid resources are not otherwise available, or where the Adviser believes it would not be prudent to sell existing portfolio holdings. It is anticipated that such borrowing by the Master Fund will be on a short-term basis and not substantial. If the Fund or the Master Fund borrows to finance repurchases, interest on that borrowing will negatively affect Members who do not have all of their Interests repurchased by the Fund, by increasing the Fund’s and the Master Fund’s expenses and reducing any net investment income.

     The Fund and the Master Fund are not permitted to borrow for any purposes if, immediately after such borrowing, they fail to comply with the Asset Coverage Requirement under 1940 Act. In addition, under the 1940 Act, neither the Fund nor the Master Fund may declare distributions, or purchase its stock (including through repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% of the total outstanding principal balance of indebtedness. Thus, the Fund and the Master Fund must limit their borrowings and leverage practices to the extent necessary to permit the repurchase of securities pursuant to any offer by the Fund to repurchase Interests, at such times and on such terms as may be determined by the Board, in its sole discretion (and to permit any corresponding repurchase by the Master Fund), without causing the Fund or the Master Fund, as applicable, to have an asset coverage of less than 300%.

     To the extent that the Fund or the Master Fund borrow money, the value of their net assets will tend to increase or decrease at a greater rate than if no borrowing occurred due to the resultant leverage. If the Fund’s or the Master Fund’s investments decline in value, Members’ loss will be magnified if the Master Fund has borrowed money to make investments.

     If the Fund and the Master Fund do not generate sufficient cash flow from operations, they may not be able to repay borrowings, or the Master Fund may be forced to sell investments at disadvantageous times in order to repay borrowings. While borrowings are outstanding, the continued interest expense might adversely affect performance and may prevent the Master Fund from taking advantage of attractive investment opportunities. Performance could also be negatively impacted if the Master Fund was forced to sell investments to repay borrowings (including borrowings incurred to finance repurchases). Such sales could also increase the Master Fund’s portfolio turnover rate.

     The rights of any lenders to the Fund to receive payments of interest or payments of principal will be senior to those of the Members, and the terms of any borrowings may contain provisions that limit certain activities of the Fund, including distributions (if any) to Members. Interest payments and fees incurred in connection with borrowings will increase the Fund’s expense ratio and will reduce any income the Fund otherwise has available for distributions.

Special Investment Instruments and Techniques

     Investment Funds may utilize a variety of special investment instruments and techniques described below to hedge the portfolios of the Investment Funds against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes in seeking to achieve an Investment Fund’s investment objective. The Adviser, on behalf of the Master Fund, may also use these special investment instruments and techniques for either hedging or non-hedging purposes. These strategies may be executed through derivative transactions. Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

     Derivatives. Investment Funds may invest in, or enter into, derivatives or derivatives transactions (“Derivatives”). Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives entered into by an Investment Fund can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the portfolio of the Investment Fund as a whole. Derivatives permit an Investment Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Investment Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on performance of an Investment Fund. The Investment Manager’s use of derivatives may include total return swaps, options and futures designed to replicate the performance of a particular Investment Fund or to adjust market or risk exposure.

     If an Investment Fund invests in Derivatives at inopportune times or incorrectly judges market conditions, the investments may lower the return of the Investment Fund or result in a loss. An Investment Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if the Investment Fund is unable to liquidate the position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

     The use of Derivatives that are subject to regulation by the CFTC may cause the Master Fund to be deemed a “commodity pool,” which could result in the Master Fund being required to comply with certain rules of the CFTC. In light of this potential, the Adviser would invest the assets of the Master Fund in such a manner so as to comply with exemptions under the Commodity Exchange Act which would not require the Adviser or the Manager to register with the CFTC or the National Futures Association (“NFA”).

     Options and Futures. Investment Funds may utilize options and futures contracts and so-called “synthetic” options or other Derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Investment Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Investment Fund may have difficulty closing out its position. Over-the-counter options also may include options on baskets of specific securities.

     Investment Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing the investment objectives of the Investment Funds. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

     Investment Funds may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

     Investment Funds may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Non-U.S. markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Non-U.S. markets, however, may have greater risk potential than U.S. markets. For example, some non-U.S. exchanges are principal markets in which no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate, and the Master Fund or an Investment Fund could incur losses as a result of those changes. Transactions on non-U.S. exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on non-U.S. commodity exchanges is not regulated by the CFTC.

     Engaging in transactions in futures contracts involves risk of loss to the Master Fund or the Investment Fund that could adversely affect the value of the Investment Fund’s and the Master Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Master Fund or the Investment Funds to substantial losses. Successful use of futures also is subject to the Adviser’s or an Investment Manager’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

     Positions of the SEC and its staff may require the Adviser or an Investment Manager to segregate permissible liquid assets in connection with their options and commodities transactions in an amount generally equal to the value of the underlying option or commodity. The segregation of these assets will have the effect of limiting the Adviser’s or the Investment Manager’s ability otherwise to invest those assets.

     Call and Put Options on Securities Indices. Investment Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes in seeking to achieve the investment objectives of the Investment Funds. A stock index fluctuates with changes in the market values of the stocks included in the index. Successful use of options on stock indexes will be subject to the Investment Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment, which requires different skills and techniques from those involved in predicting changes in the price of individual stocks.

     Warrants and Rights. Investment Funds may invest in warrants and rights. Warrants and rights may be purchased separately or may be received as part of a unit or attached to securities purchased. Warrants are derivatives that permit, but do not obligate, their holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any interest in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

     Swap Agreements. Investment Funds may enter into equity, interest rate, index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped”

between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index.

     Most swap agreements entered into by an Investment Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Investment Fund’s risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

     To achieve investment returns equivalent to those achieved by an Investment Manager in whose Investment Fund the Master Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Master Fund may enter into swap agreements under which the Master Fund may agree, on a net basis, to pay a return based on a floating interest rate, and to receive the total return of the reference Investment Fund over a stated time period. The Master Fund may seek to achieve the same investment result through the use of other Derivatives in similar circumstances.

     Lending Portfolio Securities. Investment Funds may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. In connection with any such transaction, the Investment Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. An Investment Fund may experience loss if the institution with which the Investment Fund has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

     When-Issued and Forward Commitment Securities. Investments Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, if effected by the Master Fund or by an Investment Fund managed by a sub-adviser, will be subject to the Master Fund’s limitation on indebtedness unless, at the time the transaction is entered into, the Master Fund has established and maintains a segregated account consisting of cash, U.S. Government securities or liquid securities equal to the value of the when-issued or forward commitment securities. The risk exists that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund or the Master Fund may incur a loss.

     Restricted and Illiquid Investments. Investment Funds may invest a portion of the value of their total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

     When registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, an Investment Fund might obtain a less favorable price than the price that prevailed when the Investment Fund decided to sell. Investment Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.

     Counterparty Credit Risk. The markets in which the Investment Funds effect their transactions may be “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent an Investment Fund invests in swaps, Derivatives or synthetic instruments, or other over-the-counter transactions in these markets, the Investment Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject the Investment Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Investment Funds to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses by the Master Fund.

     Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adverse to the Investment Funds, the investing Investment Funds likely would suffer losses on their investments.

Risks of Fund of Hedge Funds Structure

Following are the principal risks that relate to the fund of hedge funds investment approach:

     Investment Funds Not Registered. The Investment Funds generally will not be registered as investment companies under the 1940 Act. The Master Fund, as an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies.

     Although the Adviser will receive information from each Investment Fund regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information. An Investment Fund may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. The performance of the Master Fund and, therefore, the Fund, depends on the success of the Adviser in selecting Investment Funds for investment by the Master Fund and the allocation and reallocation of Master Fund assets among those funds.

     Availability of Information. For the Fund and the Master Fund to complete their tax reporting requirements and for the Fund to provide an audited annual report to Members, they must receive timely information from the Investment Funds. An Investment Fund’s delay in providing this information could delay the Fund’s preparation of tax information for investors, which could require Members to seek extensions of the time to file their tax returns or could delay the preparation of the Fund’s annual report.

     Multiple Levels of Fees and Expenses; Duplicative Transaction Costs. An investor in the Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Investment Funds. By investing in the Investment Funds indirectly through the Fund as an investor in the Master Fund, an investor bears a portion of the Management Fee, the Incentive Fee, the Administrative Fee and other expenses at the Fund and the

Master Fund level, and also indirectly bears a portion of the asset-based fees, incentive allocations and other expenses borne by the Master Fund as an investor in the Investment Funds. This layering of fees often occurs in master-feeder structures of this type.

     Each Investment Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Master Fund generally. As a result, an Investment Manager with positive performance may receive compensation from the Investment Fund, and thus indirectly from the Fund and its Members, even if the Master Fund’s overall returns are negative. Generally, fees payable to Investment Managers will range from 1% to 2% (annualized) of the net asset value of the Master Fund’s investment, and incentive allocations or fees will generally range from 10% to 25% of an Investment Fund’s net profits. In addition, investment decisions of the Investment Funds are made by the Investment Managers independently of each other so that, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Investment Fund. Transactions of this sort could result in the Master Fund directly or indirectly incurring certain transaction costs without accomplishing any net investment result.

     Inability to Invest in Investment Funds. Because the Master Fund may make additional investments in or withdrawals from Investment Funds only at certain times according to limitations set out in the governing documents of the Investment Funds, the Master Fund from time to time may have to invest some of its assets temporarily in money market securities or money market funds, among other similar types of investments. During this time that the Master Fund’s assets are not invested in Investment Funds, that portion of the Master Fund’s assets will not be used to pursue the Master Fund’s investment objective.

     Investment Fund Interests Generally Illiquid. The interests in the Investment Funds in which the Master Fund will invest are generally anticipated to be illiquid. Subscriptions to purchase the interests of Investment Funds are generally subject to restrictions or delays. Similarly, the Master Fund may not be able to dispose of Investment Fund interests that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Master Fund is unable to sell Investment Fund interests, the Master Fund might obtain a less favorable price than that which prevailed when it decided to buy or sell. Further, the Fund may need to suspend or postpone repurchase offers if the Master Fund is not able to dispose of Investment Fund interests in a timely manner. In addition, Investment Funds may impose certain restrictions on withdrawals, such as lock-ups, gates, or suspensions of withdrawal rights under certain circumstances.

     Investment Funds may permit or require that redemptions of interests be made in kind. Upon its withdrawal of all or a portion of its interest in an Investment Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such a case, the Adviser would seek to cause the Master Fund to dispose of these securities in a manner that is in the best interest of the Master Fund. However, the Adviser may not be able to dispose of these securities at favorable prices, which would have an adverse effect on the Master Fund’s performance, or at favorable times, which may adversely affect the Master Fund’s ability to make other investments.

     Valuation. Certain securities in which the Investment Funds invest may not have a readily ascertainable market price and will be valued by the Investment Managers. Although the Adviser will conduct due diligence into the valuation procedures of the underlying Investment Funds, the valuations provided generally will be conclusive with respect to the Master Fund unless the Master Fund has a clearly discernible reason not to trust the accuracy of such valuations. Reliance upon such valuations will occur even though an Investment Manager may face a conflict of interest in valuing the securities, as their value will affect the Investment Manager’s compensation. In most cases, the Adviser will have limited ability to assess the accuracy of the valuations received from an Investment Fund. The Fund will rely on the net asset value reported by the Master Fund in determining its own net asset value. In addition, the net asset values or other valuation information received by the Adviser from the Investment Funds may be subject to revision through the end of each Investment Fund’s annual audit. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund and, therefore, also the net asset value of the Fund, at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by Members who had their Interests repurchased and received their repurchase proceeds prior to such adjustments.

     Securities Believed to Be Undervalued or Incorrectly Valued. Securities that an Investment Manager believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Investment Manager anticipates. As a result, the Master Fund may lose all or substantially all of its investment in an Investment Fund in any particular instance.

     Dilution. If an Investment Manager limits the amount of capital that may be contributed to an Investment Fund from the Master Fund, or if the Master Fund declines to purchase additional interests in an Investment Fund, continued sales of interests in the Investment Fund to others may dilute the returns for the Master Fund from the Investment Fund.

     Investments in Non-Voting Stock. The Master Fund may elect to hold its interest in an Investment Fund in non-voting form. Additionally, the Master Fund may choose to limit the amount of voting securities it holds in any particular Investment Fund and may, as a result, hold substantial amounts of non-voting securities in a particular Investment Fund. To the extent the Master Fund holds non-voting securities of an Investment Fund, it will not be able to vote on matters that require the approval of the investors in the Investment Fund. This restriction could diminish the influence of the Master Fund in an Investment Fund and adversely affect its investment in the Investment Fund, which could result in unpredictable and potentially adverse effects on the Fund and the Members.

     Misconduct by Investment Managers. There is a risk of misconduct by Investment Managers. When the Adviser invests the Master Fund’s assets with an Investment Manager, the Master Fund does not have custody of the assets or control over their investment. Therefore, there is always the risk that the Investment Manager could divert or abscond with the assets, inaccurately or fraudulently report the Investment Fund’s value, fail to follow agreed upon investment strategies, provide false reports of operations, or engage in other misconduct. The Investment Managers with whom the Adviser invests the Master Fund’s assets are generally private and have not registered their securities or investment advisory operations under federal or state securities laws. This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the Investment Managers. There also is a risk that regulatory actions may be taken by governmental or other authorities against Investment Managers, which may expose investors such as the Master Fund, which have placed assets with such Investment Managers, to losses.

     Custody Risk. Custody of the Master Fund’s assets will be held in accordance with the requirements of the 1940 Act and the rules thereunder. However, the Investment Funds are not required to, and may not, hold custody of their assets in accordance with those requirements. As a result, bankruptcy or fraud at institutions, such as brokerage firms or banks, or administrators, into whose custody those Investment Funds have placed their assets could impair the operational capabilities or the capital position of the Investment Funds and may, in turn, have an adverse impact on the Fund and the Master Fund.

     Litigation and Enforcement Risk. Investment Managers might accumulate substantial positions in the securities of a specific company and engage in a proxy fight, become involved in litigation or attempt to gain control of a company. Under such circumstances, the Master Fund conceivably could be named as a defendant in a lawsuit or regulatory action. There have been a number of widely reported instances of violations of securities laws through the misuse of confidential information, diverting or absconding with Investment Fund assets, falsely reporting Investment Fund values and performance, and other violations of the securities laws. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Investigations and enforcement proceedings are ongoing, and it is possible that the Investment Managers may be charged with involvement in such violations. If that were the case, the performance records of the Investment Managers would be misleading. Furthermore, if the entity in which the Master Fund invested engaged in such violations, the Master Fund could be exposed to losses.

     Regulatory Change. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund and the Master Fund has undergone substantial change in the recent years, and such change is expected to continue for the foreseeable future. For example, the regulatory and tax environment for derivative instruments in which Investment Managers may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of the derivative instruments held by the Investment

Funds and the ability of the Investment Funds to pursue their trading strategies. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving. The effect of regulatory change on the Fund and the Master Fund, while impossible to predict, could be substantial and adverse.

     Lack of Transparency. Investment Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may cause the Master Fund to be unable to determine the levels of ownership in certain asset classes in the Investment Funds.

OTHER RISKS

     Investing in the Fund will involve risks other than those associated with investments made and investment strategies used by the Master Fund and the Investment Funds, including those described below:

Man-Glenwood Patent Application

     The Master Fund is expected have investors other than the Fund. It is anticipated that Mercantile Alternative Strategies Fund for Tax-Exempt/Deferred Investors (TEDI) LLC (the “Tax-Exempt Fund”), which is a Mercantile investment company for tax-exempt investors, will also invest in the Master Fund. The Tax-Exempt Fund will be organized in a three-tier master-feeder structure that interposes an offshore entity between the Tax-Exempt Fund and the Master Fund.

     Man-Glenwood Lexington TEI, LLC (“MG”) disclosed that it has filed a patent application (the “Patent Application”) relating to a structure that interposes a Cayman Islands entity between a registered investment company and an underlying master fund. The Patent Application has not been published and, accordingly, neither the Fund’s Board of Directors nor the Manager has had the opportunity to review the Patent Application. The date the Patent Application will be published is uncertain. In the event that the Patent Application is granted and it is determined that the master-feeder structure of which the Fund forms a part infringes on the MG patent, the Fund’s Board of Directors may determine to have the Master Fund enter into a licensing agreement pursuant to which the master-feeder structure may continue to operate without infringing on the MG patent. Such a licensing agreement will likely impose additional costs, in the form of licensing fees and other costs, on the Master Fund, the Fund and the Members.

     If it is determined that the master-feeder structure of which the Fund forms a part infringes on the MG patent and a mutually agreeable license cannot or should not be negotiated, the Fund’s Board of Directors will be required to determine how to modify the master-feeder structure in order to address any patent infringement issues. Possible ways in which the master-feeder structure could be modified (each, an “Alternative Transaction”) include, among others, (i) a complete liquidation of the master-feeder structure, including the Fund; (ii) a liquidation of the Tax-Exempt Fund and any related entity, while leaving the master-feeder structure of the Fund and the Master Fund intact; (iii) the collapse of the master-feeder structure of the Fund and the Master Fund so that the Fund owns the Investment Funds directly; or (iv) the replacement of the Fund with a new master-feeder structure and the transfer of the Members (and the Fund’s assets attributable to Members) to the new structure. In the event of implementation of an Alternative Transaction, the Fund may bear costs and expenses, and incur losses that would, in turn, be borne by the Members. There can be no assurance that these costs, expenses and losses will not have a material adverse effect on the Fund and on the Members’ investment in the Fund.

Incentive Fee Arrangements

     Each Investment Manager may receive a performance or incentive allocation generally of 10% to 25% of net profits of the Investment Fund that it manages. The Manager may also receive an Incentive Fee from each Member if, in any given Incentive Period, net profits allocated to a Member exceed such Member’s Loss Carryforward Amount. These allocations and fees may create an incentive for the Investment Managers or the Adviser, which receives a portion of the Incentive Fee from the Manager, to make investments that are riskier or more speculative than those that might have been made in the absence of the performance or incentive allocation or Incentive Fee. In addition, the performance or incentive allocations to Investment Managers and the Incentive Fee will be calculated on a basis that includes realized and unrealized appreciation of assets and may be greater than if they were based solely on realized gains. See “Incentive Fee.”

“Master-Feeder” Structure – Assignment of Investments in Investment Funds

     The Fund held interests in • Investment Funds as of •, 2005. In connection with the reorganization of the Fund to a master-feeder structure, these investments will be assigned to the Master Fund. This assignment is not expected to give rise to a taxable event for the Members of the Fund, but the Fund will not seek a ruling from the Internal Revenue Service on this issue. In some instances, such assignment may require the consent of the Investment Managers. To the extent that any such consent is not obtained, the Fund will continue to hold such investment directly until it can obtain such consent or obtain a redemption of its interest in the Investment Fund. The Fund may also retain certain assets that are restricted for regulatory reasons or liquidation purposes. The assignment of interests in Investment Funds to the Master Fund may trigger imposition of performance-based fees or allocations sooner than would be the case in the absence of such assignment and may start a new holding period for purposes of determining the Master Fund’s right to make additional withdrawals from certain Investment Funds.

“Master-Feeder” Structure – Other Investors in the Master Fund

     The Master Fund, through which the Fund will make its investments, is anticipated to have at least two feeder funds that invest substantially all of their assets in the Master Fund. One of the feeder funds is the Fund, the other is the Tax-Exempt Fund (which is expected to invest in the Master Fund through an offshore entity). The Master Fund may accept investments from other feeder funds in addition to the two feeder funds. Since each feeder fund can set its own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Master Fund on more attractive terms, or could experience better performance, than another feeder fund. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Fund over the operations of the Master Fund’s portfolio. To the extent that other feeder funds tender for a significant portion of their interests, the assets of the Master Fund portfolio may decrease. The resulting reduction in the Master Fund’s asset base could limit the ability of the Adviser to successfully implement the investment program of the Master Fund and could have a material adverse effect on the Fund. Furthermore, the resulting reduction in the Master Fund’s asset base could cause the Fund’s expense ratio to increase to the extent contributions to the Master Fund’s portfolio do not offset the cash outflows. Members will not receive notification of other feeder funds’ repurchase requests and, therefore, may not have the opportunity to redeem their Interests in the Fund prior to or at the same time as the feeder fund that is requesting to have its interests repurchased.

Availability of Investment Opportunities

     The business of identifying and structuring investments of the types contemplated by the Fund and the Master Fund is competitive and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to various factors, including, but not limited to, the investment strategies of the Investment Funds available, the timing of such Investment Funds’ subscription and redemption activities relative to those of the Master Fund, liquidity concerns, as well as market conditions and the prevailing regulatory or political climate. However, the Manager and the Adviser will always act in good faith and make allocations fairly, given the relevant circumstances. No assurance can be given that the Master Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Similarly, identification of attractive investment opportunities by Investment Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an Investment Manager, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Investment vehicles sponsored, managed or advised by the Manager, the Adviser and their affiliates may seek investment opportunities similar to those the Fund and the Master Fund may be seeking, and none of these parties has an obligation to offer any opportunities it may identify to the Fund and the Master Fund.

Inadequate Return; Potential Loss of Investment

     No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund. No guarantee or representation is made that the Master Fund’s and the Investment Funds’ investment programs will be successful. Past performance is not indicative of future results.

Limited Liquidity; Repurchases of Interests; Transfer Limitations

     The Fund is a closed-end, non-diversified, management investment company designed primarily for long-term investors. Investors should not invest in the Fund if they need a liquid investment. The Fund does not intend to list its Interests for trading on any national securities exchange. There is no secondary trading market for the Interests and none is expected to develop. The Interests are therefore not readily marketable. The transferability of Interests will be subject to certain restrictions contained in the LLC Agreement and will be affected by restrictions imposed under applicable securities laws. Subject to very limited exceptions, a Member will not be permitted to transfer an Interest without the written consent of the Board. The Board will consent to a transfer of an Interest only if it has determined, after consultation with counsel, that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. The Interests are, therefore, not readily marketable. Because the Fund is a closed-end investment company, its Interests will not be redeemable at the option of Members, and they will not be exchangeable for interests of any other fund.

     Although the Board, in its complete and absolute discretion, may cause the Fund to offer or make repurchase offers for outstanding Interests at their net asset value, the Interests are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies (commonly known as mutual funds). It is anticipated that the Fund will not offer to repurchase Interests on more than four occasions during a taxable year. The amount that the Fund will offer to repurchase during any repurchase offer is determined by the Board in its sole discretion, and such repurchase amount may be a portion of the Fund’s outstanding Interests. In addition, in extreme cases, the Fund may not be able to complete repurchases if the Master Fund is unable to repurchase a portion of the Fund’s interest in the Master Fund, due to the Master Fund’s holding of illiquid investments. There will be a substantial period of time between the date as of which Members must submit a request to have their Interests repurchased and the date they can expect to receive payment for their Interests from the Fund. Members that have Interests accepted for repurchase will bear the risk that the Fund’s net asset value may fluctuate significantly between the time that the Members submit their repurchase requests and the date as of which the Interests are valued for purposes of the repurchase. Further, repurchases of Interests, if any, may be suspended or postponed in the sole discretion of the Board.

     Consequently, an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Interests and the underlying investments of the Fund. See “Redemptions, Repurchases and Transfers of Interests.”

Reporting Requirements

     Members who beneficially own Interests that constitute more than 5% or 10% of the Fund’s Interests will be subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These provisions include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Members or to notify Members that such reports are required to be made. Members who may be subject to these requirements should consult with their legal advisors.

Potential Significant Effect of the Performance of a Limited Number of Investments

     The Adviser expects that the Master Fund generally will participate in multiple investments. The Master Fund may, however, make investments in a limited number of Investment Funds, and Investment Funds may make investments in a limited number of portfolio companies. In either instance, these limited number of investments may have a significant effect on the performance of the Master Fund and, therefore, the Fund.

Tax Considerations; Distributions to Members and Payment of Tax Liability

     The Fund does not intend to make distributions of its net income or gains, if any, to Members. A Member will be required each year nonetheless to pay applicable U.S. federal, state and local income taxes on its share of the Fund’s taxable income. As a consequence, a non-withdrawing Member will generally be required to use cash from other sources in order to pay these taxes. See “Tax Aspects” for a summary of certain significant U.S. federal income and other tax consequences that are relevant to an investment in the Fund.

Banking Regulation

     The Bank Holding Company Act of 1956, as amended (the “BHC Act”), together with the rules and regulations of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), currently impose certain restrictions on the ability of bank holding companies and their subsidiaries to own equity securities of certain issuers. MCA, the Manager, is a registered investment adviser and wholly owned subsidiary of MSD&T, a trust company licensed in the state of Maryland. MSD&T is a wholly owned subsidiary of MBC, a financial holding company regulated by the Federal Reserve under the BHC Act. As of • , 2005, MBC, through its ownership of • % of the Interests in the Fund, owned • % of the Master Fund.

     MBC intends to hold any indirect interest it may have in the Master Fund (through the Fund) in reliance on the authority provided by Section 4(c)(7) of the BHC Act. Under Section 4(c)(7), a bank holding company may own up to 100% of the shares of an investment company that itself does not own or control, directly or indirectly, more than 5% of the outstanding shares of any class of voting securities or 25% or more of the total equity (including subordinated debt) of any company. A “company” for this purpose would include any underlying Investment Fund, and therefore the Master Fund’s investments in each Investment Fund will be subject to these limitations.

     Neither MBC nor MCA expect that the restrictions imposed by the BHC Act will adversely impact the investment operations of the Fund or the Master Fund.

MBC as Lender to Issuers of Securities in which the Master Fund Invests

     The Adviser will not cause the Master Fund to make loans to or receive loans from MBC or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. MBC or its affiliates may lend to issuers of securities that are owned by the Master Fund or that are owned by the Investment Funds, or to affiliates of those issuers, or may receive guarantees from the issuers of those securities. In making and administering such loans, MBC or its affiliates may take actions against those issuers, including, but not limited to, restructuring a loan, foreclosing on the loan, requiring additional collateral from an issuer, charging significant fees and interest to the issuer, placing the issuer in bankruptcy, or demanding payment on a loan guarantee, any of which may be contrary to the interests of the Master Fund. If that happens, the security issued by the borrower or the guarantor or the affiliate that is owned by the Master Fund or the Investment Funds may lose some or all of its value.

Effecting Transactions through Affiliates of the Manager or the Adviser

     The Master Fund or an Investment Fund may effect portfolio transactions through the Manager, the Adviser or their respective affiliates (or a firm in which the Manager, the Adviser or their respective affiliates may have an interest) as broker or riskless principal if an Investment Manager not affiliated with the Manager, the Adviser or their respective affiliates makes the investment decision and refers the transactions to the Manager, the Adviser or their respective affiliates. The Master Fund or an Investment Fund may also effect portfolio transactions with broker-dealers, banks, or other companies acting as principal or agent, in which the Manager, the Adviser or their respective affiliates have an investment. The fees charged to the Master Fund will not be reduced or offset to reflect the transaction fees or profits obtained by the Manager, the Adviser or their respective affiliates.

     The Investment Managers may also invest in securities or other assets or contracts, even though an affiliate of the Manager, the Adviser or a company in which an affiliate of the Manager or the Adviser has an interest, is acting or has acted as an underwriter, syndicate or selling group member, adviser, dealer, placement agent or in other capacities in respect of those securities, assets or contracts.

LIMITS OF RISK DISCLOSURES

     The above discussion of the various risks associated with the Fund, the Master Fund and the Interests is not, and is not intended to be, a complete enumeration or explanation of the risks associated with an investment in the Fund. Prospective investors should read this entire prospectus and the LLC Agreement and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this prospectus.

     In view of the risks noted above, the Fund should be considered a speculative investment, and investors should invest in the Fund only if they can sustain a complete loss of their investment. No guarantee or representation is made that the investment program of the Fund, the Master Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund will achieve their investment objective.

INVESTMENT POLICIES AND RESTRICTIONS

     The Fund’s and the Master Fund’s investment objective is [non-fundamental and may be changed by the Board of Directors without Member approval]. [making the objective non-fundamental is pending shareholder approval] Notice will be provided to Members prior to any such change. The Fund has adopted certain fundamental investment restrictions, which are listed below, and, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. No other policy[, including the Fund’s investment objective,] is a fundamental policy of the Fund, except as expressly stated. Within the limits of the Fund’s fundamental policies, the Fund’s management has reserved freedom of action.

     The Master Fund has substantially the same fundamental investment restrictions as the Fund; such restrictions cannot be changed without the approval of a majority of the outstanding voting securities of the Master Fund.

     In applying the investment restrictions and other policies described in this prospectus, the Fund and the Master Fund will not aggregate their investments and transactions with those of the underlying Investment Funds. Therefore, with respect to Investment Funds, the Fund and the Master Fund will not “look through” to the investments and transactions of the Investment Funds. The Adviser anticipates directly managing the assets of the Fund and the Master Fund only for temporary cash management purposes, or in the event of in-kind distributions from Investment Funds. In addition, if a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated in this prospectus, will not constitute a deviation from the restriction or policy. The Fund’s fundamental investment restrictions are as follows:

     (1) The Fund will not invest 25% or more of the value of its total assets in the securities, other than U.S. Government securities or other cash equivalents, of issuers engaged in any single industry. For purposes of this restriction, the Fund’s investments in the Master Fund and directly or indirectly in the Investment Funds, are not deemed to be an investment in a single industry.

     (2) The Fund will not issue senior securities representing stock, except that, to the extent permitted by the 1940 Act, (a) the Fund may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other transactions involving the issuance by the Fund of “senior securities”

representing indebtedness, (b) the Fund may borrow money from banks for cash management purposes, temporary or emergency purposes or to fulfill repurchase requests, and (c) the Fund may enter into derivative transactions, such as total return swaps or options in accordance with the 1940 Act and the interpretations of that Act.

     (3) The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act, in connection with the disposition of its portfolio securities.

     (4) The Fund will not make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

     (5) The Fund will not purchase or sell commodities or commodity contracts, nor will it sell futures or options on commodities.

     (6) The Fund will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies or Investment Funds that invest or deal in real estate.

     The Fund’s investment policies and restrictions do not apply to the activities and transactions of the Investment Funds in which the assets of the Fund are invested indirectly through the Master Fund, but will apply to investments made by the Fund directly (or any account consisting solely of Fund assets).

     The Adviser will not cause the Fund or the Master Fund to receive loans from the Manager, the Adviser or their affiliates, except as set forth herein to establish lines of credit for repurchases in accordance with declared tender offers, and to the extent permitted by the 1940 Act, an exemption from the 1940 Act, or as otherwise permitted by applicable law. The Fund, the Master Fund and the Investment Funds in which the Master Fund invests may effect brokerage transactions through affiliates of the Manager and the Adviser, subject to compliance with the 1940 Act and other applicable laws.

     Except as otherwise indicated, the Fund and the Master Fund may change their investment objectives and any of their policies, restrictions, strategies, and techniques if the respective Board of Directors believes doing so is in the best interests of the Fund, the Master Fund and the Members.

MANAGEMENT OF THE FUND

Board of Directors

     The Board of Directors has overall responsibility for the management and supervision of the operations of the Fund (in such capacity, the “Board”) and the Master Fund (in such capacity, the “Master Fund’s Board”). Directors will not contribute to the capital of the Fund or the Master Fund in their capacity as Directors, but may subscribe for Interests as Members, subject to the eligibility requirements described in this prospectus.

     Directors serve on the Board or the Master Fund’s Board for terms of indefinite duration. A Director’s position in that capacity will terminate if the Director is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Director may resign, subject to giving 90 days’ prior written notice to the other Directors if such resignation is likely to affect adversely the tax status of the Fund or the Master Fund. A Director may be removed by vote of two-thirds (2/3) of the Directors serving on the Board or the Master Fund’s Board, as applicable, not subject to the removal vote. In addition, a Director serving on the Board may be removed by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Director, the remaining Directors serving on the Board or the Master Fund’s Board, as applicable, may appoint an individual to serve as a Director, so long as immediately after the appointment at least two-thirds (2/3) of the Directors then serving on the Board or the Master Fund’s Board, as applicable, would have been elected by the Members or the Master Fund’s members, as applicable. In addition, any vacancy in the position of Directors may be filled, if required by the 1940 Act, by a plurality of the vote at a meeting of Members or the Master Fund’s members, as applicable, at which a quorum is present in person or by proxy. See also “Voting.” The Board or the Master Fund’s Board may call a meeting of Members or the Master Fund’s members, as applicable, to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by Members or the Master Fund’s members, as applicable, cease to constitute a majority of the respective Board of Directors then serving.

Directors and Officers

     The Manager will oversee the management of the day-to-day operations of the Master Fund under the supervision of the Master Fund’s Board. The Manager, subject to approval by the Master Fund’s Board, has the authority to appoint officers to assist in the day-to-day management of the Master Fund’s operations. The majority of Directors of the Board and the Master Fund’s Board are not affiliated with the Manager or its affiliates and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (the “Independent Directors”). The Directors and officers of the Fund and the Master Fund are also directors and officers of other investment companies managed, advised, administered or distributed by the Manager or its affiliates. The address of the Directors is c/o Mercantile Capital Advisors, Inc., Two Hopkins Plaza, Baltimore, Maryland 21201. A list of the Directors and officers of the Fund and the Master Fund and a brief statement of their present positions and principal occupations during the past five years are set out below.

Name and Age of Director	Position with the Fund and the Master Fund and Length of Time Served(1)	Principal Occupation(s) in the Past 5 Years	Other Directorships Held by Director

INDEPENDENT DIRECTORS
L. White Matthews, III - 59	Director	Retired since 2001; Director, Executive	Director, Mercantile
	2003 to present	Vice President and Chief Financial	Funds, Inc. (15 portfolios);
		Officer, Ecolab, Inc. (cleaning products	Director, Matrixx
		and services), 1999 to 2001.	Initiatives, Inc.
(pharmaceuticals);
Director, Imation Corp.
(data storage products);
Director, Monatgue Neshell
Corp.;
Director, Cerilison Corp.

Edward D. Miller, Jr. - 62	Director	Dean and Chief Executive Officer,	Director, Mercantile
	2002 to present	Johns Hopkins Medicine, January 1997	Funds, Inc. (15 portfolios).
to present.

John R. Murphy - 70	Director and Chairman	Vice Chairman, National Geographic	Director, Mercantile
	of the Board	Society, March 1998 to present.	Funds, Inc. (15 portfolios);
	2002 to present		Director, Omnicom Group,
Inc. (media and marketing
services).

Thomas L. Owsley - 64	Director	Retired since August 2004; President,	Director, Mercantile
	2005 to present	Chief Executive Officer and Chief	Funds, Inc. (15 portfolios).
Operating Officer, Crown Central
Petroleum Corporation, 2003 to August
2004; Senior Vice President, General
Counsel and Corporate Secretary, 2001
to 2003; Senior Vice President and
Chief Legal Officer, 1998 to 2001.

George R. Packard, III - 72	Director	President, U.S.-Japan Foundation, July	Director, Mercantile
	2002 to present	1998 to present.	Funds, Inc. (15 portfolios).

“INTERESTED” DIRECTORS(2)
Decatur H. Miller - 73	Director	Retired.	Director, Mercantile

Name and Age of Director	Position with the Fund and the Master Fund and Length of Time Served(1)	Principal Occupation(s) in the Past 5 Years	Other Directorships Held by Director

	2002 to present		Fund, Inc. (15 portfolio)
OFFICERS WHO ARE NOT DIRECTORS
Kevin A. McCreadie - 44	President	CFA, President and Chief Executive
	2004 to present	Officer, MCA, since March 2004; Chief
Investment Officer of MCA and
MSD&T since 2002; Executive Vice
President of MSD&T since 2002;
Partner of Brown Investment Advisory
& Trust Company from 1999 to 2002.

Cornelia McKenna - 38	Vice President	Vice President, MSD&T since 1998;
	2002 to present	MCA since 2001.

Edward J. Veilleux - 62	Assistant Vice President	President, EJV Financial Services
	and Chief Compliance	(consulting) since 2002; Director,
	Officer	Deutsche Asset Management, 1987 to
	2004 to present	2002; Senior Vice President, PBHG
Funds, since January 2005.

Jennifer Vollmer - 33	Secretary	Counsel and Vice President, MCA,
	2002 to present	since 2001; Associate, Deutsche Asset
Management, 1999 to 2001.

Savonne L. Ferguson - 31	Assistant Secretary	Assistant Vice President, MCA and
	2004 to present	MSD&T since 2002; Associate (2002),
Deutsche Asset Management, 1999 to
2002.

Scott J. Liotta - 40	Treasurer	Vice President, MSD&T since 2003;
	2005 to present	Vice President, ProFund Advisors LLC
from 1999 to 2002.

(1)	The term of office for a Director is indefinite, until he or she resigns, is removed or a successor is elected and qualified.

(2)	The Interested Director is considered to be an interested person, as defined by the 1940 Act, because of his relationship to Mercantile Capital Advisors, Inc. and/or its affiliates. Mr. Miller is considered an “Interested” Director because he is a co- trustee of a trust for which MSD&T also acts as co-trustee.

     The Fund’s Board [and the Master Fund’s Board] [has][have] formed three committees: an Audit Committee, a Nominating and Compensation Committee and a Pricing and Valuation Committee. The Audit Committee and the Nominating and Compensation Committee are composed of the Fund’s [and the Master Fund’s] five Independent Directors, L. White Matthews, III, Edward D. Miller, Jr., John R. Murphy, Thomas L. Owsley, and George R. Packard, III. The Pricing and Valuation Committee is composed of all of the Fund’s [and Master Fund’s] Directors, including L. White Matthews, III, Edward D. Miller, Jr., Decatur H. Miller, John R. Murphy, Thomas L. Owsley, and George R. Packard, III.

     The functions of the Audit Committee are to: (1) oversee the accounting and financial reporting process of the Fund [and the Master Fund]; (2) oversee the quality and integrity of the Fund’s [ and the Master Fund’s] financial statements and the independent audit of the financial statements; (3) oversee the compliance with legal and regulatory requirements that relate to the Fund’s [and the Master Fund’s] accounting, financial reporting and independent audits; (4) review and evaluate the qualifications, independence and performance of the auditors prior to the engagement of the audits; and (5) serve as liaison between the auditors and the Board [and the Master Fund’s Board]. The Committee may perform other tasks, as the Board [and the Master Fund’s Board] deems necessary and appropriate from time to time. The Chairman of the Audit Committee is John R. Murphy, and L. White Matthews, III serves as the Audit Committee Financial Expert.

     The functions of the Nominating and Compensation Committee are to: (1) identify and recommend candidates for nomination for the election or appointment of Directors to the Fund [and the Master Fund] and for membership on the Fund’s [and the Master Fund’s] Board committees; (2) receive and evaluate recommendations by Members of candidates for Board positions (forwarded by correspondence, including a resume of the candidate, by mail or courier to the Fund’s [and/or Master Fund’s] Secretary for the attention of the Chairman of the Nominating and Compensation Committee, Mercantile Alternative Strategies Fund LLC, Two Hopkins Plaza, Baltimore, Maryland 21201); (3) periodically evaluate the functioning and composition of the Board[, the Master Fund’s Board] and [its][their] committees and recommend appropriate changes with respect thereto; (4) annually review compensation payable to Independent Directors and make recommendations to the Board [and the Master Fund’s Board]; (5) consider and oversee the selection of independent legal counsel employed by the Board [and the Master Fund’s Board] and annually evaluate legal counsel’s independence under applicable regulations; and (6) consider and evaluate the Directors’ and officers’ liability and errors and omissions insurance coverage maintained by the Fund [and the Master Fund]. The Chairman of the Nominating and Compensation Committee is Edward D. Miller, Jr.

     The function of the Pricing and Valuation Committee is to assist the Board [and the Master Fund’s Board] in its [their] review of the calculation of the Fund’s [and the Master Fund’s] net asset value. In that capacity, the responsibilities of the Pricing and Valuation Committee include: (1) to review, and propose revisions to, the Fund’s [and Master Fund’s] valuation procedures; (2) to provide oversight with respect to the valuation of the Fund’s [and the Master Fund’s] securities; (3) to review valuation methodologies, valuation determinations and periodic reports and, as appropriate, recommend changes in valuation methodologies to the Board [and the Master Fund’s Board]; (4) to make determinations with regard to valuation overrides; (5) to review certain valuations and pricing-related issues; and (6) to provide oversight with respect to pricing errors and compliance, in order to ensure that appropriate procedures and internal controls are in place to address valuation issues. The Committee may perform other tasks assigned to it by the Board [and the Master Fund’s Board]. The Chairman of the Pricing and Valuation Committee is George R. Packard, III.

Director Ownership of Securities

     As of December 31, 2004, no Director was the beneficial owner of any securities in the Fund or any other registered investment companies overseen by the Director within the same family of investment companies as the Fund.

     As of December 31, 2004, no Independent Director and no immediate family member of any Independent Director was the beneficial owner or owner of record of an interest in either the Manager, the Adviser, the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Manager, Adviser or Distributor.

Compensation

     The following table shows information regarding the compensation received by the Directors of the Fund and the Master Fund and the aggregate compensation paid to them by all registered investment companies for which the Manager, the Adviser or their affiliates serve as an investment adviser or manager for the fiscal year ended March 31, 2005. No compensation is paid by the Fund or the Master Fund to officers or Directors who are otherwise compensated by the Manager for serving in such capacity.

Name of Director	Aggregate Compensation from the Fund (1)	Pension or Retirement Benefits Accrued (as Part of Fund Expenses)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund, the Master Fund and the Fund Complex Paid to Directors (2)

L. White Matthews, III	$ 7,032	$ 0	$ 0	$ 46,751
Decatur H. Miller	$ 7,075	$ 0	$ 0	$ 44,940
Edward D. Miller, Jr	$ 7,742	$ 0	$ 0	$ 50,940
John R. Murphy	$10,721	$ 0	$ 0	$ 67,932
Thomas L. Owsley(3)	$ 2,312	$ 0	$ 0	$ 17,334

Name of Director	Aggregate Compensation from the Fund (1)	Pension or Retirement Benefits Accrued (as Part of Fund Expenses)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund, the Master Fund and the Fund Complex Paid to Directors (2)

George R. Packard, III	$ 7,742	$ 0	$ 0	$ 51,056

(1)	Effective January 1, 2005, the Fund pays each Director an annual fee of $6,500 plus $710 for each Board meeting attended. The Chairman of the Board receives an additional annual fee of $3,333.00 for his services in such capacity. Prior to January 1, 2005, the Fund paid each Director an annual fee of $3,166.66 plus $666.66 for each Board meeting attended, plus $333.33 for each telephonic and committee meeting attended. Directors are reimbursed by the Fund and Master Fund for their travel expenses related to Board meetings.

(2)	The Directors’ Total Compensation is comprised of service to the Fund, the Master Fund, two (2) additional registered hedge funds and one registered open-end investment company, comprised of fifteen (15) portfolios, managed by Mercantile Capital Advisors, Inc.

(3)	Mr. Owsley has served as a Director since January 1, 2005.

THE MANAGER

     Mercantile Capital Advisors, Inc. (“MCA”), is the investment manager of the Master Fund. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is a corporation formed under the laws of the State of Maryland. The Manager is a wholly owned subsidiary of Mercantile-Safe Deposit & Trust Company (“MSD&T”). Mercantile Bankshares Corporation (“MBC”) is a holding company for MSD&T and its affiliates. Pursuant to the authority and responsibilities granted to it under the Master Fund’s Limited Liability Company Agreement, the Manager will retain all rights, duties and powers to manage the affairs of the Master Fund that may not be delegated under Delaware law, and that are not otherwise delegated by the Manager to the Master Fund’s Board or assumed by the Adviser pursuant to the terms of the Investment Advisory Agreement.

INVESTMENT MANAGEMENT AGREEMENTS

     In addition to the authority and responsibilities granted to it under the Master Fund’s Limited Liability Company Agreement, the Manager has also entered into investment management agreements with the Fund and the Master Fund (each, a “Management Agreement” and together, “Management Agreements”). The Management Agreements provide that the Manager is responsible, subject to the supervision of the Master Fund’s Board, for formulating a continuing investment program for the Master Fund. The Manager is authorized to make all decisions regarding the Master Fund’s purchases and withdrawals of interests in Investment Funds. The Manager has delegated these responsibilities to the Adviser pursuant to the Investment Advisory Agreement, but retains oversight authority, responsibility for conducting an economic overview and analysis of the Master Fund’s activities, communicating with the Adviser regarding market trends and assisting with setting investment parameters. The Manager is also responsible for reviewing the Adviser’s investment decisions, ensuring compliance with the Master Fund’s stated investment strategy and recommending changes of advisers to the Master Fund’s Board.

     The Management Agreement between the Fund and the Manager became effective as of •, 2005, and will continue in effect for an initial two-year term. Thereafter, such Management Agreement will continue in effect from year to year if the continuance is approved annually by (i) the vote of a majority of the Fund’s Independent Directors cast in person at a meeting called for the purpose of voting on the approval and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund. The Management Agreement between the Fund and the Manager may be terminated by the Manager at any time, without payment of any penalty, upon 90 days’ written notice to the Fund.

     The Management Agreement between the Master Fund and the Manager became effective as of •, 2005, and will continue in effect for an initial two-year term. Thereafter, such Management Agreement will continue in effect from year to year if the continuance is approved annually by (i) the vote of a majority of the Master Fund’s Independent Directors cast in person at a meeting called for the purpose of voting on the approval and (ii) by the Master Fund’s Board or by vote of a majority of the outstanding voting securities of the Master Fund. To the extent the Fund, as an investor in the Master Fund, votes on the approval, the Fund will seek voting instructions from Members and will vote its interest in the Master Fund proportionately in accordance with the votes cast by Members. The Management Agreement between the Master Fund and the Manager may be terminated by the Manager at any time, without payment of any penalty, upon 90 days’ written notice to the Master Fund.

     Each Management Agreement provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules under that Act.

     The Management Agreements provide that, in the absence of willful misfeasance, bad faith, or gross negligence of its obligations to the Master Fund, the Manager will not be liable to the Fund, the Master Fund or their members for any error of judgment, for any mistake of law or for any other act or omission in connection with the performance of services to the Master Fund. The Management Agreements also provide for indemnification, to the fullest extent permitted by law, by the Fund and the Master Fund of the Manager, or any partner, director, officer or employee of the Manager, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Master Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith or gross negligence of duty.

     Prior to the Fund’s reorganization into a master-feeder structure and entering into the Management Agreements, the Manager served as an investment manager to the Fund pursuant to an investment management agreement between the Manager and the Fund (the “Former Management Agreement”). In the master-feeder structure, the portfolio management function has been transferred to the Master Fund and, as a result, the Former Management Agreement was terminated, and the Manager and each of the Fund and the Master Fund entered into the Management Agreements. The Management Agreements are identical in substance to the Former Management Agreement.

Considerations of the Board of Directors in Approving the Investment Management Agreements

     In determining whether it was appropriate to approve the Management Agreements, the Board and the Master Fund’s Board requested information from the Manager that each Board believed to be reasonably necessary to reach its conclusion. The Board and the Master Fund’s Board carefully evaluated this information and was advised by legal counsel to the Fund and the Master Fund with respect to its deliberations. In considering the Management Agreements and the fairness and reasonableness of the compensation to be paid to the Manager, the Board and the Master Fund’s Board considered numerous factors, including: [to be provided by amendment]

Compensation Paid by the Fund to the Manager

     Prior to the Fund’s reorganization into a master-feeder structure and entering into the Management Agreements, the Manager served as an investment manager to the Fund and was responsible, subject to the supervision of the Board, for formulating the Fund’s investment program. In consideration for its services, the Manager received the following total fees for the periods indicated:

Fiscal Year Ended March 31,	Fees

2005	$444,573.00
2004	$446,596.00
2003	$ 38,860.00(1)

(1)	The Fund began operation on December 27, 2002.

THE ADVISER

     Robeco-Sage Capital Management L.L.C. (the “Adviser”) is the investment adviser of the Master Fund. The Adviser is registered as an investment adviser under the Advisers Act and as a “commodity pool operator” with the U.S. Commodity Futures Trading Commission and is a member of the National Futures Association. The Adviser is a wholly-owned subsidiary of Robeco USA, Inc., a Delaware corporation, and subsidiary of Robeco Groep, N.V. (“Robeco”). As of August 31, 2005, Robeco’s total assets under management were approximately 122.8 billion euros ($151.6 billion), approximately $800 million of which were managed by the Adviser. The Adviser’s offices are located at 909 Third Avenue, New York, NY 10022.

     Robeco, headquartered in Rotterdam, the Netherlands, is a leading European asset manager that provides discretionary asset management products and services and a complete range of mutual funds to a large number of institutional and retail clients worldwide. Its products include equity funds, fixed income funds, money market funds and alternative products such as private equity funds of funds, hedge funds of funds and structured finance vehicles. Robeco has offices in France, Belgium, Luxembourg, Switzerland, Germany, Spain, the United Kingdom, New York (Robeco USA, Inc.) and Toledo, Ohio (Harbor Capital Advisers). Robeco is part of the Rabobank Group. Founded as a cooperative of Dutch agricultural banks, Rabobank Group has approximately 375 member banks and several subsidiaries now focusing on the food and agribusiness industry. The cooperative’s global investment banking arm, Rabobank International, has approximately 140 branches in 35 countries.

     The Adviser was founded in 1994 by a group of former general partners of Goldman Sachs. The day-to-day management of the Master Fund’s portfolio will be the responsibility of the Adviser’s Manager Selection Committee, comprised of Ronald S. Tauber, Peter A. Levy, Anne B. Farrell, Paul S. Platkin and Michael Murphy.

     Ronald S. Tauber, Chief Executive Officer, Senior Managing Director, joined the Adviser in 1996. He was a General Partner of Goldman Sachs from 1981 to 1988, and until 1987 was Chief Operating Officer of its J. Aron (commodity) division. J. Aron & Co., where Mr. Tauber was Senior Vice President, was a privately held firm until its acquisition by Goldman Sachs in 1981. Mr. Tauber left Goldman Sachs in 1988 to become Chief Executive Officer of Rayner & Stonington. He was associated with that firm and its subsequent parent company until 1996 when he joined the Adviser. Mr. Tauber graduated from Brooklyn College with a BA in 1965 and from Harvard Law School with an LLB in 1968. He clerked for two years in the US District Court. He then joined the law firm of Stroock & Stroock & Lavan LLP and became a partner in 1977.

     Mr. Tauber is a member of the Strategy Selection & Allocation Committee, which determines overall strategy weightings and sub-strategy allocations for portfolios, and a member of the Manager Selection Committee, which is responsible for choosing investment managers based on overall portfolio fit. Mr. Tauber is also involved with the on-site due diligence of investment managers.

     Peter A. Levy, Senior Managing Director, joined the Adviser in 1993. He was made a General Partner of Goldman Sachs in 1968 and represented the firm on the floor of the New York Stock Exchange. In addition to heading up floor operations, his primary role was to trade the firm’s proprietary equity positions. Mr. Levy trained in the Arbitrage Department of Goldman Sachs and in 1961 became a member of the New York Stock Exchange. Mr. Levy is a graduate of the University of Pennsylvania with a BS in Economics and has personally invested in hedge funds for over forty years.

     Mr. Levy is a member of the Strategy Selection & Allocation Committee and a member of the Manager Selection Committee. Mr. Levy is also involved with the on-site due diligence of investment managers.

     Anne Brown Farrell, Managing Director, joined the Adviser in 1994. She joined Goldman Sachs in 1973 and served as Vice President in the Fixed Income Division until 1983. She then founded Goldman Sach’s futures & options business in Dallas. In 1987 she assumed responsibilities for recruiting and training in the Fixed Income Division. In 1990 she moved to the Trading Department. She retired from Goldman Sachs in 1994. Ms. Farrell graduated with a BA from Trinity College in 1971 and an MBA from Wharton in 1973.

     Ms. Farrell is a member of the Strategy Selection & Allocation Committee and a member of the Manager Selection Committee. Ms. Farrell is also involved with the on-site due diligence of investment managers.

     Paul S. Platkin, CFA, Chief Investment Officer, Managing Director, joined the Adviser in 2003 as the Firm’s Chief Investment Officer after spending 9 years at General Motors Corporation, most recently as General Director of the Absolute Return Strategies Unit of GM Asset Management. Prior to that, he was a Director and Portfolio Manager at GM Asset Management. Additional affiliations include three years as an investment banking associate at EFC Group and three years as a staff consultant at Arthur Andersen & Co. Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University.

     Mr. Platkin is member of the Strategy Selection & Allocation Committee and a member of the Manager Selection Committee. Mr. Platkin also oversees the on-site due diligence, monitoring of investment managers and portfolio construction.

     Michael Murphy, CFA, Mr. Murphy serves on the Strategy Selection & Allocation Committee and Manager Selection Committee of Marwood Alternative Asset Management LLC. He joined Sage Capital in 2004 as a hedge fund analyst. Mr. Murphy was most recently Head of Asset Management and Research at Norfolk Markets, LLC for two years, and prior to that spent two years as a Senior Alternative Investment Analyst at HSBC Republic. He served as a Portfolio Manager at Wafra Investment Advisory Group for three years. Prior to that, he was involved in marketing and sales at Calamos Asset Management, Inc. for three years. Mr. Murphy began his career with seven years at Lehman Brothers Inc. working with offshore mutual funds. Mr. Murphy holds a B.S. in Business Administration from Northeastern University.

     Mr. Murphy is a member of the Strategy Selection & Allocation Committee and a member of the Manager Selection Committee. Mr. Murphy acts as a senior analyst and has responsibilities for on-site due diligence, monitoring of investment managers and portfolio construction.

Portfolio Manager Compensation Structure

     Compensation for the portfolio managers is generally a combination of a fixed salary and a discretionary bonus. The bonuses are not tied directly to the performance or value of assets in any Investment Fund but on the profitability of the Adviser. As part of their compensation, portfolio managers have 401k plans that enable employees to direct a percentage of their pre-tax salary and bonus without any contribution from the Adviser into a tax-qualified retirement plan and are also eligible to participate in profit-sharing plans with the Adviser’s parent company, Robeco USA, Inc.

     For its services to the Master Fund, the Adviser receives a portion of the Incentive Fee from the Manager, see “Incentive Fee.” The Adviser does not receive performance-based fees from the other accounts it manages.

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

     The following table provides information relating to other accounts managed by the members of the Adviser’s Manager Selection Committee which manages day-to-day the Master Fund’s portfolio.

	Number of Accounts Managed	Number of Accounts Managed with Performance- Based Advisory Fees	Total Assets	Total Assets Managed with Performance- Based Advisory Fees

Ronald S. Tauber
Registered investment companies	1	N/A	$36,100,000	N/A
Other pooled investment vehicles	3	N/A	$567,700,000	N/A
Other accounts	N/A	N/A	N/A	N/A
Peter A. Levy

	Number of Accounts Managed	Number of Accounts Managed with Performance- Based Advisory Fees	Total Assets	Total Assets Managed with Performance- Based Advisory Fees

Registered investment companies	1	N/A	$36,100,000	N/A
Other pooled investment vehicles	3	N/A	$567,700,000	N/A
Other accounts	N/A	N/A	N/A	N/A
Anne Browne Ferrell
Registered investment companies	1	N/A	$36,100,000	N/A
Other pooled investment vehicles	3	N/A	$567,700,000	N/A
Other accounts	N/A	N/A	N/A	N/A
Paul S. Platkin
Registered investment companies	1	N/A	$36,100,000	N/A
Other pooled investment vehicles	3	N/A	$567,700,000	N/A
Other accounts	N/A	N/A	N/A	N/A
Michael Murphy
Registered investment companies	1	N/A	$36,100,000	N/A
Other pooled investment vehicles	3	N/A	$567,700,000	N/A
Other accounts	N/A	N/A	N/A	N/A

     Investment decisions at the Adviser are made by two committees, the Strategy Selection & Allocation Committee and the Manager Selection Committee. A consensus must be reached before an investment decision is made. Weekly meetings are held to discuss the investment portfolios, and their exposure in terms of risk, strategy, and geographic region. Forthcoming investment decisions are also reviewed at these meetings.

     The various funds and accounts that are managed by the Adviser have similar strategy allocations and all use the same investment process. Potential conflicts of interest may arise between a portfolio manager’s management of the Master Fund and management of other accounts due to scarce capacity. The Adviser allocates capacity in underlying hedge funds on an equitable basis across all the funds it manages. From time to time, underlying managers are often represented in each investment portfolio giving rise to a potential conflict of interest. To counter these conflicts of interest, the Adviser has adopted formal Allocation Policies to ensure that investment opportunities are allocated fairly among all funds and accounts managed by the Adviser.

     The Allocation Policies deal with, amongst other things, the testing of the suitability of an investment for each portfolio managed by the Adviser, the determination of the ability of each portfolio to make an investment as well as the restrictions on manager capacity, the judging of portfolio need by the Strategy Selection & Allocation Committee, the judging of the allocation amongst suitable portfolios by the Manager Selection Committee and the documentation of such committee decisions in committee minutes.

Security Ownership of Portfolio Manager

     The following table shows the dollar range of Interests in the Fund beneficially owned by the portfolio managers as of September 1, 2005. As of September 1, 2005, no portfolio manager was the beneficial owner of any securities in the Master Fund.

Portfolio Manager	None	$1-$10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$500,001 - $1,000,000	Over $1,000,000

Ronald S. Tauber					$250,000
Peter A. Levy					$200,000

INVESTMENT ADVISORY AGREEMENT

     The Investment Advisory Agreement among the Manager, the Adviser and the Master Fund (the “Advisory Agreement”) provides that the Adviser is responsible, subject to the supervision of the Manager and the Master Fund’s Board, for formulating a continuing investment program for the Master Fund. The Adviser makes all decisions regarding the Master Fund’s purchases and withdrawals of interests in Investment Funds.

     The Advisory Agreement became effective as of •, 2005, and will continue in effect for an initial two-year term. Thereafter, the Advisory Agreement will continue in effect from year to year if the continuance is approved annually by (i) the vote of a majority of the Master Fund’s Independent Directors cast in person at a meeting called for the purpose of voting on the approval and (ii) by the Master Fund’s Board or by vote of a majority of the outstanding voting securities of the Master Fund.

     The Advisory Agreement may be terminated (i) by the Manager at any time, without the payment of any penalty, (ii) by the Manager’s recommendation to, and by a vote of a majority of, the Master Fund’s Board or by vote of a majority of the outstanding voting securities of the Master Fund on 60 days’ written notice to the Adviser or (iii) by the Adviser at any time, without the payment of any penalty, on 60 days’ prior written notice to the Manager. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act.

     To the extent the Fund, as an investor in the Master Fund, votes on the approval or termination of the Advisory Agreement, the Fund will seek voting instructions from Members and will vote its interest in the Master Fund proportionately in accordance with the votes cast by Members.

     The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence, the Adviser will not be liable to the Master Fund or its members for any error of judgment, for any mistake of law or for any other act or omission in connection with the performance of services to the Master Fund. The Adviser does not represent that any level of performance will be achieved. The Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Master Fund of the Adviser, or any officer, director, partner, principal, employee or agent of, or any person who controls is controlled by or is under common control with, the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Master Fund, so long as the liability or expense is not incurred by reason of the person’s willful malfeasance, bad faith or gross negligence of duty.

     Pursuant to the terms of the Advisory Agreement, the Adviser receives, as compensation for its services, one-half of the Management Fee and the Incentive Fee payable to the Manager. The Adviser will also be reimbursed by the Master Fund for out of pocket expenses relating to services provided to the Master Fund.

     Prior to the Fund’s reorganization into a master-feeder structure and execution of the Advisory Agreement with the Manager and the Master Fund, the Adviser served as an investment adviser to the Fund pursuant to an investment advisory agreement among the Adviser, the Manager and the Fund (the “Former Advisory Agreement”), and was responsible, subject to the supervision of the Manager and the Board, for formulating the Fund’s investment program. In the master-feeder structure, the portfolio management function has been transferred to the Master Fund and, as a result, the Former Advisory Agreement was terminated, and the Advisor, the Manager and the Master Fund entered into the Advisory Agreement. The Advisory Agreement is identical in substance to the Former Advisory Agreement.

Considerations of the Board of Directors in Approving the Investment Advisory Agreement

     In determining whether it was appropriate to approve the Advisory Agreement, the Master Fund’s Board requested information from the Adviser that it believed to be reasonably necessary to reach its conclusion. The Master Fund’s Board carefully evaluated this information and was advised by its independent counsel with respect to its deliberations. In considering the Advisory Agreement and the fairness and reasonableness of the compensation to be paid to the Adviser, the Master Fund’s Board considered numerous factors, including: [to be provided by amendment]

Compensation Paid by the Fund to the Adviser

     Prior to the Fund’s reorganization into a master-feeder structure and entering into the Advisory Agreement with the Master Fund, the Adviser was responsible, subject to the supervision of the Manager and the Board, for formulating the Fund’s investment program. In consideration for its services, the Adviser received the following total fees for the periods indicated:

Fiscal Year Ended March 31,	Fees

2005	$444,573.00
2004	$446,596.00
2003	$ 38,860.00(1)

(1)	The Fund began operation on December 27, 2002.

CODES OF ETHICS

     The Fund, the Master Fund, the Manager, the Adviser and the Distributor have each adopted a code of ethics (“Code of Ethics”) as required by applicable law. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including making investments in the securities of Investment Funds that may be purchased or held by the Master Fund, subject to a number of restrictions and controls. Each Code of Ethics may be examined on the SEC’s website at www.sec.gov. In addition, each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of each Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

VOTING

Member Voting Rights

     Each Member has the right to cast a number of votes based on the value of the Member’s investment percentage at a meeting of Members called by the Board or by Members holding at least a majority of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of Directors and on certain other matters. Notwithstanding their ability to exercise their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

     Whenever the Fund as an investor in the Master Fund is requested to vote on matters pertaining to the Master Fund, the Fund will seek voting instructions from the Members on such matters and, if required, will hold a meeting of the Members, and the Fund will vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Members. Thus, the Fund will effectively “pass through” its voting rights to the Members. The Fund shall vote Interests for which it receives no voting instructions in the same proportion as the Interests for which it receives voting instructions. Members of the Fund will not be able to vote on the termination of the Master Fund’s business, which may be determined by the Master Fund without investor approval.

Proxy Voting Policies and Procedures

     The Fund will invest substantially all of its assets in the Master Fund, which in turn will invest in the securities of Investment Funds, which generally issue non-voting securities. On occasion, however, the Master Fund may receive notices from the Investment Funds seeking the consent of holders in order to materially change certain rights within the structure of the security itself or change material terms of the Investment Fund’s articles of association, limited partnership agreement, limited liability company operating agreement, or similar agreement with investors. To the extent that the Master Fund receives notices or proxies from Investment Funds (or receives proxy statements or similar notices in connection with any other portfolio securities), the Master Fund’s Board has delegated proxy voting responsibilities with respect to the Master Fund’s portfolio securities to the Manager, as a part of the general management of the Master Fund, subject to the Master Fund’s Board’s continued oversight. The Manager is permitted to delegate and has further delegated this responsibility to the Adviser. The Master Fund’s Board has directed that proxies must be voted consistent with the best interest of the Master Fund and its interest holders.

     The Adviser has implemented its own Proxy Voting Policies and Procedures (“Policies”). The Adviser’s general policy is to vote proxies in a manner that serves the best interest of the Adviser’s client (including the Master Fund), as determined by the Adviser in its discretion, taking into account the following factors: (1) the impact on the value of the returns of the Investment Fund; (2) the attraction of additional capital to the Investment Fund; (3) the alignment of the interests of the Investment Fund’s management with the interest of the Investment Fund’s beneficial owners, including establishing appropriate fees for the Investment Fund’s management; (4) the costs associated with the proxy; (5) the impact on redemption or withdrawal rights; (6) the continued or increased availability of portfolio information; and (7) industry and business practices.

     The Policies address, among other things, conflicts of interest that may arise between the interests of the Master Fund, and the interests of the Adviser and its affiliates. The Policies describe the way in which the Adviser resolves conflicts of interest. To resolve conflicts, the Adviser, under normal circumstances, votes proxies in accordance with the Policies. If the Adviser departs from the Policies with respect to a particular proxy or if the Policies do not specifically address a certain proxy proposal, the Adviser may vote the proxy as it determines to be in the Master Fund’s best interest, as long as such vote would be against the Adviser’s own interest in the matter. If the Adviser believes that it should vote in a way that may also benefit its own interest, the Adviser must take one of the following steps: (1) delegate the voting decision to (i) an independent third party or (ii) an independent committee of the Master Fund’s representatives; (2) inform the Master Fund’s investors of the conflict and obtain their consent to vote the proxy as recommended by the Adviser; or (3) obtain approval of the decision from the Adviser’s compliance committee.

     Under certain circumstances, the Adviser may abstain from voting or affirmatively decide not to vote, if the Adviser determines that it is in the Master Fund’s best interest. In making such determination, the Adviser will consider (i) the costs associated with exercising the proxy and (ii) any legal restrictions on trading resulting from the exercise of the proxy.

     A copy of the Policies is available without charge, upon request, by calling (800) 551-2145. The Fund and the Master Fund are required to file Form N-PX, with the complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Once filed, the Forms N-PX will be available: (i) without charge, upon request, by calling (800) 551-2145; or (ii) by visiting the SEC's website at www.sec.gov.

BROKERAGE

The Master Fund

     The Master Fund anticipates that many of its transactions will be effected directly with the Investment Funds and that such transactions ordinarily will not be subject to brokerage commissions. In some instances, however, the Master Fund may incur expenses in connection with effecting its portfolio transactions, including the payment of brokerage commissions or fees payable to Investment Funds or parties acting on behalf of, or at the direction of,

Investment Funds. The Master Fund will typically have no obligation to deal with any broker or group of brokers in executing transactions.

     The Master Fund (and the Fund, as an investor in the Master Fund) will bear any commissions or spreads in connection with its portfolio transactions. In selecting brokers and dealers to effect transactions on behalf of the Master Fund, the Adviser will seek to obtain the best price and execution for the transaction, taking into account factors such as price, size of order, difficulty of execution and the operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. While the Adviser generally will seek reasonably competitive commission rates, the Master Fund will not necessarily be paying the lowest commission available on each transaction. In executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available for the Master Fund. The overall reasonableness of brokerage commissions paid will be evaluated by the Adviser based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.

     No brokerage commissions were paid by the Fund during the three fiscal years ended March 31, 2005, 2004 and 2003, nor were any such commissions paid to any affiliated broker-dealer during such three-year period.

The Investment Funds

     Each Investment Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Investment Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or markups.

     The Adviser expects that each Investment Manager will generally select brokers and dealers to effect transactions on behalf of its Investment Fund substantially as described below, although the Adviser can give no assurance that an Investment Manager will adhere to, and comply with, the described practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of an Investment Fund, an Investment Manager will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Subject to appropriate disclosure, however, Investment Managers of Investment Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Investment Manager or the Investment Manager’s other clients rather than its Investment Fund. The Adviser may consider the broker selection process employed by an Investment Manager as a factor in determining whether to invest in its Investment Fund. Each Investment Manager generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

     Consistent with seeking best price and execution, an Investment Manager may place brokerage orders with brokers that may provide the Investment Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of an Investment Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Investment Manager or its affiliates in providing services to clients other than an Investment Fund. In addition, not all of the supplemental information is used by the Investment Manager in connection with an Investment Fund in which the Master Fund invests. Conversely, the information provided to the Investment Manager by brokers and dealers through which other clients of the Investment Manager and its affiliates effect securities transactions may be useful to the Investment Manager in providing services to an Investment Fund. In accordance with provisions of the 1940 Act, an affiliate of the Manager and/or the Adviser may effect brokerage transactions for an Investment Fund.

ADMINISTRATOR

     In addition to its role as Manager, MCA serves as administrator to the Fund and the Master Fund (the “Administrator”). Under the terms of an administration agreement entered into among the Fund, the Master Fund and the Administrator (the “Administration Agreement”), the Administrator will be responsible, directly or through its agents, for, among other things: convening and calling all meetings of the Board and the Master Fund’s Board and preparing the minutes of such meetings; providing general secretarial services and keeping the books and records of the Fund and the Master Fund; paying all fees and expenses of the Fund and the Master Fund; and supervising the activities of the Sub-Administrator.

     In consideration of the administrative services provided to the Fund, the Fund will pay the Administrator a monthly fee of •% (•% on an annualized basis) of the Fund’s net assets. In addition, in consideration of the administrative services provided to the Master Fund, the Master Fund will pay the Administrator a monthly fee of •% (•% on an annualized basis) of the Master Fund’s net assets (together, the “Administrative Fee”). The Administrative Fee will accrue monthly and will be paid out of the Fund’s and the Master Fund’s respective assets quarterly. Based upon its interest in the Master Fund, the Fund will bear its share of the Administrative Fee paid by the Master Fund. The Administrator will also be reimbursed by the Fund and the Master Fund, respectively, for out-of-pocket expenses relating to services provided to the Fund and the Master Fund. The Administrative Fee may be renegotiated from time to time between the parties. The Administration Agreement may be terminated at any time by either of the parties upon not less than 60 days’ written notice. The Administrator may waive, at its sole discretion, all or a portion of the Administrative Fee; provided such waiver is given to all Members on an equal and pro rata basis. A portion of the Administrative Fee may be paid to entities that provide the Fund with ongoing investor services.

     The Administration Agreement provides that the Administrator, subject to certain limitations, will not be liable to the Fund, the Master Fund or to Members for any and all liabilities or expenses except those arising out of the fraud, gross negligence or willful default or misconduct of the Administrator or its agents. In addition, under the Administration Agreement, the Fund and the Master Fund will agree to indemnify the Administrator from and against any and all liabilities and expenses whatsoever out of the Administrator’s actions under the Administration Agreement, other than liability and expense arising out of the Administrator’s fraud, gross negligence or willful default or misconduct.

     In accordance with the terms of the Administration Agreement, the Administrator has retained •, whose principal business is located at •, as a sub-administrator (the “Sub-Administrator”) pursuant to a sub-administration agreement (the “Sub-Administration Agreement”). The Sub-Administrator assists the Administrator in providing administrative services to the Fund and the Master Fund, including, but not limited to, the preparation of regulatory filings and compliance with all requirements of applicable securities laws, subject to the supervision of the respective Board of Directors. The Sub-Administrator calculates the values of the assets of the Fund and the Master Fund and generally assists on all aspects of the Fund’s and the Master Fund’s administration and operation. The Sub-Administrator will generally supply and maintain office facilities (which may be in its own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by the Administrator), internal auditing, executive and administrative services; prepare reports to Members; coordinate the preparation and filing of tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board and the Master Fund’s Board; provide monitoring reports and assistance regarding compliance with the Fund’s and the Master Fund’s limited liability company agreements, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services, establish and maintain bank, custodian and other accounts, maintaining a list of Members and generally performing all actions related to the issuance, repurchase and transfer of Interests, including the processing of subscription documentation and evaluating compliance with investor eligibility guidelines; accepting payment for the Interests; computing and disseminating the net asset value of the Fund in accordance with the LLC Agreement; preparing for review the annual financial statements of the Fund and the Master Fund, as well as quarterly reports regarding the Fund’s and the Master Fund’s performance and net asset value; and performing additional services, as agreed upon, necessary in connection with the administration of the Fund and the Master Fund.

     The Administrator will pay the Sub-Administrator out of its Administrative Fee a Sub-Administrative Fee of •. The Sub-Administrative Fee may be renegotiated from time to time between the parties. The Sub-Administration Agreement may be terminated at any time by either of the parties upon not less than • days’ written notice.

CUSTODIAN AND ESCROW AGENT

     • (the “Custodian”), whose principal business address is •, serves as the custodian of the Fund’s and the Master Fund’s assets pursuant to a custodial services agreement with the Fund and the Master Fund, and may maintain custody of such assets with U.S. sub-custodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board and the Master Fund’s Board. Under the terms of the custodian agreement, the Custodian maintains a separate account in the name of the Fund and the Master Fund, holds and transfers portfolio securities on account of the Fund and the Master Fund, accepts receipts and makes disbursements of money on behalf of the Fund and the Master Fund, collects and receives all income and other payments and distributions on account of the Fund’s and the Master Fund’s securities, maintains the Master Fund’s subscription agreements from investments made in the Investment Funds, and makes periodic reports to the Board and the Master Fund’s Board concerning the Fund’s and the Master Fund’s operations.

     • serves as the Fund’s Escrow Agent with respect to subscription monies received from prospective investors in advance of dates when Interests may be subscribed for and monies may be transmitted to the Fund.

FUND EXPENSES

     The Manager will provide, or will arrange at its expense for the provision of, certain management and administrative services to the Fund and the Master Fund. Among those services are providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Fund’s and the Master Fund’s expenses.

     The Adviser will bear all of its own costs incurred in providing investment advisory services to the Master Fund other than travel and other expenses related to the selection and monitoring of Investment Managers. As described below, however, the Master Fund bears all other expenses related to its investment program.

     In consideration of the administrative services provided by the Administrator to the Fund and the Master Fund, the Fund and the Master Fund will pay the Administrator the Administrative Fee. Based upon its interest in the Master Fund, the Fund will bear its share of the Administrative Fee paid by the Master Fund. The Fund and the Master Fund, respectively, will reimburse the Administrator’s out-of-pocket expenses related to services provided to the Fund and the Master Fund.

     Expenses to be borne by the Master Fund include all expenses related to its investment program, including travel and other expenses related to the selection and monitoring of Investment Managers, as well as the Master Fund’s share of expenses of the Investment Funds in which the Master Fund invests. Expenses to be borne by the Master Fund (both directly and indirectly) include, but are not limited to, the Master Fund’s share of fees paid and expenses reimbursed to Investment Funds or Investment Managers (including management fees, performance or incentive fees or allocations and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account such as direct and indirect expenses associated with the Master Fund’s investments, including its investments in Investment Funds (whether or not consummated), all costs and expenses related to enforcing the Master Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. income, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, in connection with temporary or cash management investments, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees; custody fees and expenses; the Management Fee; and costs and charges for equipment or services used in communicating information regarding the Master Fund’s transactions.

     The Fund and the Master Fund will each bear their respective operational expenses, including, but not limited to, any non-investment-related interest expense; attorneys’ fees and disbursements associated with preparing and updating offering materials and with qualifying prospective investors; fees and disbursements of any accountants, and expenses related to the annual audit of the Fund and the Master Fund; recordkeeping and escrow fees and expenses; the costs of errors and omissions, directors’ and officers’ liability insurance and a fidelity bond; the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Members; fees and travel expenses of Directors relating to meetings of the respective Board and committees thereof; and any extraordinary expenses, including indemnification expenses as provided for in the LLC Agreement.

     The Master Fund’s organization expenses will be borne by MCA. Expenses incurred in connection with the ongoing offering of Interests will be borne by the Fund.

     The Adviser and the Manager will be reimbursed by the Master Fund for any of the above expenses that they pay on behalf of the Master Fund, except as otherwise provided above.

      The Fund will bear, as an investor in the Master Fund, its share of the fees and expenses of the Master Fund.

     Investment Funds will bear various expenses in connection with their operations similar to those incurred by the Fund and the Master Fund. Investment Managers generally will assess asset-based fees to and receive incentive-based allocations from the Investment Funds (or their investors), which effectively will reduce the investment return of the Investment Funds. These expenses, fees and allocations will be in addition to those incurred by the Fund and the Master Fund themselves. As an indirect investor in the Investment Funds, the Fund will bear its proportionate share of the expenses and fees of the Investment Funds and will also be subject to incentive allocations to the Investment Managers.

MANAGEMENT FEE

     In consideration of the services provided by the Manager to the Master Fund, the Master Fund will pay the Manager the Management Fee, quarterly, at the rate of 0.3125% (1.25% on an annualized basis) of the Master Fund’s net assets. The Management Fee will be an expense paid out of the Master Fund’s assets, and the Fund’s share of the Management Fee will be reflected in the Members’ capital accounts (including the capital accounts of the Adviser and the Manager or any of their respective affiliates to the extent any of them holds an Interest) as a reduction to net profits or an increase to net losses credited to or debited from the Members’ capital accounts. Net assets for these purposes mean the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund. The Management Fee will be computed based on the net assets of the Master Fund as of the end of business on the last business day of each quarter, after adjustment for any subscriptions effective on that date, and will be due and payable in arrears within five business days after the end of such quarter. The Manager may waive, at its sole discretion, up to one-half of the Management Fee, provided such waiver is for the benefit of all Members on an equal and pro rata basis. The Manager may pay a portion of the Management Fee to entities that assist in the distribution of Interests and may be affiliated with the Manager, and any such payments will be in addition to the direct distribution fees paid by investors. See “Subscriptions for Interests—Distribution Arrangements and Fees.” Furthermore, in accordance with the Investment Advisory

Agreement, as compensation for its services as Adviser, the Manager will pay the Adviser one-half of the Management Fee and one-half of the Incentive Fee (described below).

INCENTIVE FEE

     In addition to the Management Fee, for each incentive period (which generally corresponds to a fiscal year, the “Incentive Period”), the Fund will pay the Manager an incentive fee (“Incentive Fee”) equal to 10% of each Member’s net profits in excess of such Member’s Loss Carryforward Amount (before any accruals for Incentive Fees). An Incentive Fee with respect to Interests tendered for withdrawal will be determined and paid as of the Withdrawal Date with respect to such Interests. The Manager will pay the Adviser one-half of the Incentive Fee.

     The Loss Carryforward Amount for a Member commences at zero and, for each Incentive Period, is increased by the net losses allocated to such Member’s capital account for such Incentive Period or is reduced (but not below zero) by the net profits allocated to such Member’s capital account for such Incentive Period. A Member’s Loss Carryforward Amount will be proportionately adjusted with respect to any contributions, transfers, distributions, withdrawals and repurchases applicable to the Member’s capital account.

     For these purposes, an Incentive Period will generally correspond to a fiscal year, but may vary with respect to Members. An Incentive Period may be composed of one or more consecutive fiscal periods, as discussed in “Capital Accounts and Allocations—Capital Accounts.”

EXPENSE LIMITATION AGREEMENT

     The Manager has entered into an agreement with the Fund and the Master Fund whereby it has agreed to waive and/or reimburse the Fund’s expenses to the extent necessary to ensure that the Fund’s annualized ordinary operating expenses (excluding the Incentive Fee, if any) will not exceed the annualized ordinary operating expenses of the Fund as of the month end prior to the date on which the Fund commences operations as a feeder fund (“Expense Limitation Agreement”). The Expense Limitation Agreement will remain in effect for two years following the master-feeder restructuring and may be renewed for additional periods.

CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

     The Fund will maintain a separate capital account for each Member (including the Manager, the Adviser or any of their respective affiliates to the extent any of them contributes capital to the Fund as a Member). Each such capital account will have an opening balance equal to the Member’s initial contribution to the capital of the Fund and will be increased by the sum of any additional contributions by the Member to the capital of the Fund, plus any amounts credited to the Member’s capital account as described below. Each Member’s capital account will be reduced by the sum of the amount paid to the Member on any repurchase by the Fund of an Interest, or portion of an Interest, held by the Member, plus the amount of any distributions to the Member that are not reinvested, plus any amounts debited from the Member’s capital account as described below.

     Capital accounts of Members are adjusted as of the close of business on the last day of each of the Fund’s fiscal periods. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of the Fund’s business on the first to occur of the following: (1) the last day of a fiscal year of the Fund; (2) the last day of a taxable year of the Fund; (3) the day preceding any day on which a contribution to the capital of the Fund is made; (4) any day on which the Fund repurchases any Interest or portion of an Interest; (5) the day on which a substituted Member is admitted; (6) any day on which any amount is credited to or debited from the capital account of a Member other than an amount to be credited to or debited from the capital account of all Members in accordance with their “investment percentages;” or (7) the last day of a fiscal period of the Master Fund. An “investment percentage” will be determined for each Member as of the start of each fiscal period by dividing the balance of the

Member’s capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

Allocation of Net Profits and Net Losses

     Net profits or net losses of the Fund for each of its fiscal periods will be allocated among and credited to or debited from the capital accounts of all Members as of the last day of the fiscal period in accordance with Members’ investment percentages for the fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund, including any net unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses, before giving effect to any repurchases by the Fund of Interests or portions of Interests, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members’ investment percentages. The amount of net profits, if any, allocated to a Member may be reduced by the Member’s share of the Manager’s Incentive Fee. Allocations for U.S. federal income tax purposes generally will be made among the Members so as to reflect equitably amounts credited or debited to each Member’s capital account for the current and prior fiscal years. See “Tax Aspects—U.S. Federal Income Tax Considerations—Allocation of Fund’s Profits and Losses.”

Allocation of Special Items - Certain Withholding Taxes and Other Expenditures

     Withholding taxes or other tax obligations incurred by the Fund that are attributable to any Member will be debited from the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts distributable at or after that time to the Member (if any) will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member’s Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of the Member, assist the Member in applying for the refund.

     Any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, will generally be charged to only those Members on whose behalf the payments are made or whose circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Fund.

Reserves

     Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) that the Fund may deem necessary or appropriate. The amount of any reserves and any increase or decrease in them will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserves are created, increased or decreased, except that, if the reserves, or any increase or decrease in them, exceeds the lesser of $500,000 or 1.0% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase or decrease may instead be charged or credited to those investors who were Members at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

Net Asset Valuation

     The Fund will compute its net asset value as of the last business day of each “fiscal period” (as defined under “Capital Accounts”). Such computation is expected to occur on a monthly basis and other times at the Board’s discretion. In determining its net asset value, the Fund will value its investments as of such fiscal period-end. The net asset value of the Fund will equal the value of the assets of the Fund, less all of its liabilities, including accrued fees and expenses. The value of a Member’s capital account will equal the net asset value of the Fund, multiplied by such Member’s investment percentage. In computing its net asset value, the Fund will value its interest in the Master Fund at the net asset value provided by the Master Fund to the Fund.

     The net asset value of the Master Fund will equal the value of the total assets of the Master Fund less all of its liabilities, including accrued fees and expenses. The Master Fund’s Board has approved procedures pursuant to which the Master Fund will value its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of each fiscal period-end ordinarily will be the value determined as of such fiscal period-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Master Fund’s valuation. As a general matter, the fair value of the Master Fund’s interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from an Investment Fund if the Master Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the unlikely event that an Investment Fund does not report a fiscal period-end value to the Master Fund on a timely basis, the Master Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well any other relevant information available at the time the Master Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Master Fund’s valuation date.

     Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available and will otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with industry practice and compatible with the valuation methods used by the Master Fund for valuing its own investments. The Adviser is required to make an affirmative determination that using the valuation methodology of the Investment Fund to value the Master Fund’s investment in such Fund is not inconsistent with the Adviser’s and the Master Fund Board’s fiduciary obligations under the Advisers Act and the 1940 Act. Prior to investing in any Investment Fund, the Adviser will also confirm that the Investment Fund is obligated to inform its investors, in a timely fashion, of any material changes to its valuation methodology. Although the procedures approved by the Master Fund’s Board provide that the Adviser will review the valuations provided by the Investment Managers to the Investment Funds, neither the Adviser nor the Master Fund’s Board will be able to confirm independently the accuracy of valuations provided by such Investment Managers (which are unaudited).

     The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio. The Adviser and/or the Master Fund’s Board will consider such information and may conclude in certain circumstances that the information provided by the Investment Manager of an Investment Fund does not represent the fair value of the Master Fund’s interests in the Investment Fund.

Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Master Fund’s Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Master Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Investment Fund interests, the Master Fund may determine that it was appropriate to apply a discount to the net asset value of the Investment Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Master Fund’s Board.

     The valuations reported by the Investment Managers of the Investment Funds, upon which the Master Fund calculates its fiscal period-end net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Investment Funds are audited by those funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by Members who had their Interests repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Investment Managers or revisions to net asset value of an Investment Fund adversely affect the Master Fund’s net asset value, the outstanding Interests will be adversely affected by prior repurchases to the benefit of Members who had their Interests repurchased at a net asset value per Interest higher than the adjusted amount. Conversely, any increases in the net asset value per Interest resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Interests and to the detriment of Members who previously had their Interests repurchased at a net asset value per Interest lower than the adjusted amount. The same principles apply to the purchase of Interests. New Members may be affected in a similar way.

     The procedures approved by the Master Fund’s Board provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Investment Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Master Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Master Fund’s investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Master Fund’s Board, determines in good faith best reflects approximate market value. The Master Fund’s Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair to the Master Fund and consistent with applicable regulatory guidelines.

     To the extent the Adviser invests the assets of the Master Fund in securities or other instruments that are not investments in Investment Funds, the Master Fund will generally value such assets as described below. Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or the OTC Bulletin Board will be valued at their last composite sale prices as reported at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on a foreign securities exchange will generally be valued at their last sale price on the exchange where such securities are primarily traded. If no sales of particular securities are reported on a particular day, the securities will be valued based on their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service. Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s net asset value per share. Other securities for which market quotations are readily available will generally be valued at their bid prices, or ask prices in the case of securities held short, as obtained from the appropriate exchange, dealer, or pricing service. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Master Fund’s Board.

     In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or the Master Fund’s Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

     Debt securities will be valued in accordance with the Master Fund’s valuation procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Master Fund’s Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Master Fund’s Board to represent fair value.

     Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Master Fund is determined. When such events materially affect the values of securities held by the Master Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Master Fund’s Board.

     The Adviser or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Master Fund. Consequently, the fees charged to the Master Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

     Expenses of the Master Fund, including the Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

     Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Master Fund’s net assets if the judgments of the Master Fund’s Board, the Adviser, or Investment Managers to the Investment Funds should prove incorrect. Also, Investment Managers to the Investment Funds will only provide determinations of the net asset value of Investment Funds on a monthly basis, in which event it will not be possible to determine the net asset value of the Master Fund more frequently.

CONFLICTS OF INTEREST

     The Manager, MCA, and its parent company, MSD&T, and MSD&T’s parent company, MBC (together with their affiliates and subsidiaries) are involved in a broad spectrum of financial services and asset management activities including sponsoring and managing both registered and private investment funds and merchant banking. MSD&T’s affiliate, Mercantile Brokerage Services, Inc., also engages in broker-dealer transactions, and other similar activities. In the ordinary course of business, MCA engages in activities in which MCA’s interests or the interests of its clients may conflict with the interests of the Master Fund, the Fund or the Members. The Adviser also engages in activities which may conflict with the interests of the Master Fund, the Fund or the Members. In addition, the Investment Managers of the Investment Funds to which the Master Fund allocates its assets, and their affiliates may have clients, businesses and interests in addition to managing the assets of the Investment Funds. The discussion below sets out certain conflicts of interest that may arise; conflicts of interest not described below may also exist. Neither the Manager nor the Adviser can give any assurance that any conflicts of interest will be resolved in favor of the Master Fund, the Fund or the Members. In acquiring an Interest, a Member will be deemed to have acknowledged the existence of potential conflicts of interest relating to MCA, the Adviser and the Investment Managers, and to the Fund’s operating in the face of those conflicts.

Transactions by the Adviser and the Manager

     The Adviser and the Manager may pursue acquisitions of assets and businesses and identification of investment opportunities in connection with their existing businesses or a new line of business without first offering the opportunity to the Fund or the Master Fund. Such an opportunity could include a business that competes with the Fund, the Master Fund or an Investment Fund in which the Master Fund has invested or proposes to invest.

Compensation for Services

     The Manager, the Adviser or their respective affiliates may seek to perform investment banking and other financial services for, and will receive compensation from, Investment Funds, the sponsors of Investment Funds, companies in which Investment Funds invest, or other parties in connection with transactions related to those investments or otherwise. This compensation could include financial advisory fees, as well as underwriting or placement fees, financing or commitment fees and brokerage fees. Investment banking and other financial services compensation will not be shared with the Fund, the Master Fund or Members and may be received before the Fund realizes a return on its investment. The Manager, the Adviser or their respective affiliates may have an incentive to cause investments to be made, managed or realized in seeking to advance the interests of a client other than the Master Fund or to earn compensation. The Manager, the Adviser or their respective affiliates may also act as prime broker for Investment Funds.

Asset Management Activities

     The Adviser and the Manager conduct a variety of asset management activities, including sponsoring or advising both registered and unregistered investment funds. Those activities may also include managing assets of employee benefit plans that are subject to ERISA and related regulations. The Manager’s investment management activities may present conflicts if the Fund or the Master Fund and these other investment or pension funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

Voting Rights in Private Funds

     From time to time, sponsors of Investment Funds may seek the approval or consent of an Investment Fund’s investors in connection with certain matters. In such a case, the Adviser will have the right to vote in its discretion the interest in the Investment Fund held by the Master Fund, on behalf of the Master Fund. The Adviser will consider only those matters it considers appropriate in taking action with respect to the approval or consent. Business relationships may exist between the Adviser and its affiliates, on the one hand, and the Investment Managers and affiliates of the Investment Funds, on the other hand, other than as a result of the Master Fund’s investment in the Investment Funds. As a result of these existing business relationships, the Adviser may face a conflict of interest acting on behalf of the Master Fund.

     The Master Fund may, for regulatory reasons, limit the amount of voting securities it holds in any particular Investment Fund, and may as a result hold substantial amounts of non-voting securities in a particular Investment Fund. The Master Fund’s lack of ability to vote may result in a decision for an Investment Fund that is adverse to the interests of the Fund and the Members. In certain circumstances, the Master Fund may waive voting rights or elect not to exercise them, such as to achieve compliance with U.S. bank holding company laws.

Client Relationships

     The Manager, the Adviser, and their respective affiliates have existing and potential relationships with a significant number of sponsors and managers of Investment Funds, corporations and institutions. In providing services to its clients and the Master Fund, the Manager and the Adviser may face conflicts of interest with respect to activities recommended to or performed for the clients, the Master Fund, the Fund, the Members and/or the Investment Funds. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Master Fund.

Confidential Information

     In addition, due to the relationship with various third parties, affiliates of the Manager or the Adviser may have access to information regarding the Investment Funds in which the Master Fund invests. Members should be aware, however, that the Manager and the Adviser will generally be unable to access such information due to confidentiality, “Ethical Wall” or other legal considerations. As a result, the Manager and the Adviser may sometimes make investment decisions different than those they would make if they had such access, and such decisions may result in a material loss to the Fund. The Manager’s and the Adviser’s affiliates are not required to, and are generally prohibited from, affording the Manager or the Adviser access to all relevant information they may possess.

     The Manager or the Adviser may from time to time come into possession of confidential information relating to an Investment Fund which the Manager and the Adviser will not use for the benefit of the Fund, due to confidentiality concerns or legal considerations. In addition, the Adviser may also develop analyses or opinions of one or more Investment Funds, and buy or sell interests in one or more Investment Funds, on behalf of other “funds of funds” operated by the Adviser but not on behalf of the Fund. The Adviser regards its analyses as proprietary and confidential, and will not disclose its opinions or purchase and sale activities regarding any Investment Fund except to investors in the periodic reports distributed by the Adviser.

Incentive Fee

     The receipt of a performance or incentive allocation by an Investment Manager, or the receipt of a portion of the Incentive Fee by the Adviser, may create an incentive for an Investment Manager or the Adviser to make investments that are riskier and more speculative than they otherwise would make in the absence of such incentive compensation.

Diverse Membership; Relationships with Members

     The Members are expected to include entities that may have conflicting investment, tax and other interests with respect to their investments in the Fund. The conflicting interests of individual Members may relate to or arise from, among other things, the nature of investments made by the Fund through the Master Fund, the structuring of the acquisition of investments of the Master Fund, and the timing of disposition of investments. The structuring of the Master Fund’s investments and other factors may result in different returns being realized by different Members. Conflicts of interest may arise in connection with decisions made by the Adviser, including decisions with respect to the nature or structuring of investments, that may be more beneficial for one Member than for another Member, especially with respect to Members’ individual tax situations. In selecting Investment Funds for the Master Fund, the Adviser will consider the investment and tax objectives of the Master Fund as a whole, not the investment, tax or other objectives of any Member individually.

Related Funds

     Personnel of the Adviser, the Manager and their respective affiliates provide advisory services to various other funds that utilize an investment program that is substantially similar to that of the Fund and the Master Fund. Conflicts of interest may arise for the Adviser or the Manager in connection with certain transactions involving investments by the Master Fund in Investment Funds, and investments by other funds advised by the Adviser, or sponsored or managed by the Manager, in the same Investment Funds. Conflicts of interest may also arise in connection with investments in the Fund by other funds advised or managed by the Adviser, the Manager or their respective affiliates. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Adviser or an affiliate may determine that an investment in an Investment Fund is appropriate for a particular client or for itself or its officers, directors, members or employees, but that the investment is not appropriate for the Master Fund. Situations also may arise in which the Adviser or an affiliate, or their clients, have made investments that would have been suitable for investment by the Master Fund but, for various reasons, were not pursued by, or available to, the Master Fund. The investment activities of the Adviser, its affiliates and any of their respective officers, directors, members or employees may disadvantage the Master Fund in certain situations, if among other reasons, the investment activities limit the Master Fund’s ability to invest in a particular Investment Fund.

Management of the Fund and the Master Fund

     Personnel of the Adviser, the Manager and their affiliates will devote such time as the Adviser, the Manager and their affiliates, in their discretion, deem necessary to carry out the operations of the Fund and the Master Fund effectively. Officers and employees of the Manager and its affiliates will also work on other projects for MBC and its other affiliates (including other clients served by the Manager and its affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

Other Clients Advised by Investment Managers of the Investment Funds

     Conflicts of interest may arise from the fact that the Investment Managers of the Investment Funds and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Master Fund will have no interest. The Investment Managers may have financial incentives to favor certain of such accounts over the Investment Funds. Any of their proprietary accounts and other customer accounts may compete with the Investment Funds for specific trades, or may hold positions opposite to positions maintained on behalf of the Investment Fund. The investment advisers of the Investment Funds may give advice and recommend securities to, or buy or sell securities for, an Investment Fund in which the Master Fund has invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Investment Fund in which the Master Fund is invested.

Allocation of Investment Opportunities by Investment Managers

     Each Investment Manager of an Investment Fund will evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Investment Fund and accounts under management at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ, the investment activities of an Investment Fund, on the one hand, and the managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Investment Fund may differ from those of the other managed accounts. Accordingly, prospective Members should note that the future performance of an Investment Fund and its Investment Manager’s other accounts will vary.

“Soft Dollar” Payments

     The brokers utilized by the Investment Funds will be selected by the Investment Manager. Any Investment Manager may engage in “soft dollar” practices whether or not such practices fall within the soft dollar safe harbor established by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Thus, an Investment Manager may receive “brokerage and related services” covered by such safe harbor as well as office space, overhead expense reimbursement, and similar benefits not covered by such safe harbor. In doing so, the Investment Managers may pay higher commissions than those charged by brokers that do not provide such services or benefits.

Proprietary Trading

     Each Investment Manager and its principals, officers, employees, and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or an Investment Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Investment Manager that are the same, different, or made at a different time than positions taken for the Investment Fund.

Performance-Based Compensation of Investment Managers

     Investment Managers may receive incentive fees or allocations in the event that the relevant Investment Fund generates net profits. The fact that such incentive fees or allocations are payable or made only out of net profits may create an incentive for the Investment Manager to make investments that are riskier or more speculative than would be the case if such investment adviser were compensated solely based on a flat percentage of capital.

Participation in Investment Opportunities

     The Adviser will consider the Master Fund for all appropriate investment opportunities available to it. Similarly, the Adviser anticipates that each Investment Manager will consider participation by the Master Fund, or an Investment Fund in which the Master Fund participates, in all appropriate opportunities that are also under consideration by the Investment Funds and other accounts managed by the Investment Managers, other than the Master Fund (“Other Client Accounts”), that pursue investment programs similar to that of the Master Fund. Circumstances may arise, however, under which the Adviser or an Investment Manager will cause its Other Client Accounts to commit a larger percentage of their assets to an investment opportunity than to which they will commit assets of the Master Fund or an Investment Fund. Circumstances may also arise under which an Investment Manager will consider participation by its Other Client Accounts in investment opportunities in which they do not to invest on behalf of the Master Fund or an Investment Fund, or vice versa.

     Situations may occur when the Master Fund could be disadvantaged by investment activities conducted by the Manager, the Adviser, or the Investment Managers for the Other Client Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for the Master Fund, or an Investment Fund in which the Master Fund participates and/or Other Client Accounts (collectively, “Co-Investors” and, individually, a “Co-Investor”), limiting the size of the Master Fund’s or an Investment Fund’s position; (2) legal prohibitions on the Co-Investors’ participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instruments is limited.

     The Manager, the Adviser, each Investment Manager, and their respective principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may face conflicts of interest with respect to investments made on behalf of the Master Fund or an Investment Fund in which the Master Fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Investment Manager that are the same, different from or made at different times than positions taken for the Master Fund or an Investment Fund.

     The Manager, the Adviser, the Investment Managers or their respective affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates. In addition, Investment Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide to one or more Investment Funds or the Master Fund.

Other Matters

     An Investment Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Other Client Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Investment Manager determined it was appropriate for the Investment Fund to purchase and an Other Client Account to sell, or the Investment Fund to sell and an Other Client Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

     The Adviser, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Investment Funds, and may have conflicts of interest with respect to investments made by the Adviser on behalf of the Master Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of the Adviser or its affiliates that are the same, different from or made at different times from positions taken for the Master Fund. To lessen the possibility that the Master Fund will be adversely affected by this personal trading, the Master Fund, the Manager and the Adviser each adopted a Code of Ethics that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Master Fund’s portfolio transactions. See “Codes of Ethics.”

     The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund or the Master Fund. Future investment activities of the Manager, the Adviser and their respective affiliates and their principals, partners, directors, officers or employees may give rise to conflicts of interest other than those described above.

SUBSCRIPTIONS FOR INTERESTS

Subscription Terms

     The Fund intends to accept initial and additional subscriptions for Interests as of the first business day of each calendar month. Any amounts received in advance of such date will be placed in a non-interest bearing escrow account with the Escrow Agent prior to their investment in the Fund. All subscriptions are subject to the receipt of cleared funds in the full amount of the subscription on the business day prior to the subscription date. Although the Fund may accept, in its sole discretion, a subscription prior to receipt of cleared funds, an investor may not become a Member until cleared funds have been received. The investor must also submit a completed subscription agreement before the applicable subscription date. The Fund reserves the right to reject any subscription for Interests and the Fund may, in its sole discretion, suspend subscriptions for Interests at any time and from time to time.

     The minimum initial investment in the Fund from each investor is $75,000, and the minimum additional investment in the Fund is $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to individual investors or classes of investors (for example, with respect to certain key employees, officers or directors of the Fund, the Adviser, the Manager or their affiliates). The Fund may repurchase all of the Interests held by a Member if the Member’s capital account balance in the Fund, as a result of repurchase or transfer requests by the Member, is less than $50,000.

     Except as otherwise permitted by the Board, initial and any additional contributions to the capital of the Fund by any Member must be made in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Fund. Initial and any additional contributions to the capital of the Fund will be payable in one installment. Although the Fund may accept contributions of securities in the sole discretion of the Board, the Fund has no intention at present of accepting contributions of securities. If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets.

     Each new Member must agree to be bound by all of the terms of the LLC Agreement. Each potential investor must also represent and warrant in a subscription agreement, among other things, that the investor is an “Eligible Investor” as described below and is purchasing an Interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Interest.

Eligible Investors

     Each prospective investor in the Fund will be required to certify to the Fund that the Interest subscribed for is being acquired for the account of an “accredited investor” as defined in Regulation D under the Securities Act. Each prospective investor must also be a “qualified client” within the meaning of Rule 205-3 under the Advisers Act. A “qualified client” means an individual or company (other than an investment company) that has a net worth (or, in the case of individuals, a joint net worth with their spouse) of more than $1,500,000, or that meets certain other qualification requirements. Investors who are “accredited investors” as defined in Regulation D and “qualified clients” within the meaning of Rule 205-3 under the Advisers Act are referred to in this prospectus as “Eligible Investors.” Existing Members who subscribe for additional Interests will be required to qualify as Eligible Investors at the time of each additional subscription. Qualifications that must be met in becoming a Member are set out in the subscription agreement that must be completed by each prospective investor and are also set out in Appendix B to the prospectus.

Distribution Arrangements and Fees

     Mercantile Investment Services, Inc. is the principal distributor of the Interests (the “Distributor”) and serves in that capacity on a best-efforts basis, subject to various conditions, pursuant to the Distribution Agreement between the Fund and the Distributor. The Distributor maintains its principal office at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110. Interests may be purchased through the Distributor or through broker-dealers that have entered into selling agreements with the Distributor. The Distributor will generally be entitled to receive a distribution fee from each Member in the Fund whose Interest the Distributor places. The specific amount of the distribution fee paid with respect to a Member is generally dependent on the size of the investment in the Fund, as follows:

  3% on the first $500,000 of any investment;

  2% on the amount of any investment that exceeds $500,000, but is less than $1 million; and

  1% on the amount of any investment that exceeds $1 million.

     The distribution fee is “stepped up”, meaning that an investor who makes a $600,000 investment in the Fund will pay a 3% distribution fee on $500,000 of its investment and a 2% distribution fee on $100,000 of its investment.

     The distribution fee will be deducted from a prospective Member’s subscription amount; it will not constitute a capital contribution made by the Member to the Fund nor part of the assets of the Fund. The distribution fee may be adjusted or waived at the discretion of the Distributor in consultation with the Fund and is expected to be waived for certain investors, including:

      (1) the Manager or its affiliates;

      (2) the Distributor;

     (3) present or former officers, managers, directors, registered representatives and employees (and the “immediate family” of any such person, which term encompasses such person’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, aunts, uncles, nieces and nephews and relatives by virtue of a remarriage (step-children, step-parents, etc.) as well as siblings of such person’s spouse and a spouse of such person’s siblings) of the Fund, the Master Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

     (4) purchasers for whom the Manager or one of its affiliates acts in a fiduciary, advisory, custodial, or similar capacity;

     (5) purchasers that use proceeds from an account for which the Manager or one of its affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Interests;

     (6) brokers, dealers, and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals);

     (7) broker-dealers, investment advisers or financial planners that have entered into an agreement with the Distributor and that purchase Interests for (i) their own accounts, or (ii) the accounts of eligible clients and that charge a fee to the client for their services; and

     (8) clients of such investment advisers or financial planners described in (7) above that place trades for the clients’ own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker-dealer or agent that has entered into an agreement with the Distributor.

     The Distributor may, in its sole discretion, aggregate investments made through certain related accounts (including family trusts or other similar investment vehicles) in determining the applicability of distribution fees.

     The Distributor may reallow a portion of the distribution fee to selling brokers and dealers with whom it has agreements. In addition, the Distributor or its affiliates may pay from their own resources additional compensation, either at the time of sale or on an on-going basis, to brokers and dealers in connection with the sale and distribution of the Interests or servicing of investors and for referrals of such brokers and dealers.

INTERESTS ELIGIBLE FOR FUTURE SALE

     If all Interests offered pursuant to this offering are sold, the Fund will have outstanding $• in Interests. The $• in Interests offered in this offering may be transferred without restrictions under the Securities Act. The Interests are, however, subject to substantial contractual restrictions on transferability pursuant to the LLC Agreement and as set forth in this prospectus. See “Redemptions, Repurchases and Transfers of Interests.” All of the Interests issued prior to this offering are “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act, and may not be sold without registration or an exemption from registration under the Securities Act.

     In general, under Rule 144, as currently in effect, a person who holds Interests that are restricted securities is entitled to sell, within any three-month period, a number of restricted securities that does not exceed the greater of 1% of the then-outstanding Interests in the Fund or the average weekly trading volume during the four calendar weeks preceding such sale, provided a minimum of two years has elapsed between the later of the date of acquisition of such securities from the issuer or from an “affiliate” of the issuer, and any resale of such securities in reliance on Rule 144 for the account of either the acquirer or any subsequent holder of those securities. A person that is not deemed an “affiliate” of the issuer and that has beneficially owned the securities for at least three years is entitled to sell such shares under Rule 144 without regard to the above volume limitations.

     Rule 144A provides a safe harbor from the registration requirements of the Securities Act for the resale of restricted securities to specified institutions. In general, under Rule 144A, a person is entitled to resell securities that, when issued, were not of the same class as securities listed on a United States national securities exchange or quoted in an automated inter-dealer quotation system in the United States. Such “eligible securities” may be sold under Rule 144A only to “qualified institutional buyers” which, in general, is an institution that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the institution.

     The foregoing is not intended to be a complete description of Rule 144 or Rule 144A or of the rights of Members to sell the Interests.

     The Interests will not be listed on any securities exchange and it is not anticipated that a secondary market for the Interests will develop. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement of the Fund and in compliance with federal and state securities laws. The Interests will not be redeemable at an investor’s option nor will they be exchangeable for interests of any other fund because the Fund is a closed-end investment company. As a result, an investor may not be able to sell or otherwise liquidate its Interest. The Interests are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

OUTSTANDING SECURITIES

Title of class	Amount Authorized	Amount Held by Registrant for its Account	Amount Outstanding as of •, 2005 Exclusive of Amount Shown under “Amount Held by Registrant for its Account”

Limited liability company interests	Unlimited	N/A	•

     As of •, 2005, the Manager’s parent company, MSD&T, held of record, in a fiduciary or representative capacity for its customers, • % of the outstanding Interests in the Fund. MSD&T may be deemed to be the beneficial owner of these Interests, for purposes of the federal securities laws, because MSD&T possessed sole or shared voting or investment power with respect to such Interests. MSD&T does not, however, have any economic interest in such Interests, which are held solely for the benefit of its customers.

     MBC, MSD&T’s parent company, was the organizational member of the Fund and invested $25 million in the Fund. As of • , 2005, MBC held • % of the outstanding Interests in the Fund.

     The name, address and share ownership of each other person who may have possessed sole or shared voting or investment power with respect to more than 5% of the outstanding Interests of the Fund on •, 2005 was as follows:

Name and Address	Amount of Interests Owned	Percentage Owned

•	$ •	•%

     For purposes of the 1940 Act, any person who owns directly or through one of more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Under this definition, MSD&T and MBC may be deemed to be controlling persons of the Fund.

     As of • , 2005, the Directors and officers of the Fund and the Master Fund, as a group, owned less than one percent of the outstanding Interests in the Fund.

REDEMPTIONS, REPURCHASES AND TRANSFERS OF INTERESTS

No Right of Redemption

     No Member or other person holding an Interest (as discussed herein, “Interests” includes portions of an Interest) acquired from a Member, will have the right to require the Fund to redeem the Interest. No public market for Interests exists, and none is expected to develop in the future. In addition, transfers and redemptions of Interests will be limited so as to ensure that the Fund will not be treated as a “publicly traded partnership” for U.S. federal tax purposes. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below.

Repurchases of Interests

     The Fund may from time to time repurchase Interests from Members in accordance with written tenders by Members at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. Each such repurchase offer may be limited and will generally apply to 5% to 25% of the net assets of the Fund. In determining whether the Fund should offer to repurchase Interests from Members, the Board will consider a variety of factors. The Board expects that the Fund will offer to repurchase Interests from Members quarterly. The Board will consider the following factors, among others, in making its determination:

  whether any Members have requested to tender Interests to the Fund;

  the liquidity of the Fund’s assets;

  the investment plans and working capital and reserve requirements of the Fund;

  the relative economies of scale of the tenders with respect to the size of the Fund;

  the history of the Fund in repurchasing Interests; and

  any anticipated tax consequences to the Fund of any proposed repurchases of Interests.

     The Fund’s assets consist primarily of its interest in the Master Fund. Therefore, in order to finance the repurchase of Interests pursuant to the repurchase offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. Because interests in the Master Fund may not be transferred, the Fund may withdraw a portion of its interest only pursuant to repurchase offers made by the Master Fund. The Fund will not conduct a repurchase offer for Interests unless the Master Fund simultaneously conducts a repurchase offer for Master Fund interests. The Master Fund’s Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Fund to meet its obligations under its repurchase offers. However, there are no assurances that the Master Fund’s Board will, in fact, decide to undertake such a repurchase offer. The Fund cannot make a repurchase offer larger than the corresponding repurchase offer made by the Master Fund. The Master Fund will make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may affect the size of the Master Fund’s offers. Subject to the Master Fund’s investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

     The LLC Agreement provides that the Fund will be dissolved if any Member that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire Interest for repurchase by the Fund has not been given the opportunity to so tender within a period of two years after the request (whether pursuant to a single repurchase offer or multiple consecutive offers within the two-year period).

     The Fund will repurchase Interests from Members pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Members or persons holding Interests acquired from Members. The value of a Member’s Interest that is being repurchased will be equal to the value of the Member’s capital account (or the portion of it being repurchased) as of the date of the repurchase, after giving effect to all allocations that are made as of that date. When the Board determines that the Fund will repurchase Interests, notice will be provided to Members describing the terms of the offer, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members deciding whether to tender their Interests during the period that a repurchase offer is open may obtain the net asset value of their Interests by contacting the Fund during the period.

     Repurchases of Interests from Members by the Fund may be paid, at the discretion of the Fund, in cash, or by the distribution of securities in kind or partly in cash and partly in kind. The Fund, however, expects not to distribute securities in kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Interests from Members. Any in-kind distribution of securities will be valued in accordance with the LLC Agreement and will be distributed to all tendering Members on a proportional basis.

     The Fund charges an early redemption fee of 1.00% on repurchases of Interests that have been held less than 180 days. The fee will be deducted from the repurchase proceeds due to the Member who tendered its interest for repurchase, and cannot be paid separately. The fee will be credited to the assets of the Fund, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term holding of Interests. From time to time, the Fund may waive or modify the redemption fee for certain categories of investors. The Fund reserves the right to modify the terms of or terminate this fee at any time. The fee is not a deferred sales charge, is not a commission paid to the Manager, the Adviser or their affiliates, and does not benefit such persons in any way.

     The Fund may have to effect a withdrawal from the Master Fund to pay for the Interests being repurchased, and, in turn the Master Fund may have to effect withdrawals from the Investment Funds to pay for the repurchase of the

Fund’s interest in the Master Fund. Due to liquidity restraints associated with the Master Fund’s investments in the Investment Funds, the Fund expects to employ the following repurchase procedures:

  If the Board elects to offer to repurchase Interests, the Fund will send each Member a repurchase offer that explains the terms and conditions of the repurchase. The repurchase offer will be sent to Members at least 20 business days prior to the date on which the Member must notify the Fund that the Member has elected to tender Interests to the Fund.

  A Member choosing to tender an Interest for repurchase must do so by the notice date (the “Notice Date”), which generally will be the 25th calendar day of the second month prior to the month containing the date as of which Interests are to be repurchased. Interests will be valued as of the valuation date (the “Valuation Date”), which is generally expected to be the last business day of March, June, September or December.
  For example, a Notice Date for a repurchase offer having a December 31 Valuation Date would be October 25th.

  Promptly after the Notice Date, the Fund will give to each Member whose Interest has been accepted for repurchase a promissory note (the “Promissory Note”) entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Interest.

  The Promissory Note will be non-interest bearing and non-transferable. Payment in respect of the Promissory Note will be made as of the later of (i) a period of within [30] days after the Valuation Date, or (ii) if the Master Fund has requested withdrawal of its capital from any Investment Funds in order to fund the repurchase of Interests, within ten business days after the Master Fund has received at least 90% of the aggregate amount withdrawn by the Master Fund from the Investment Funds.

  Although the amounts required to be paid by the Fund under the Promissory Note will generally be paid in cash, the Fund may under certain limited circumstances pay all or a portion of the amounts due by an in- kind distribution of securities.

     If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board will adopt revised procedures reasonably designed to provide Members substantially the same liquidity for Interests as would be available under the procedures described above.

     Upon its acceptance of tendered Interests for repurchase, the Fund will maintain daily on its books a segregated account consisting of (1) cash, (2) liquid securities or (3) interests in Investment Funds that the Master Fund has requested be withdrawn (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Members tendering Interests.

     Payment for repurchased Interests may require the Fund to withdraw from the Master Fund, which in turn may be required to liquidate portfolio holdings in Investment Funds earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Master Fund’s investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Interests.

     A Member tendering for repurchase only a portion of the Member’s Interest will be required to maintain a capital account balance of at least $50,000 after giving effect to the repurchase. If a Member tenders an amount that would cause the Member’s capital account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Member so that the required minimum balance is maintained or to repurchase the Member’s entire Interest in the Fund.

     The Fund may repurchase an Interest of a Member or any person acquiring an Interest from or through a Member without consent or other action by the Member or other person, provided the repurchase is conducted in a non-discriminatory manner. Such repurchases will occur, if the Fund in its sole discretion determines that:

  the Interest has been transferred or has vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Member;

  ownership of the Interest by a Member or other person is likely to cause the Fund to be in violation of, or require registration of any Interest under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

  continued ownership of the Interest by a Member may be harmful or injurious to the business or reputation of the Fund, the Board, the Manager, the Adviser or any of their affiliates, or may subject the Fund or any Member to an undue risk of adverse tax or other fiscal or regulatory consequences;

  any of the representations and warranties made by a Member or other person in connection with the acquisition of an Interest was not true when made or has ceased to be true; or

  it would be in the best interests of the Fund for the Fund to repurchase the Interest.

     In the event that the Manager, the Adviser or any of their respective affiliates holds an Interest or portion of Interest in the capacity of a Member, the Interest or a portion of it may be tendered for repurchase in connection with any repurchase offer made by the Fund.

Transfers of Interests

     Except as otherwise described below, no person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole discretion. Interests held by a Member may be transferred only (i) by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Member or (ii) under certain limited circumstances, with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

     No transfer will be permitted unless the Fund consults with counsel to the Fund and counsel confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. Notwithstanding a finding that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally may not consent to a transfer unless the following conditions are met: (i) the transferring Member has been a Member for at least six months; (ii) the proposed transfer is to be made on the Valuation Date; and (iii) the transfer is (1) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member, for example, certain transfers to affiliates, gifts and contributions to family entities, (2) to members of the transferring Member’s immediate family (siblings, spouse, parents or children), or (3) a distribution from a qualified retirement plan or an individual retirement account.

     Notice to the Fund of any proposed transfer of an Interest must include evidence satisfactory to the Board that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor (or investor’s beneficial owners in certain circumstances) has a net worth immediately prior to the time of subscription of at least $1.5 million. Notice of a proposed transfer of an Interest must also be accompanied by a properly completed subscription agreement in respect of the proposed transferee. The Board generally will not consent to a transfer of an Interest by a Member unless the transfer is to a single transferee or after the transfer of a portion of the Interest, the balance of the capital account of each of the transferee and transferor is not less than $50,000. A Member transferring an Interest may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Interests, the Fund may require the Member requesting the transfer to obtain, at the Member’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. Under certain circumstances, the transferee of an Interest will be required to provide the Fund with a written notice, signed under penalties of perjury, containing certain information necessary to enable the Fund to compute the tax basis of the transferee’s Interest.

     Any transferee acquiring an Interest by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired, to transfer the Interest in accordance with the terms of the LLC Agreement and to tender the Interest for repurchase by the Fund, but will not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as specified in the LLC Agreement. If a Member transfers an Interest with the approval of the Board, the Fund will promptly take all necessary actions so that each transferee or successor to whom the Interest is transferred is admitted to the Fund as a Member.

     In subscribing for an Interest, a Member agrees to indemnify and hold harmless the Fund, the Manager, the Board, the Adviser, each other Member and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member or a substituted Member in connection with any such transfer.

TAX ASPECTS

     This summary outlines certain significant U.S. federal income and other tax principles that are likely to apply to the Fund, the Master Fund and the Members, given the nature of the activities of the Fund, the Master Fund and the Investment Funds. Except where specifically addressing considerations applicable to tax-exempt investors, the discussion assumes that the Member is a U.S. resident individual or a domestic corporation that is not tax-exempt and that holds its Interest as a capital asset. In some cases, the activities of a Member other than its investment in the Fund may affect the tax consequences to such Member of an investment in the Fund.

     The discussion of federal income tax matters contained herein is based on existing law as contained in the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, administrative rulings and court decisions as of the date of this prospectus. No assurance can be given that future legislation, administrative rulings or court decisions will not significantly modify the conclusions set forth in this summary. Prospective investors are urged to consult with their own tax advisers concerning the potential tax consequences of an investment in the Fund in light of their own situations.

U.S. Federal Income Tax Considerations

     Classification of the Fund and the Master Fund. Davis Polk & Wardwell will deliver an opinion to each of the Fund and the Master Fund to the effect that the Fund and the Master Fund, respectively, will be treated as a partnership, and not as a corporation, for U.S. federal income tax purposes. Each of these opinions will be based on the conclusion that, because of the significant restrictions relating to transfers and redemptions of Interests and interests in the Master Fund, respectively, neither the Fund nor the Master Fund will constitute a “publicly traded partnership” for U.S. federal income tax purposes. Opinions of counsel, however, have no binding effect on the Internal Revenue Service (“IRS”) or the courts.

     Assuming that each of the Fund and the Master Fund is treated as a partnership for federal income tax purposes, neither the Fund nor the Master Fund will be subject to U.S. federal income tax. Rather, each Member will be required to report on his U.S. federal income tax return, and thus to take into account in determining his own U.S. federal income tax liability, his share of the Fund’s income, gains, losses, deductions and credits for the taxable year ending within or with the Member’s taxable year (which will consist of the Fund’s share of the income, gains, losses, deductions and credits of the Master Fund for the taxable year of the Master Fund ending within or with the Fund’s taxable year). A Member’s U.S. federal income tax liability will be determined with reference to its share of the Fund’s income, regardless of whether the Member receives any distributions from the Fund. The Fund will generally not make current distributions to the Members. As a consequence, a non-withdrawing Member will generally be required to use cash from other sources in order to pay tax on his taxable income that is attributable to the Fund.

     The Fund’s fiscal year, with respect to which the Incentive Fee is generally charged, ends on March 31, while the Fund’s taxable year ends of December 31. As a result of this divergence between fiscal year and taxable year, a Member could recognize more taxable income for a particular taxable year than the Member would have recognized if the Fund’s fiscal year and taxable year ended on the same date.

     Partnerships with 100 or more partners may elect the application of a special rules that are intended to simplify the calculation and reporting of certain partnership items and the handling of partnership audits. The Manager may elect the application of these rules if it believes that they will be beneficial to a majority of the Members. Once the election is made, it cannot be revoked without the consent of the IRS. No assurance can be given that, if the election is made, the Members will realize the anticipated benefits. In addition, the election could in some cases have an adverse effect on Members.

     Allocation of the Fund’s Profits and Losses. For U.S. federal income tax purposes, income, gains, losses, deductions and credits of the Fund will generally be allocated to the Members in a manner consistent with the overall economic arrangement among the Members. It is possible that the IRS will seek to reallocate certain items in a manner different from the manner in which such items were allocated by the Fund, the Master Fund and, in the case of an Investment Fund that is treated as a partnership for U.S. federal income tax purposes, such Investment Fund.

     Nature of the Fund’s Income and Losses. The Fund’s income, gains, losses, deductions and credits for any taxable year will consist almost entirely of the Fund’s share of the income, gains, losses, deductions and credits of the Master Fund. The Master Fund will invest virtually all of its assets in the Investment Funds. Except as otherwise noted below, this discussion is based on the assumption that all of the Investment Funds will be treated as partnerships for U.S. federal income tax purposes. In that case, no Investment Fund will be subject to U.S. federal income tax, and the Master Fund’s income, gains, losses, deductions and credits will consist of the Master Fund’s share of the income, gains, losses, deductions and credits of the Investment Funds.

     In order to match its income and loss positions as effectively as possible, an Investment Fund may make a “mark-to-market” election under Section 475 of the Code. Only a person that is engaged in a trade or business as a trader in securities may make such an election, and the determination of whether the operations and activities of an Investment Fund constitute trading in securities for U.S. federal income tax purposes is inherently factual and subject to a body of authority that is neither complete nor comprehensive in scope. Assuming that an Investment Fund’s “mark-to-market” election is effective, the Investment Fund will recognize gains and losses at the end of each taxable year as if it had sold all of its assets for their fair market values on the last business day of the taxable year. All of such gains and losses will be treated as ordinary income or loss, except for gains and losses with respect to certain positions that qualify as “Section 1256 contracts” under the Code, which will be treated as 60% long-term and 40% short-term capital gain or loss.

     An Investment Fund that has not made a “mark-to-market” election under Section 475 may recognize a substantial amount of short-term capital gain and ordinary income, as well as long-term capital gain. Such an Investment Fund may also recognize significant capital losses for U.S. federal income tax purposes, and the Members’ ability to deduct their shares of these losses will be subject to limitations. Various positions that such an Investment Fund may hold may be subject to special provisions of the Code that, among other things, may affect the character of gains and losses (that is, whether the gains and losses are treated as capital or ordinary) or affect the determination of whether capital gains and losses are characterized as long-term or short-term. Investments by an Investment Fund in the stock of non-U.S. issuers may, by reason of the rules applicable to “passive foreign investment companies” or “controlled foreign corporations,” cause gain recognized by the Investment Fund to be treated as ordinary income, result in an interest charge and/or cause the Investment Fund, and therefore the Members, to recognize taxable income related to such investments prior to the Investment Fund’s receipt of the corresponding cash. Certain other possible investments made by an Investment Fund, such as investments in “Section 1256 contracts,” “original issue discount” obligations or equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, would cause the Investment Fund, and therefore the Members, to recognize taxable income related to such investments prior to the Investment Fund’s receipt of the corresponding income.

     For the reasons described above, prospective investors should expect that a substantial portion of the income they derive from an investment in the Fund will constitute ordinary income or short-term capital gain.

     Investment Fund as Foreign Corporation. It is possible that certain Investment Funds will be foreign entities that are treated as corporations for U.S. federal income tax purposes. Any such Investment Fund will generally be treated as a “passive foreign investment company” (“PFIC”) for U.S. federal income tax purposes. As a consequence, (i) a Member’s share of any “excess distribution” that the Master Fund receives from the Investment Fund, and of any gain that the Master Fund derives from a sale or other disposition of its interest in the Investment Fund, will be allocated over the Member’s holding period for its Interest; (ii) the amount allocated to the taxable year of the Member in which the “excess distribution” was received, or the disposition occurred, will be taxed as ordinary income; (iii) the amount allocated to every prior taxable year will be subject to tax at the highest rate of tax in effect for the Member for that prior taxable year; and (iv) an interest charge will be imposed on the resulting tax liability for each prior taxable year. Under proposed Treasury regulations, these consequences would also apply to gain recognized by a Member on a repurchase of the Member’s Interest to the extent that such gain is attributable to the Member’s indirect interest in the PFIC.

     If the Master Fund made a “qualified electing fund” (“QEF”) election with respect to an Investment Fund that is a PFIC, each Member would include in gross income for each taxable year his share of the Investment Fund’s ordinary earnings and long-term capital gain. The Master Fund can make a QEF election, however, only if the relevant Investment Fund agrees to provide annual information statements in accordance with applicable Treasury regulations. Because it is very unlikely than any Investment Fund that is a PFIC will agree to provide this information, the Manager does not expect that the Master Fund will be able to make any QEF election. Similarly, if the Master Fund’s interest in any Investment Fund that is a PFIC consisted of “marketable stock,” as defined in Section 1296 of the Code, the Master Fund could mitigate, to some extent, the consequences of the PFIC regime by making a “mark-to-market” election with respect to its interest in the Investment Fund. It is very unlikely, however, that the Master Fund will hold “marketable stock” in any Investment Fund that is a PFIC.

     Limitations on the Deductibility of Losses, Interest and Expenses. In addition to the limitations on the deductibility of capital losses noted above, various other limitations may apply to restrict the Members’ ability to deduct their shares of losses realized, and expenses incurred, by the Investment Funds, the Master Fund and the Fund. For example, a Member’s share of any such losses will be allowed only to the extent of the adjusted basis of the Member’s Interest in the Fund. In addition, certain positions into which the Investment Funds may enter may be subject to special provisions of the Code that, among other things, defer (or required capitalization of) losses and expenses.

     Section 163(d) of the Code limits a non-corporate taxpayer’s deduction for “investment interest” to the amount of “net investment income,” as defined therein. This limitation could apply to limit the deductibility of a non-corporate Member’s share of the interest deductions of the Fund, the Master Fund and the Investment Funds, as well as the deductibility of interest paid by a non-corporate Member on indebtedness incurred to finance his investment in the Fund. Otherwise allowable deductions in connection with short sales are treated as “investment interest” for purposes of this limitation.

     If an Investment Fund is treated as a trader in securities, each Member may deduct, as business expenses under Section 162 of the Code, his share of the expenses of the relevant Investment Fund and his share of the expenses of the Master Fund and the Fund to the extent these expenses are attributable to the relevant Investment Fund (in each case, other than interest expense and expenses incurred in connection with short sales). If an Investment Fund is treated as an investor, rather than a trader, in securities, the Investment Fund’s expenses and the expenses of the Master Fund and the Fund to the extent these expenses are attributable to such Investment Fund (in each case, other than interest expense and expenses incurred in connection with short sales) will be considered investment expenses deductible only under Section 212 of the Code. In that case, the ability of a Member who is an individual to deduct his share of these investment expenses will be subject to limitations. These investment expenses will be deductible by the Member for regular U.S. federal income tax purposes only to the extent that the Member’s share of such expenses, when combined with other “miscellaneous itemized deductions,” exceeds 2% of the Member’s adjusted gross income for the particular year; will not be deductible by the Member for U.S. federal alternative minimum tax purposes; and will be subject to certain other limitations on deductibility. The determination whether the operations and activities of an Investment Fund constitute trading in securities or investing in securities for U.S. federal income tax purposes is inherently factual and subject to a body of authority that is neither complete nor comprehensive in scope.

     Expenses that are attributable to the offering and sale of interests in an Investment Fund or the Fund must be capitalized and cannot be deducted or amortized. The other organizational expenses of an Investment Fund and the Fund, and the organizational expenses of the Master Fund, must also be capitalized, but may be amortized. The amortization period will be 180 months in the case of organizational expenses paid or incurred after October 22, 2004, and 60 months for organizational expenses paid or incurred on or before October 22, 2004.

     Passive Activity Rules. In general, the income, gain, losses and deductions of the Fund will not be derived from a “passive activity” within the meaning of Section 469 of the Code. Consequently, a Member’s share of Fund losses and deductions will generally not be subject to the limitations on “passive activity losses” imposed by Section 469, and a Member will generally not be able to offset his “passive activity losses” against his allocable share of Fund income and gain. It is possible, however, that the Fund will derive some income, gain, losses and deductions from “passive activities” as a consequence of investments by the Investment Funds in entities that are treated as partnerships for U.S. federal income tax purposes.

     Foreign Tax Credits. As discussed below, certain income derived by the Investment Funds may be subject to non-U.S. withholding or other taxes. For U.S. federal income tax purposes, these non-U.S. taxes may give rise to foreign tax credits, the use of which is subject to a complex set of limitations and restrictions. In particular, a Member may use foreign tax credits to offset only the portion of his U.S. federal income tax liability that is attributable to foreign source income. Because a Member’s share of gains from the sale of investments by an Investment Fund will generally be treated as U.S. source income, this limitation may preclude a Member from claiming a credit for foreign taxes imposed on any such gains. In addition, a Member’s share of foreign currency gains, and of income and gains from derivative financial instruments, will generally be treated as U.S. source income.

     Repurchases of Interests. In general, when the Fund repurchases a Member’s interest, in whole or in part, the Member will recognize capital gain to the extent that the cash received upon the repurchase exceeds the Member’s adjusted tax basis in his Interest. If a Member receives only cash, rather than an in-kind distribution of Fund assets, on a repurchase of his entire Interest, he will recognize a loss to the extent that the adjusted tax basis of his Interest exceeds such cash. However, if the Fund repurchases less than a Member’s entire Interest, or if the Fund distributes property other than cash on the repurchase of a Member’s entire Interest, the Member will not recognize a loss, if any, until his Interest is completely liquidated and any such distributed property is disposed of in a taxable transaction.

     Assuming that the Fund is treated as an “investment partnership” for purposes of Section 731 of the Code, a Member will not recognize gain or loss as a consequence of receiving an in-kind distribution of Fund assets. If the Fund were not treated as an “investment partnership,” a distribution of marketable securities to a Member would be treated as a distribution of cash for purposes of determining the amount of gain, if any, realized by the Member. At the time of any in-kind distribution of marketable securities, the Manager will determine whether the Fund is an “investment partnership.”

     A Member’s tax basis in his Interest will be increased by his share of the Fund’s income and gain, as determined for U.S. federal income tax purposes, and decreased (but not below zero) by his share of the Fund’s losses and deductions, as determined for U.S. federal income tax purposes, including (i) his indirect share of all income and loss recognized by an Investment Fund as a consequence of a “mark-to-market” election under Section 475 of the Code and (ii) his indirect share of any gain or loss recognized by the Master Fund upon a withdrawal from an Investment Fund. The Fund may specially allocate items of income or loss to a withdrawing Member to the extent that the Member’s capital account balance exceeds, or is less than, the adjusted tax basis of his Interest. This special allocation may result in the withdrawing Member’s recognizing short-term capital gain (or loss) or ordinary income (or loss), instead of long-term capital gain (or loss), in connection with a withdrawal from the Fund.

     Upon a repurchase of his Interest, in whole or in part, a Member may recognize ordinary income or loss attributable to the Member’s indirect share of certain assets of the Investment Funds described in Section 751(c) of the Code. Although the issue is not clear, gain or loss recognized by the Master Fund upon a withdrawal from an Investment Fund that has made a “mark-to-market” election under Section 475 of the Code, and gain or loss recognized by the Fund upon a withdrawal from the Master Fund or by a Member upon withdrawal from the Fund to the extent such gain or loss is attributable to such an Investment Fund, might be treated as ordinary income or loss under Section 751 of the Code as a consequence of the Investment Fund’s mark-to-market election. Under proposed Treasury regulations, the portion of any gain recognized by a Member on a repurchase of his Interest that is attributable to the Member’s indirect interest in any PFIC held by an Investment Fund, or to any Investment Fund that is a PFIC, will be subject to the PFIC rules described in “Investment Fund as Foreign Corporation.” Members should consult their tax advisers about the character of any gain or loss recognized on the repurchase of their Interests.

     Tax-Exempt Investors. Because of their leveraged investment strategies, the Investment Funds will generate a substantial amount of “unrelated business taxable income” (“UBTI”). Prospective investors that wish to avoid recognizing UBTI should consider investing through Mercantile Alternative Strategies Fund for Tax-Exempt/Deferred Investors (TEDI) LLC, which is a “feeder fund” for tax-exempt investors that will invest in the Master Fund. Investment entities with both tax-exempt investors and taxable investors should consult their tax advisers in deciding whether to invest in the Master Fund through the Fund or Mercantile Alternative Strategies Fund for Tax-Exempt/Deferred Investors (TEDI) LLC.

Additional U.S. Tax Considerations

     Adjustments to Basis of Fund Assets. Under the LLC Agreement, the Manager may cause the Fund to make an election under Section 754 of the Code to adjust the tax basis of its assets in the event of a transfer of an Interest or of certain distributions by the Fund. The governing agreement of the Master Fund contains a similar provision. Because of the accounting complexities and added expense that can result from having such an election in effect, and because the election, once made, cannot be revoked without the consent of the IRS, the Manager does not intend to cause either the Fund or the Master Fund to make this election. In certain circumstances, however, an Investment Fund, the Master Fund and/or the Fund may be required to reduce the tax basis of assets as a result of a transfer of an interest in the Investment Fund, an interest in the Master Fund or an Interest or as a result of certain distributions by the Investment Fund, the Master Fund or the Fund.

     Information Returns and Schedules. The Fund will file an information return on IRS Form 1065 and will provide information on Schedule K-1 to each Member as promptly as practicable following the close of the Fund’s taxable year. In order for the Fund to satisfy its tax reporting requirements, it must receive tax information from the Master Fund, which, in turn, must receive tax information from the Investment Funds. An Investment Fund’s delay in providing a Schedule K-1 to the Master Fund could delay the Fund’s preparation of its information return and Schedule K-1’s. Delivery of the relevant information by an Investment Fund will be subject to delay in the event of the late receipt of any necessary tax information from an entity in which the Investment Fund holds an interest. It is therefore possible that, in any taxable year, the Members will need to apply for extensions of time to file their tax returns.

      Tax Matters Partner. The Manager will be designated as the Fund’s “tax matters partner.”

     Audits. The tax treatment of income and deductions of each Investment Fund generally will be determined at the Investment Fund level in a single proceeding, which the tax matters partner of the Investment Fund will control, rather than by individual audits of the limited partners of the Investment Fund. If the IRS audits an Investment Fund’s, the Master Fund’s or the Fund’s tax returns, however, an audit of the Members’ own returns may result. The legal and accounting costs incurred in connection with any audit of an Investment Fund’s, the Master Fund’s or the Fund’s tax returns will be borne by the Investment Fund, the Master Fund or the Fund, respectively, but Members will bear the cost of audits of their own returns.

     Reporting and Listing Requirements. A direct or indirect participant in any “reportable transaction” must disclose its participation to the IRS on IRS Form 8886. For purposes of the disclosure rules, a partner may, if certain conditions are satisfied, be treated as a participant in a reportable transaction in which its partnership participates. It is possible that an Investment Fund will participate in one or more reportable transactions that the Master Fund, the Fund and certain Members will be required to report. In addition, a repurchase of an Interest will be reportable by the withdrawing Member if the Member recognizes a loss on the repurchase that equals or exceeds an applicable threshold amount. Members should consult their tax advisers to determine whether filing Form 8886 in accordance with the disclosure rules is required.

State and Local Tax Considerations

     In addition to the U.S. federal income tax consequences described above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. Members may be subject to state and local taxes in jurisdictions in which an Investment Fund acquires certain investments and may be required to file tax returns in those jurisdictions. In certain jurisdictions, an Investment Fund, the Master Fund or the Fund may be required to withhold certain state and local taxes on behalf of Members. State and local tax laws may differ from U.S. federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. Prospective investors should consult their tax advisers with respect to the state and local tax consequences of an investment in the Fund.

Non-U.S. Tax Considerations

     This prospectus does not attempt to summarize any of the non-U.S. tax considerations applicable to the Investment Funds’ investments. Non-U.S. taxing jurisdictions may impose withholding or other taxes in respect of income generated by such investments. These foreign taxes may not be fully deductible or creditable by Members for U.S. federal income tax purposes, particularly given the complex set of limitations and restrictions on the use of foreign tax credits. Prospective investors should consult their tax advisers regarding the potential consequences of non-U.S. investments.

Authorization Regarding Disclosure of Tax Structure

     Notwithstanding any other statement in this prospectus, the Manager and its advisers, members, officers, directors, employees and principals authorize each Member and each Member’s employees, representatives or other agents, from and after the commencement of any discussions with any such party, to disclose to any and all persons without limitation of any kind the tax treatment and tax structure of the Fund and any transaction entered into by the Fund and all materials of any kind (including opinions or other tax analyses) relating to such tax treatment or tax structure that are provided to such Member, except for any information identifying the Manager, the Fund, the Members or their respective members, officers, directors, employees and principals and (except to the extent relevant to such tax structure or tax treatment) any nonpublic commercial or financial information.

Importance of Obtaining Professional Advice

     The foregoing analysis is not intended as a substitute for careful tax planning. Accordingly, prospective investors in the Fund are strongly urged to consult their tax advisers with specific reference to their own situations regarding the possible tax consequences of an investment in the Fund.

ERISA CONSIDERATIONS

     Because of its leveraged investment strategy, the Master Fund will generate a substantial amount of UBTI, which will be passed through to investors investing in the Fund. Investors who do not wish to have UBTI should not invest in the Fund, but should instead consider investing in the Master Fund through Mercantile Alternative

Strategies Fund for Tax-Exempt/Deferred Investors (TEDI) LLC, which is structured to avoid passing through UBTI to tax-exempt investors. Accordingly, tax-exempt employee benefit plans, individual retirement accounts and similar tax-exempt investors generally should not invest through the Fund, but rather should consider investing through Mercantile Alternative Strategies Fund for Tax-Exempt/Deferred Investors (TEDI) LLC. Investment entities consisting of both tax-exempt investors and taxable investors should consult their tax advisers in deciding whether to invest in the Master Fund through the Fund or Mercantile Alternative Strategies Fund for Tax-Exempt/Deferred Investors (TEDI) LLC.

     Persons who are fiduciaries with respect to assets of an employee benefit plan subject to ERISA (an “ERISA” Plan”), or a plan or other arrangement such as an IRA or Keogh plan subject to Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Fund.

     ERISA imposes general and specific responsibilities on persons who are “fiduciaries” for purposes of ERISA with respect to an ERISA Plan, including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, a fiduciary of an ERISA Plan must comply with rules adopted by the U.S. Department of Labor (the “DOL”), which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of an ERISA Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the Plan’s portfolio, taking into account whether the investment is designed reasonably to further the Plan’s purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio’s composition with regard to diversification, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan; and (4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the Plan’s funding objectives.

     Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL’s regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the Plan would be sufficiently diversified if the investment is made. If a fiduciary of an ERISA Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the Plan, the fiduciary may be held personally liable for losses incurred by the Plan as a result of the breach.

     Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. For that reason, neither the Manager, the Adviser nor any of the Investment Managers will be fiduciaries with respect to those Plans within the meaning of ERISA, and the assets and investments of the Fund, the Master Fund and the Investment Funds will not be subject to the provisions of ERISA or Section 4975 of the Code.

     The Manager may require an ERISA Plan proposing to invest in the Fund to represent: that it, and any fiduciaries responsible for its investments, are aware of and understand the Fund’s investment objective, policies and strategies; and that the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

     Certain prospective Plan investors may currently maintain relationships with the Manager or the Adviser or with other entities that are affiliated with the Manager or the Adviser. Each of the Manager or the Adviser and their affiliates may be deemed to be a party in interest or disqualified person (as defined in ERISA and the Code, respectively) to and/or a fiduciary of any Plan to which it provides investment management, investment advisory or other services. ERISA and the Code prohibit Plan assets to be used for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the

Code. A fiduciary of a Plan investing in the Fund may be required to represent: that the decision to invest in the Fund was made by it as a fiduciary that is independent of the Manager or the Adviser, and their affiliates; that it is duly authorized to make such investment decision; and it has not relied on any individualized advice or recommendation of the Manager, the Adviser, or their affiliates, as a primary basis for the decision to invest in the Fund and that its investment in the Fund will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

     The provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion contained in this prospectus, is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

ADDITIONAL INFORMATION AND SUMMARY OF
LIMITED LIABILITY COMPANY AGREEMENT

     THE FOLLOWING IS A SUMMARY DESCRIPTION OF ADDITIONAL ITEMS AND OF SELECT PROVISIONS OF THE LLC AGREEMENT THAT MAY NOT BE DESCRIBED ELSEWHERE IN THIS PROSPECTUS. THE DESCRIPTION OF THESE ITEMS AND PROVISIONS IS NOT DEFINITIVE AND REFERENCE SHOULD BE MADE TO THE COMPLETE TEXT OF THE LLC AGREEMENT WHICH IS ATTACHED AS APPENDIX A TO THIS PROSPECTUS.

Member Interests

      Persons who purchase Interests in the offering being made hereby will be Members.

Liability of Members

     Under Delaware law and the LLC Agreement, each Member will be liable for the debts, obligations and liabilities of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto) and a Member, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Member in accordance with the LLC Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund’s assets.

Duty of Care of Directors

     The LLC Agreement provides that a Director shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Director’s services as such in the absence of willful misfeasance, bad faith or gross negligence of the duties involved in the conduct of the Director’s office. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Director by the Fund (but not by the Members individually) against any liability and expense to which the Director may be liable which arise in connection with the performance of the Director’s activities on behalf of the Fund. Directors shall not be personally liable to any Member for the repayment of any positive balance in the Member’s capital account or for contributions by the Member to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the LLC Agreement shall not be construed so as to provide for indemnification of a Director for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the LLC Agreement to the fullest extent permitted by law.

Amendment of the LLC Agreement

     The LLC Agreement may generally be amended, in whole or in part, with the approval of the Board (including a majority of Independent Directors if required by the 1940 Act), and without the approval of the Members, unless the approval of Members is required by the 1940 Act. However, certain amendments to the LLC Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to tender its entire Interest for repurchase by the Fund.

Power of Attorney

     By subscribing for an Interest in the Fund, each Member will appoint each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund. The power-of-attorney granted as part of each Member’s subscription agreement is a special power-of-attorney and is coupled with an interest in favor of each Director and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the transfer by a Member of all or any portion of an Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substitute Member, or upon the withdrawal of a Member from the Fund pursuant to a periodic tender or otherwise, this power-of-attorney given by the transferor shall terminate.

Term, Dissolution And Liquidation

     The Fund shall be dissolved by an affirmative vote by: (1) the Board or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members; or upon the expiration of any two year period that commences on the date on which any Member has submitted a written notice to the Fund requesting to tender its entire Interest for repurchase by the Fund if that Interest has not been repurchased by the Fund; or upon the failure of Members to elect successor Directors at a meeting called by the Manager when no Director remains to continue the business of the Fund; or as required by operation of law. Upon the occurrence of any event of dissolution, the Board or the Manager, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Manager to act as liquidator or is unable to perform this function) are charged with winding up the affairs of the Fund and liquidating its assets. Net profit or net loss during the period including the period of liquidation will be allocated as described in the section titled “Capital Accounts and Allocations Allocation of Net Profits and Net Losses.” Upon the liquidation of the Fund, its assets would be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Members, and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that the distribution of assets-in-kind would be in the interests of the Members in facilitating an orderly liquidation.

REPORTS TO MEMBERS

     The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. An Investment Manager’s delay, however, in providing this information could delay the Fund’s preparation of tax information for investors, which might require Members to seek extensions of the time to file their tax returns, or could delay the preparation of the Fund’s annual report. The Fund will send to Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act. Members also will be sent reports regarding the Fund’s operations each quarter.

FISCAL YEAR

     For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending December 31.

ACCOUNTANTS AND LEGAL COUNSEL

     •, whose principal business address is •, has been selected as independent auditors for the Fund and the Master Fund and in such capacity will audit the Fund’s and the Master Fund’s annual financial statements and financial highlights.

     When available, the Fund will furnish, without charge, a copy of its annual and semi-annual reports to Members.

     Kramer Levin Naftalis & Frankel LLP, New York, New York serves as legal counsel to the Fund and • serves as legal counsel to the Master Fund.

INQUIRIES

     Inquiries concerning the Fund and Interests (including information concerning subscription and withdrawal procedures) should be directed to:

            Mercantile Alternative Strategies Fund LLC
            c/o Mercantile Capital Advisors, Inc.
            Two Hopkins Plaza
            Baltimore, MD 21201

FINANCIAL STATEMENTS

      Appendix C to this prospectus provides financial statements of the Fund.

[For back cover of prospectus]

     Until •, 2006, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Appendix A

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
LIMITED LIABILITY COMPANY AGREEMENT

[to be provided by amendment]

A-1

Appendix B

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
INVESTOR QUALIFICATIONS

     Interests in the Fund are offered only to certain Eligible Investors. In order to be eligible to purchase Interests in the Fund, a prospective investor must be:

     (1) an “accredited investor” as defined in Regulation D of the Securities Act of 1933, as amended (the “Securities Act”); and

     (2) a “qualified client” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Accredited Investor

      The following persons are “accredited investors” under Regulation D:

     (a) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

      (b) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

      (c) an insurance company as defined in Section 2(13) of the Securities Act;

     (d) an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a business development company as defined in Section 2(a)(48) of the 1940 Act;

     (e) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

     (f) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentally of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

     (g) an employee benefit plan with the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors within the meaning of the Securities Act;

      (h) a private business development company as defined in Section 202(a)(22) of the Advisers Act;

     (i) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

     (j) a natural person who had an individual income in excess of $200,000 in each of the last two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     (k) a natural person whose individual net worth, or joint net worth with that person’ s spouse, at the time of the purchase exceeds $1,000,000;

B-1

     (l) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person with such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.

     (m) a director, executive officer, or general partner of the Fund, or any director, executive officer, or general partner of a general partner of the Fund;

     (n) an entity, other than partnership, S corporation or grantor trust, in which all of the equity owners are accredited investors within the meaning of the Securities Act.

Qualified Client

      The following persons are “qualified clients” under Rule 205-3 under the Advisers Act:

     (a) a natural person who or an entity that immediately after an initial investment in the Fund has at least $750,000 under the management of the Manager;

     (b) a natural person who or an entity that has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000;

     (c) a natural person who (alone or together with his or her spouse) owns at least $5,000,000 in investments (as defined by the Securities and Exchange Commission)(“Investments”);

     (d) a company that owns not less than $5,000,000 in Investments and that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations, or trusts established by or for the benefit of such persons;

     (e) a trust that is not covered by clause (d) and that was not formed for the specific purpose of acquiring the Interests, as to which the trustee or other person authorized to make decisions with respect to the trust, and each settlor of other person who has contributed assets to the trust, is a person described in clauses (c), (d) or (f);

     (f) a person, acting for its own account or the accounts of other persons described in clauses (c), (d), (e), (f), (g) and/or (h), who in the aggregate owns and invests on a discretionary basis, not less than $25,000,000 in Investments;

     (g) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act (as that term is modified by the limitations imposed thereon by Rule 2a51-1(g)(1) under the 1940 Act;

     (h) a company, regardless of the amounts of its Investments, each of the beneficial owners of the securities of which is a person described in clauses (c) through (g); or

      (i) a natural person who immediately prior to an initial investment in the Fund is:

     (A) an executive officer, director, trustee, general partner, or person serving in a similar capacity, of the Manager; or

     (B) an employee of the Manager (other than an employee performing solely clerical, secretarial or administrative functions with regard to the Manager) who, in connection with his or her regular functions or duties, participates in the investment activities of the Manager, provided that such employee has been performing such functions and duties for or on behalf of the Manager, or substantially similar functions or duties for or on behalf of another company for at least 12 months.

B-2

Appendix C

FINANCIAL STATEMENTS

[to be provided by amendment]

C-1

Appendix D

PERFORMANCE INFORMATION

     This appendix presents past performance information of the Fund from January 1, 2003 to July 31, 2005. The Fund commenced operations on December 27, 2002. As part of a reorganization transaction, on August 11, 2005, the Fund’s Board of Directors approved the Fund’s transfer of all of its assets to the Master Fund in exchange for interests in the Master Fund. The Fund will become a “feeder” fund in a “master-feeder” structure. As a result of the reorganization, the Fund will invest all of its investable assets into the Master Fund. The Master Fund and the Fund will have substantially similar investment objectives and employ substantially similar investment policies and strategies. The Fund expects to transfer its assets to the Master Fund and adopt the master-feeder structure by the end of 2005.

     Pending completion of the reorganization, the Fund is managed by Mercantile Capital Advisors, Inc. (the “Manager”), which also serves as the investment manager of the Master Fund. Pending completion of the reorganization, Robeco-Sage Capital Management, L.L.C. (the “Adviser”) serves as the Fund’s investment adviser. The Adviser also serves as the investment adviser to the Master Fund.

     The performance information shown is not an indication of how the Fund will perform in the future. The Fund’s performance in the future may be different from the past performance of the Fund due to factors such as differences in cash flows, fees, expenses, portfolio size, the number and identity of underlying Investment Funds, investment limitations and diversification requirements, if any. All of these factors could have a negative impact on the Fund’s performance as compared to its past performance. In addition, the period covered by the prior performance information is limited, and may not reflect performance in different economic cycles.

     Prospective investors should recognize that the fees and expenses of the Fund will differ following the completion of the reorganization into a master-feeder structure. The past performance of the Fund shown in this appendix reflects fees and expenses that are different from the fees and expenses of the Fund once it becomes a feeder fund.

     The performance shown for the Fund through March 31, 2005 has been audited by an independent public accounting firm. Performance following March 31, 2005 has not been audited and is subject to change. The performance does not comply with the standards established by the Association of Investment Management and Research (AIMR).

     THE PAST PERFORMANCE OF THE FUND IS NO GUARANTEE OF THE FUTURE RESULTS OF THE MASTER FUND OR THE FUND.

Net Monthly Returns

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD

2005	-0.31%	0.97%	-0.15%	-1.37%	0.72%	1.59%	1.64%						3.10%
2004	0.94%	0.42%	-0.64%	-1.20%	-1.02%	1.04%	0.17%	0.22%	0.12%	0.64%	2.73%	2.07%	5.56%
2003	0.53%	0.29%	-0.06%	0.90%	2.14%	0.66%	0.88%	0.49%	0.59%	1.20%	1.05%	1.18%	10.27%

Statistical Data Since Inception

Annualized Return	7.33%
Average Monthly Return	0.59%
Largest Drawdown	-2.83%
Months to Recover	6
Annualized Standard Deviation	3.25%
Annualized Sharpe Ratio	0.69
% of Positive Months	77.42%

D-1

     The performance information shown is net of fees and expenses, but does not reflect the payment of a distribution fee or any taxes payable by a particular investor, which, if reflected, would reduce the performance shown.

Definitions

     Standard Deviation: A statistical measurement of the dispersion around a fund’s average return over a specified time period. It describes how widely returns vary over a designated time period. A higher standard deviation indicates a wider dispersion of past returns and thus greater historical volatility. Standard deviation does not indicate how the fund actually performed, but merely indicates the volatility of its return over time.

     Sharpe Ratio: The Sharpe ratio measures how well a fund is rewarded for the risk it incurs. The higher the ratio, the better the return per unit of risk taken. It is calculated by subtracting the risk-free rate from the fund’s annualized average return, and dividing the result by the fund’s annualized standard deviation. A Sharpe ratio of 1.0 indicates that the rate of the return is proportional to the risk assumed in seeking that reward.

     Drawdown: The percentage loss that a fund incurs from its peak net asset value to its lowest value. The maximum drawdown over significant period is sometimes employed as a means of measuring the risk of a vehicle. Usually expressed as a percentage decline in net asset value.

D-2

PART C
OTHER INFORMATION

Item 25.  Financial Statements and Exhibits

(1)	Financial Statements:

Included in Part B of this Registration Statement.(1)

(2)	Exhibits:

	(a)(i)	Certificate of Formation(2)
	(a)(ii)	Limited Liability Company Agreement(1)
	(b)	Not Applicable
	(c)	Not Applicable
	(d)	Incorporated by reference to Exhibit (a)(2) above.
	(e)	Not Applicable
	(f)	Not Applicable
	(g)(i)	Investment Management Agreement between Registrant and Mercantile Capital Advisors, Inc.(1)
	(g)(ii)	Investment Management Agreement between the Master Fund and Mercantile Capital Advisors, Inc.(1)
	(g)(iii)	Investment Advisory Agreement between the Master Fund, Mercantile Capital Advisors, Inc. and
Robeco-Sage Capital Management, L.L.C.(1)
	(h)	Distribution Agreement between Registrant and Mercantile Investment Services, Inc.(1)
	(i)	Not Applicable
	(j)	Custodian Agreement between Registrant and •(1)
	(k)(i)	Administration Agreement among Registrant, the Master Fund and Mercantile Capital Advisors, Inc.(1)
	(k)(ii)	Escrow Agreement between Registrant and •(1)
	(k)(iii)	Expense Limitation Agreement among Registrant, the Master Fund and Mercantile Capital Advisors,
Inc.(1)
	(l)	Opinion of Delaware counsel for Registrant(1)
	(m)	Not Applicable
	(n)	Consent of Independent Auditors(1)
	(o)	Not Applicable
	(p)	Not Applicable
	(q)	Not Applicable
	(r)(i)	Code of Ethics of Registrant
	(r)(ii)	Code of Ethics of Mercantile Capital Advisors, Inc.
	(r)(iii)	Code of Ethics of Robeco-Sage Capital Management, L.L.C.
	(r)(iv)	Code of Ethics of Mercantile Investment Services, Inc.
	(s)	Powers of Attorney

(1)	To be filed by amendment.

(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed with the SEC on November 22, 2002 (Exhibits 2a(1) and 2a(2)) and on December 30, 2002 (Exhibit 2a(1)) (Reg. No. 811-21257).

Item 26. Marketing Arrangements

      Please refer to Item 24(2)(h) above.

1

Item 27. Other Expenses of Issuance and Distribution

All figures are estimates.

Registration fees	$
Accounting fees and expenses	$
Legal fees and expenses	$
Printing and engraving expenses	$
[Other expenses]	$

Total	$

Item 28. Persons Controlled By or Under Common Control

     The following entities may be considered to be under common control with the Registrant at the time of this filing:

      Mercantile Alternative Strategies Fund for Tax-Exempt/Deferred (TEDI) Investors LLC;

      Mercantile Alternative Strategies Master Fund LLC;

      Mercantile Absolute Return Fund LLC;

      Mercantile Absolute Return Fund for Tax-Exempt/Deferred (TEDI) Investors LLC;

      Mercantile Absolute Return Master Fund LLC;

      Mercantile Long-Short Manager Fund LLC;

      Mercantile Long-Short Manager Fund for Tax-Exempt/Deferred (TEDI) Investors LLC;

      Mercantile Long-Short Manager Master Fund LLC

      (each organized under the laws of Delaware); and

      Mercantile Funds, Inc. (organized under the laws of Maryland)

     Each of these entities has a Board of Directors that is identical in composition to the Board of Directors of each other entity and the Registrant. In addition, Mercantile-Safe Deposit & Trust Company (“MSD&T”), a trust company licensed in the state of Maryland, owns in excess of 25% of the voting securities of each of the above entities. MSD&T is a wholly owned subsidiary of Mercantile Bankshares Corporation (“MBC”), a financial holding company regulated by the Board of Governors of the Federal Reserve System. MBC owns in excess of 25% of each of the above entities other than Mercantile Funds, Inc.

Item 29. Number of Holders of Securities

     The following table sets forth the approximate number of record holders of each class of the Registrant’s securities at • , 2005

Title of Class	Number of Record Holders

Limited liability company interests	•

2

Item 30. Indemnification

     Registrant’s Limited Liability Agreement contains provisions limiting the liability, and providing indemnification, of the Registrant’s Directors and officers under certain circumstances.

     Registrant hereby undertakes that it will apply the indemnification provision of the Registrant's Limited Liability Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

     Robeco-Sage Capital Management, L.L.C., the Registrant’s investment adviser (the “Adviser”), acts as investment adviser or subadviser for a number of other registered investment companies and investment funds excluded from the definition of investment company under the Investment Company Act of 1940. The Adviser is also registered as a commodity pool operator with the U.S. Commodity Futures Trading Commission. Information as to the directors and officers of the Adviser, together with a description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in the Adviser’s Form ADV as filed with the Securities and Exchange Commission (File No. 801-61455), and is incorporated herein by reference.

     Mercantile Capital Advisors, Inc., the Registrant’s investment manager (the “Manager”), acts as investment adviser or subadviser for a number of other registered investment companies. Information as to the directors and officers of the Manager, together with a description of any other business, profession, vocation, or employment of a substantial nature in which the Manager, and each director, executive officer, managing member or partner of the Manager, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in the Manager’s Form ADV as filed with the Securities and Exchange Commission (File No. 801-60093), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

      All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of Mercantile Capital Advisors, Inc., the Registrant’s administrator, at Two Hopkins Plaza, Baltimore, Maryland 21201.

Item 33. Management Services

      Not applicable.

3

Item 34. Undertakings

     The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; (3) and to include any material information with respect to any plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

4

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Baltimore, Maryland, on the 30th day of September 2005.

Mercantile Alternative Strategies Fund LLC

By:		*

	Name:	Kevin A. McCreadie
	Title:	President

      Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*	President (Principal Executive Officer)	September 30, 2005

Kevin A. McCreadie

Treasurer (Principal Financial and
*	Accounting Officer)	September 30, 2005

Scott J. Liotta

*	Director	September 30, 2005

Edward D. Miller, Jr.

*	Director	September 30, 2005

John R. Murphy

*	Director	September 30, 2005

George R. Packard, III

*	Director	September 30, 2005

L. White Matthews, III

*	Director	September 30, 2005

Thomas L. Owsley

*	Director	September 30, 2005

Decatur H. Miller

*By:	/s/ Savonne L. Ferguson

Savonne L. Ferguson
as attorney-in-fact

*	Pursuant to power of attorney filed herewith.

SIGNATURES

     Mercantile Alternative Strategies Master Fund LLC has duly caused this Registration Statement of Mercantile Alternative Strategies Fund LLC to be signed on its behalf by the undersigned, thereunto duly authorized, in Baltimore, Maryland, on the 30th day of September 2005.

Mercantile Alternative Strategies Master Fund LLC

By:		*

	Name:	Kevin A. McCreadie
	Title:	President

      Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*	President (Principal Executive Officer)	September 30, 2005

Kevin A. McCreadie

Treasurer (Principal Financial and
*	Accounting Officer)	September 30, 2005

Scott J. Liotta

*	Director	September 30, 2005

Edward D. Miller, Jr.

*	Director	September 30, 2005

John R. Murphy

*	Director	September 30, 2005

George R. Packard, III

*	Director	September 30, 2005

L. White Matthews, III

*	Director	September 30, 2005

Thomas L. Owsley

*	Director	September 30, 2005

Decatur H. Miller

*By:	/s/ Savonne L. Ferguson

Savonne L. Ferguson
as attorney-in-fact

*	Pursuant to power of attorney filed herewith.

INDEX TO EXHIBITS

Exhibit Number	Description

2(r)(i)	Code of Ethics of Registrant
2(r)(ii)	Code of Ethics of Mercantile Capital Advisors, Inc.
2(r)(iii)	Code of Ethics of Robeco-Sage Capital Management, L.L.C.
2(r)(iv)	Code of Ethics of Mercantile Investment Services, Inc.
2(s)	Powers of Attorney